                                                                    Exhibit 10.3

                           LOAN AND SECURITY AGREEMENT

                          DATED AS OF OCTOBER 31, 2006

                                      among

                              CS ACQUISITION CORP.
                            COLLINS INDUSTRIES, INC.
                             COLLINS BUS CORPORATION
                         WHEELED COACH INDUSTRIES, INC.
                             CAPACITY OF TEXAS, INC.
                                  MID BUS, INC.

                                       and

                              MOBILE PRODUCTS, INC.

                                  as Borrowers,

                          The GUARANTORS named herein,

                                       and

                          GMAC COMMERCIAL FINANCE LLC,

                          as Agent and as a Lender, and

                       The Financial Institution(s) Listed
                         on the Signature Pages Hereof,

                                   as Lenders

                                TABLE OF CONTENTS

SECTION 1      DEFINITIONS AND ACCOUNTING TERMS                                1

SECTION 2      LOANS AND COLLATERAL                                           24

                                       i

SECTION 3      CONDITIONS TO LOANS                                            42

                                       ii

SECTION 4      REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS              46

                                       iii

SECTION 5      REPORTING AND OTHER AFFIRMATIVE COVENANTS                      60

SECTION 6      FINANCIAL COVENANTS                                            62

SECTION 7      NEGATIVE COVENANTS                                             63

         (D)      No Restrictions on Subsidiary Distributions to

SECTION 8      DEFAULT, RIGHTS AND REMEDIES                                   66
8.1.     Event of Default.....................................................66
         (A)      Payment.....................................................66

                                       iv

SECTION 9      AGENT                                                          72

                                        v

         (C)      Failure to Give Consent; Replacement of Non-Consenting Lend.78

         (C)      No Relief of Obligations; Cooperation; Ability to Make LIBO.79

SECTION 10     BORROWING AGENCY                                               83

SECTION 11     GUARANTY                                                       85

                                       vi

SECTION 12     MISCELLANEOUS                                                  92

12.9.    Lenders' Obligations Several; Independent Nature of Lenders' Rights..95

                                       vii

                          LOAN AND SECURITY AGREEMENT

         This LOAN AND  SECURITY  AGREEMENT  is dated as of October 31, 2006 and
entered  into  among  CS  ACQUISITION   CORP.,  a  Missouri   corporation   ("CS
Acquisition"),  COLLINS INDUSTRIES,  INC., a Missouri  corporation  ("Collins"),
COLLINS BUS CORPORATION, a Kansas corporation ("Bus"), WHEELED COACH INDUSTRIES,
INC.,  a  Florida  corporation  ("WCI"),   CAPACITY  OF  TEXAS,  INC.,  a  Texas
corporation ("Capacity"), MID BUS, INC., an Ohio corporation ("Mid Bus"), MOBILE
PRODUCTS,  INC., a Kansas corporation  ("Mobile Products",  and together with CS
Acquisition,  Collins,  Bus, WCI,  Capacity and Mid Bus,  each a "Borrower"  and collectively  "Borrowers"),  the  Guarantors  signatory  hereto,  the  financial institution(s)  listed  on the  signature  pages  hereof  and  their  respective successors and Eligible Assignees (each individually a "Lender" and collectively
"Lenders") and GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company
(in its individual capacity, "GMAC CF"), for itself as a Lender and as Agent.

         WHEREAS,  Borrowers  desire that  Lenders  extend a credit  facility to finance a portion of the Merger  Consideration  for the merger of CS Acquisition with and into  Collins,  with Collins being the  surviving  corporation  of such merger (the "Merger"),  to refinance  existing  indebtedness of Borrowers and to provide  working  capital  financing  and to  provide  funds for  other  general corporate purposes; and

         WHEREAS,  to  secure  each  Loan  Party's  obligations  under  the Loan
Documents,  Loan  Parties are  granting  to Agent,  for the benefit of Agent and
Lenders,  a security  interest  in and lien upon all of Loan  Parties'  real and personal property; and

         WHEREAS,  each  entity  listed  on  the  signature  pages  hereto  as a
"Guarantor" (each a "Guarantor" and  collectively,  the "Guarantors") is willing to guaranty all (or part) of the  Obligations  of Borrowers to Agent and Lenders under the Loan  Documents  and to grant to Agent,  for the  benefit of Agent and
Lenders, a security interest in all real and personal property of such Guarantor to secure such guaranty;

         NOW,  THEREFORE,  in  consideration of the premises and the agreements, provisions and covenants  herein  contained,  Borrowers,  Guarantors,  Agent and
Lenders agree as follows:

SECTION 1     DEFINITIONS AND ACCOUNTING TERMS

         1.1. CERTAIN DEFINED TERMS. The capitalized terms not otherwise defined in this Agreement shall have the meanings set forth below:

         "Additional Mortgaged Property" means all real property owned or leased by any Loan Party in which, after the Closing Date, Agent requires a mortgage to secure the Obligations.

         "Advance"  shall mean an advance under the Revolving  Loan or Swingline
Loan.

         "Affected  Lender" has the meaning  assigned to that term in subsection
2.11.

         "Affiliate"  means any Person  (other  than Agent or any  Lender):  (a)
directly or indirectly controlling, controlled by, or under common control with, any Loan Party;  (b) directly or indirectly  owning or holding five percent (5%)
or more of any Equity Interest in any Loan Party;  (c) five percent (5%) or more of whose stock or other Equity  Interest  having  ordinary  voting power for the election  of  directors  or the  power to  direct  or  cause  the  direction  of management,  is directly or indirectly  owned or held by any Loan Party;  or (d)
which has a senior officer who is also a senior  officer of any Loan Party.  For purposes of this definition, "control" (including with correlative meanings, the terms "controlling",  "controlled by" and "under common control with") means the possession  directly or indirectly of the power to direct or cause the direction of the  management  and policies of a Person,  whether  through the ownership of
Equity Interests, or by contract or otherwise.

         "Agent"  means GMAC CF in its  capacity as agent for the Lenders  under the Loan  Documents  and any successor in such  capacity  appointed  pursuant to subsection 9.1(G).

         "Agent's Account" means the following Deposit Account of Agent:

                           JPMorgan Chase Bank, N.A.
                           New York, New York
                           ABA No.          021-000-021
                           Account Name     GMAC Commercial Finance
                                            Structured Finance Division
                           Account No.      3613249-84
                           Attention:       Loan Operations
                           Reference:       Collins Industries, Inc.

         "Agreement"  means  this  Loan  and  Security  Agreement  as it  may be amended, restated, supplemented or otherwise modified from time to time.

         "AIP" means AIP IV LLC, a Delaware limited liability company.

         "AIP/CHC" means AIP/CHC  Holdings,  LLC, a Delaware  limited  liability company.

         "AIP  Management  Agreement"  has the meaning  assigned to that term in subsection 3(U).

         "Applicable  Margin"  for each type of Loan shall  mean the  applicable percentage specified below:

                                    APPLICABLE MARGIN      APPLICABLE MARGIN FOR
TYPE OF LOAN                       FOR BASE RATE LOANS        LIBOR RATE LOANS
------------                       ------------------         ----------------

Revolving Advances                       0.75%                     2.75%

Term Loan                                1.25%                     3.25%

Obligations for which no other           0.75%                  Not Available
interest rate is specified

         "Asset  Disposition"  means the  disposition,  whether by sale,  lease, transfer, loss, damage, destruction, condemnation or otherwise, of any or all of the assets of any Loan Party other than (i) sales of  Inventory  in the ordinary course of  business  and  collections  of  Accounts  arising  out of the sale of
Inventory   in  the  ordinary   course  of  business  and  (ii)  the   Insurance
Monetization.

         "Assignment  and  Acceptance  Agreement"  shall mean an Assignment  and
Acceptance Agreement substantially in the form of Exhibit A.

         "Bank  Letter of Credit"  means each Letter of Credit  issued by a bank acceptable  to and approved by Agent for the account of Borrowers  and supported by guaranty or risk participation agreement issued by GMAC CF or Agent.

         "Base  Rate" means a variable  rate of interest  per annum equal to the higher of (a) the rate of interest  from time to time  published by the Board of
Governors of the Federal Reserve System as the "Bank Prime Loan" rate in Federal
Reserve  Statistical Release H.15(519) entitled "Selected Interest Rates" or any successor  publication of the Federal  Reserve  System  reporting the Bank Prime
Loan rate or its equivalent,  or (b) the Federal Funds Effective Rate plus fifty
(50) basis points.  The  statistical  release  generally sets forth a Bank Prime
Loan rate for each  Business  Day. The  applicable  Bank Prime Loan rate for any date not set forth shall be the rate set forth for the last  preceding  date. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank Prime Loan rate or its  equivalent,  the term  "Base  Rate"  shall mean a variable  rate of interest  per annum equal to the highest of the "prime  rate",
"reference rate", "base rate", or other similar rate announced from time to time by any of the three  largest  banks  (based on  combined  capital  and  surplus)
headquartered in New York, New York (with the  understanding  that any such rate may merely be a reference rate and may not  necessarily  represent the lowest or best rate actually charged to any customer by any such bank).

         "Base Rate Loans" means Loans bearing  interest at rates  determined by reference to the Base Rate.

         "Blocked  Accounts" has the meaning assigned to that term in subsection
4.22.

         "BNS" means BNS Holding, Inc., a Delaware corporation.

         "Borrower" and "Borrowers"  have the meaning  assigned to such terms in the introductory paragraph of this Agreement, and after the effectiveness of the
Merger shall include Collins as survivor of the Merger.

         "Borrowing Agent" means CS Acquisition,  and after the effectiveness of the Merger shall mean Collins, as survivor of the Merger.

         "Borrowing  Base"  means,  as of any date of  determination,  an amount equal to the sum of (a) up to 85% of  Eligible  Accounts,  PLUS (b) the least of
(i)  $33,000,000,  and  (ii)  the  sum of (A)  up to 40% of  Eligible  Inventory
consisting of raw materials, PLUS (B) up to 80% of Eligible Inventory consisting of  work-in-process,  PLUS (C) up to 80% of  Eligible  Inventory  consisting  of finished  goods,  and  (iii)  85% of the net  orderly  liquidation  value of the
Eligible  Inventory as determined by an appraiser  acceptable to Agent, LESS (c)
the Closing Date Reserve  LESS (d) in each case,  such  reserves as Agent in its reasonable credit judgment may elect to establish.

         "Borrowing  Base  Certificate"  means a  certificate  and schedule duly executed  by an  officer  of  Borrowing  Agent  appropriately  completed  and in substantially the form of Exhibit B.

         "Business  Day" means any day  excluding  Saturday,  Sunday and any day which is a legal holiday under the laws of the States of New York or Michigan or is a day on which banking  institutions located in any such state are closed, or for the purposes of LIBOR Loans only, a London Banking Day.

         "Capital   Expenditures"   means,  with  respect  to  any  Person,  all
expenditures for, or contracts for expenditures with respect to any fixed assets or improvements, or for replacements,  substitutions or additions thereto, that, in  accordance  with GAAP,  either  would be required to be  capitalized  on the balance  sheet of such  Person,  or would be  classified  and  accounted  for as capital expenditures on a statement of cash flows of such Person.

         "Capital Lease" means any lease of any property (whether real, personal or mixed) that,  in conformity  with GAAP,  should be accounted for as a capital lease.

         "Cash Interest Expense" means, without duplication, for any period, for
Loan Parties:  interest  expenses  deducted in the  determination  of net income
(excluding  (a)  the  amortization  of  fees  and  costs  with  respect  to  the transactions  contemplated  by this  Agreement  which have been  capitalized  as transaction  costs in accordance  with the provisions of subsection 1.3; and (b)
interest paid in kind).

         "Certificate  of  Exemption"  has the meaning  assigned to that term in subsection 2.9(C).

         "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments,  including, without limitation, all net income, gross income, gross receipts,  sales, use, ad valorem,  value added, transfer,  franchise,  profits, inventory,  capital stock, license,  withholding,  payroll,  employment,  social security, unemployment, excise, severance, stamp, occupation and property taxes, custom  duties,  fees,  assessments,  liens,  claims  and  charges  of any  kind whatsoever,  together with any interest and any  penalties,  additions to tax or additional  amounts,  imposed  by any  taxing or other  Governmental  Authority,
domestic  or  foreign   (including,   without   limitation,   the  PBGC  or  any
environmental agency or superfund), upon the Collateral, the Loan Parties or any of their Affiliates.

         "Closing Date" means October 31, 2006.

         "Closing  Date  Reserve"  means a reserve  against the  Borrowing  Base established  by Agent in an amount  equal to product of (x) the number of shares
of  common  stock  of  Collins  that  are  held  by  shareholders   ("Dissenting
Shareholders")  of  Collins  that have  perfected  their  dissenter's  rights in accordance with Section  351.455 of the General  Business and Corporation Law of
Missouri  by filing a written  objection  to the  Merger and not voting in favor thereof and (y) $12.50.  So long as no Default or Event of Default has  occurred and is continuing or would result  therefrom,  the Closing Date Reserve shall be
released  as  and  when   necessary  to  permit  the  Borrowers  to  pay  Merger
Consideration  of up to  $12.50  per  share to the  Dissenting  Shareholders  as required  by Section  351.455 of the General  Business  and  Corporation  Law of
Missouri.

         "Collateral"  has  the  meaning  assigned  to that  term in  subsection
2.7(A).

         "Collecting  Banks" has the meaning assigned to that term in subsection
4.22.

         "Collins"  has the meaning  assigned  to that term in the  introductory paragraph to this Agreement.

         "Commitment"  or  "Commitments"  means the commitment or commitments of
Lenders to make Loans as set forth in subsections  2.1(A),  2.1(B) and/or 2.1(C)
and to provide Lender Letters of Credit as set forth in subsection 2.1(F).

         "Compliance Certificate" means a certificate duly executed by the chief executive  officer or chief financial  officer of Borrowing Agent  appropriately completed and in substantially the form of Exhibit C.

         "Control"  means  "control"  as  defined  in the UCC with  respect to a particular item of Collateral.

         "Copyright  Security  Agreement" means any Copyright Security Agreement executed and  delivered by each Loan Party to Agent,  as the same may be amended and in effect from time to time.

         "Copyrights"  means,  collectively,   all  of  the  following  (a)  all
copyrights,  rights and interests in copyrights, works protectable by copyright, copyright  registrations and copyright  applications,  including those listed in the schedules to any Copyright  Security  Agreement;  (b) all renewals of any of the foregoing; (c) all income, royalties,  damages and payments now or hereafter due and/or  payable  under any of the  foregoing  or with  respect to any of the
foregoing,   including   damages  or  payments  for  past,   present  or  future
infringements  of any of the foregoing;  (d) the right to sue for past,  present
and  future  infringements  of  any  of  the  foregoing;   and  (e)  all  rights
corresponding to any of the foregoing throughout the world.

         "CS  Acquisition"  has  the  meaning  assigned  to  that  term  in  the introductory paragraph to this Agreement.

         "Daily  Interest  Amount"  has the  meaning  assigned  to that  term in subsection 9.8(A)(3).

         "Daily  Interest  Rate"  has  the  meaning  assigned  to  that  term in subsection 9.8(A)(3).

         "Daily  Loan  Balance"  has  the  meaning  assigned  to  that  term  in subsection 9.8(A)(3).

         "Default" means a condition,  act or event that,  after notice or lapse of time or both, would constitute an Event of Default if that condition,  act or event were not cured or removed within any applicable grace or cure period.

         "Default  Rate" has the  meaning  assigned  to that term in  subsection
2.2(A).

         "Defaulted  Amount" means,  with respect to any Lender at any time, any amount  required to be paid  hereunder or under any other Loan  Document by such
Lender to the Agent or any other Lender which has not been so paid.

         "Defaulting  Lender"  means,  at  any  time,  any  Lender  that  owes a
Defaulted Amount.

         "Disbursing  Agent" means Mellon  Investor  Services  LLC, a New Jersey limited liability company.

         "Disbursing  Agent  Agreement"  means  that  certain  Disbursing  Agent
Agreement dated as of October 18, 2006 between Collins and the Disbursing Agent.

         "EBITDA" means, for any period,  without duplication,  the total of the following for Loan Parties on a  consolidated  basis,  each  calculated for such period:  (a) net income  determined in accordance with GAAP; plus, to the extent deducted  in the  calculation  of net  income,  (b)  the sum of (i)  income  and franchise  taxes  paid or  accrued or any  payments  made under the Tax  Sharing
Agreement;  (ii) interest  expenses,  net of interest  income,  paid or accrued;
(iii) amortization and depreciation,  (iv) Pro-Forma Adjustments, (v) Management
Fees and  Expenses,  (vi)  non-cash  stock-based  compensation,  (vii)  non-cash purchase  accounting  charges,  and (viii)  other  non-cash  charges  (excluding accruals for cash  expenses made in the ordinary  course of business);  LESS, to the extent  included in the  calculation  of net income,  (c) the sum of (i) the income of any  Person  (other  than a Loan  Party) in which a Loan  Party has an ownership  interest except to the extent such income is received by a Loan Party in a cash  distribution  during such period;  (ii) gains or losses from sales or other  dispositions  of assets  (other than  Inventory  in the normal  course of business);  and (iii) extraordinary or non-recurring gains, net of extraordinary or non-recurring "cash" losses to the extent such non-recurring "cash" losses do not exceed the extraordinary or non-recurring gains.

         "Eligible  Accounts"  means,  as at  any  date  of  determination,  the aggregate of all Accounts that Agent, in its reasonable  credit judgment,  deems to be eligible for borrowing  purposes.  Without  limiting the generality of the foregoing, the Agent may determine that the following of Borrowers' Accounts are not Eligible Accounts:

                  (1) Accounts  which do not consist of accounts  receivable and contract receivables,  each owed to and owned by a Borrower arising or resulting from the sale of goods or the rendering of services by a Borrower.

                  (2) Accounts  which, at the date of issuance of the respective invoice  therefor,  were  payable  more than  sixty  (60) days after the date of issuance;

                  (3) Accounts which remain unpaid for more than sixty (60) days after the due date specified in the original  invoice,  but in any event no more than ninety (90) days after invoice date;

                  (4)  Accounts  which are  otherwise  eligible  with respect to which the Person  obligated on such Account is owed a credit by a Borrower,  but shall only be treated as ineligible to the extent of such credit;

                  (5)  Accounts  due  from a  Person  whose  principal  place of business is located outside the United States of America unless (x) such Account is backed by a Letter of Credit,  in form and substance  acceptable to Agent and issued or  confirmed  by a bank that is  organized  under the laws of the United
States of America or a State thereof, that is acceptable to Agent; provided that such Letter of Credit has been  delivered to Agent as  additional  Collateral or
(y) such Person is  disclosed  on Schedule  1.1(A) (as same may be updated  from time)  and  such  Account  is  otherwise  satisfactory  to  Agent,  in its  sole discretion, provided that any Account permitted under this sub-clause (y) may be deemed eligible by Agent (in its sole  discretion)  even if such Accont does not meet the  requirements  set forth in sub-clauses (2) and (3) of this definition, so long as any such  Account  does not remain  unpaid for more than one  hundred twenty (120) days after the invoice date;

                  (6)  Accounts  due  from a Person  which  Agent  has  notified
Borrowing Agent does not have a satisfactory credit standing;

                  (7)  Accounts  in  excess  of  an  aggregate  face  amount  of
$7,500,000 with respect to which the Account Debtor or the Person obligated with respect thereto is the United States of America,  any state or any municipality, or any  department,  agency or  instrumentality  thereof,  unless the applicable
Borrower has, with respect to such Account, complied with the Federal Assignment of  Claims  Act of 1940 as  amended  (31  U.S.C.  Section  3727 et  seq.) or any applicable statute or municipal ordinance of similar purpose and effect;

                  (8) Accounts with respect to which the Person  obligated is an
Affiliate of any Borrower or a director, officer, agent, stockholder,  member or employee of any Borrower or any of their respective Affiliates;

                  (9)  Accounts  due from a Person  if more than  fifty  percent
(50%) of the  aggregate  amount  of  Accounts  of such  Person  have at the time remained unpaid for more than sixty (60) days after due date or ninety (90) days after the invoice date if no due date was specified;

                  (10)  Accounts  with respect to which there is any  unresolved dispute  with the  respective  Account  Debtor or the Person  obligated  on such
Account (but such Account  shall only be  ineligible to the extent of the amount in dispute);

                  (11) Accounts  evidenced by an Instrument or Chattel Paper not in the possession of Agent, for the benefit of itself and Lenders;

                  (12) Accounts with respect to which Agent, on behalf of itself and Lenders,  does not have a valid, first priority and fully perfected security interest;

                  (13) Accounts subject to any Lien except those (x) in favor of
Agent,  for the  benefit of itself and  Lenders  and (y) in favor of Second Lien
Term Loan  Agent,  for the  benefit  of  itself  and the  Second  Lien Term Loan
Lenders,  to the extent  permitted  by the Second  Lien Term Loan  Subordination
Agreement;

                  (14) Accounts with respect to which the Account  Debtor or the
Person  obligated  on the  Account  is the  subject of any  bankruptcy  or other insolvency proceeding;

                  (15)  Accounts  due  from a Person  to the  extent  that  such
Accounts  exceed in the aggregate an amount equal to twenty percent (20%) of the aggregate of all Accounts of the Loan Parties, taken as a whole, at said date;

                  (16) Accounts  with respect to which the  obligation to pay is conditional  or subject to a  repurchase  obligation  or right to return or with respect to which the goods or  services  giving rise to such  Accounts  have not been delivered (or performed,  as applicable) and accepted by the Account Debtor or the Person obligated on such Account,  including progress billings,  bill and hold sales, guarantied sales, sale or return transactions,  sales on approval or consignments;

                  (17) Accounts with respect to which the Account  Debtor or the
Person  obligated  on the Account is located in New  Jersey,  or any other state denying out of state  creditors  access to its courts in the absence of a Notice of Business  Activities  Report or other similar  filing,  unless the applicable
Borrower  has  either  qualified  as a foreign  entity  authorized  to  transact business  in such state or has filed a Notice of Business  Activities  Report or similar filing with the applicable state agency for the then current year;

                  (18) Accounts  which arise from the  performance  of services, unless such services have been fully  rendered and do not relate to any warranty claim or obligation;

                  (19) Rebate Accounts;

                  (20)  Accounts  with respect to which the Account  Debtor is a floorplan lender, including, without limitation GE Financial Services; and

                  (21) Accounts with respect to which the Account  Debtor or the
Person obligated on such Account is a creditor of a Borrower; provided, however, that any such  Account  shall  only be  ineligible  as to that  portion  of such
Account  which is less than or equal to the amount owed by any  Borrower to such
Person.

         "Eligible  Assignee"  shall mean (a) a commercial  bank organized under the laws of the  United  States,  or any state  thereof,  and  having a combined capital and surplus of at least  $100,000,000 (or $250,000,000 in the case of an assignment of a Revolving  Loan  Commitment);  (b) a commercial  bank  organized under the laws of any other  country which is a member of the  Organization  for
Economic Cooperation and Development (the "OECD"), or a political subdivision of any such  country,  and  having  a  combined  capital  and  surplus  of at least
$100,000,000  (or  $250,000,000 in the case of an assignment of a Revolving Loan
Commitment),  provided  that  such  bank is  acting  through  a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (c) any nationally recognized financial institution or any other entity which is an  "accredited  investor"  (as defined in Regulation D of the Securities Act) which extends credit or buys loans as one of its businesses, including but not limited to, commercial finance companies, insurance companies, mutual funds and lease financing companies;  (d) a Related Fund; or (e) a Person that is primarily engaged in the business of lending that is (i) a Subsidiary of a Lender,  (ii) a Subsidiary of a Person of which a Lender is a  Subsidiary,  or
(iii) a Person of which a Lender is a  Subsidiary;  provided,  however,  that no
Affiliate of a Borrower shall be an Eligible Assignee.

         "Eligible Inventory" means, as at any date of determination,  the value
(determined at the lower of cost or market on a first-in,  first-out  basis, net of freight,  taxes and similar  costs) of all Inventory  owned by a Borrower and located in the United  States of America that Agent,  in its  reasonable  credit judgment,  deems to be eligible for  borrowing  purposes.  Without  limiting the generality of the  foregoing,  the Agent may determine that the following is not
Eligible  Inventory:  (1) finished goods which do not meet the specifications of the purchase  order for such goods;  (2) Inventory  which Agent  determines,  is unacceptable for borrowing purposes due to age, quality,  type,  category and/or quantity,  including without  limitation,  Inventory which is obsolete,  chassis that have been owned by a Borrower  for more than twelve  months,  demonstration inventory,  trade-in  equipment  or  used  inventory;  (3)  packaging,  shipping materials,  show material or supplies consumed in any Borrower's  business;  (4)
Inventory with respect to which Agent, on behalf of itself and Lenders, does not have a  valid,  first  priority  and  fully  perfected  security  interest;  (5)
Inventory  with  respect to which  there  exists any Lien in favor of any Person other  than  Agent,  on behalf of itself and  Lenders  or Second  Lien Term Loan
Agent,  on behalf of Second Lien Term Loan Lenders,  to the extent  permitted by the Second Lien Term Loan  Subordination  Agreement;  (6) Inventory  produced in violation  of the Fair Labor  Standards  Act and subject to the  so-called  "hot goods"  provisions  contained in Title 29 U.S.C.  215 (a)(i) or any  replacement statute;  (7)  Inventory  located at any  location  other than those  identified pursuant to subsection 4.6; (8) Inventory located at a vendor's location or with a consignee;  (9) Inventory  located with a warehouseman,  bailee,  processor or similar  third  party,  unless  such  Person has  executed a waiver of  interest reasonably  satisfactory  to Agent;  (10) unless  otherwise  agreed to by Agent,
Inventory in any location leased by Borrower for which Agent has not received an agreement,  in form and  substance  acceptable to Agent,  acknowledging  Agent's rights and  waiving  its own  interest  in such  Inventory  from each lessor and sublessor and each mortgagee of such location; (11) with respect to any chassis, the  applicable  Borrower has not paid in full in cash for such chassis and (12)
licensed  Inventory,  unless (i) a Loan Party is the owner of such  license,  or
(ii) a consent,  in form and substance  satisfactory to Agent, has been obtained from the licensor of such license with respect to Agent's  security  interest in such Inventory.

         "Employee  Benefit  Plan" means any  employee  benefit  plan within the meaning of Section 3(3) of ERISA (a) which is  maintained  for former or current employees of any Loan Party or any ERISA Affiliate or has at any time within the preceding 6 years been  maintained  for former or current  employees of any Loan
Party or any current or former ERISA  Affiliate or (b) with respect to which any
Loan  Party or  ERISA  Affiliate  contributes  or may  have  any  obligation  to contribute or any other liability.

         "Environmental Claims" means claims, liabilities, monetary obligations, damages,  punitive damages, fines, penalties,  costs, expenses,  investigations,
litigation,   administrative  proceedings,   judgments  or  orders  relating  to
Hazardous Materials.

         "Environmental  Laws"  means any  present or future  federal,  state or local law, rule,  regulation or order relating to pollution,  waste, disposal or the  protection  of human health or safety,  plant life or animal life,  natural resources or the environment.

         "Equity  Contribution"  means,  on or prior to the  Closing  Date,  the contribution  of new cash  equity to Holdings  and  subsequent  contribution  by
Holdings to CS Acquisition of not less than  $32,500,000  pursuant to the Equity
Documentation,  consisting  of:  (a) not less  than  $29,700,000  from BNS (such amounts to be provided to BNS by Persons and on terms and conditions  reasonably satisfactory to Agent),  and (b) not less than $2,800,000 from AIP, in each case on terms and conditions reasonably satisfactory to Agent.

         "Equity  Documentation"  means the  documentation  governing the Equity
Contribution.

         "Equity Interests" of any Person shall mean any and all shares,  rights
to  purchase,   options,   warrants,   general,  limited  or  limited  liability
partnership interests,  member interests,  participation or other equivalents of or interest in (regardless  of how  designated)  equity of such Person,  whether voting or  nonvoting,  including  common  stock,  preferred  stock,  convertible securities  or any other  "equity  security"  (as such term is  defined  in Rule
3a11-1 of the General  Rules and  Regulations  promulgated  by the SEC under the
Exchange Act).

         "ERISA" means the Employee  Retirement  Income Security Act of 1974, as
amended  from  time to  time,  and any  successor  statute  and  all  rules  and regulations promulgated thereunder.

         "ERISA  Affiliate",  as applied to any Loan Party, means any Person who is a member of a group which is under common  control  with any Loan Party,  who together with any Loan Party is treated as a single  employer within the meaning of Section 414(b) and (c) of the IRC.

         "Event of Default" has the meaning  assigned to that term in subsection
8.1.

         "Excess Cash Flow" means, for any period,  the greater of (a) zero (0);
or (b) without  duplication,  the total of the  following  for Loan Parties on a consolidated  basis, each calculated for such period: (i) EBITDA;  plus (ii) tax refunds actually received (other than Fiscal Year 2006 Tax Refunds);  less (iii)
Capital  Expenditures (to the extent actually made in cash and/or due to be made in cash within such period,  excluding  any Capital  Expenditures  under or with respect to Capital  Leases,  but in no event more than the amount  permitted  in subparagraph D of the Financial Covenants Rider); less (iv) income and franchise taxes paid or accrued,  including any payments under the Tax Sharing  Agreement, but excluding any provision for deferred taxes included in the  determination of net income;  less (v) decreases in deferred income taxes resulting from payments of deferred  taxes accrued in prior  periods;  less (vi) Cash Interest  Expense;
less (vii) scheduled  amortization of Indebtedness  actually paid in cash and/or due to be paid in cash within such period and permitted  under  subsection  7.5;
less  (viii)  voluntary  prepayments  made under  subsection  2.4(C);  less (ix)
mandatory  prepayments from Proceeds of Asset Dispositions made under subsection
2.4(B)(2),  but only to the extent that the transaction  that  precipitated  the mandatory  prepayment  increased  net income of Loan  Parties on a  consolidated basis,  as determined in accordance  with GAAP;  less (x) mandatory  prepayments made under subsection 2.4(B)(4) and 2.4(B)(5);  less (xi) Pro-Forma Adjustments, less (xii)  Management  Fees and  Expenses,  less  (xiii)  non-cash  stock-based

                                       10

compensation,  less (xiv) non-cash purchase  accounting  charges.  The Insurance
Monetization  proceeds and  Management  Equity  Contribution  proceeds shall not constitute Excess Cash Flow.

         "Excess  Interest" has the meaning  assigned to that term in subsection
2.2(C).

         "Fairness  Opinion" means the opinion issued by George K. Baum Advisors
LLC to the  Special  Committee  of the  Board of  Directors  of  Collins,  dated
September 26, 2006.

         "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal
Reserve  System  arranged  by  Federal  funds  brokers,   as  published  on  the
immediately  following  Business  Day by the Board of  Governors  of the Federal
Reserve System as the Federal Funds Rate or Federal Reserve  Statistical Release
H.15(519) entitled "Selected Interest Rates" or any successor publication of the
Federal  Reserve  System  reporting  the  Federal  Funds  Effective  Rate or its equivalent  or, if such rate is not  published for any Business Day, the average of the quotations for the day of the requested Loan received by Agent from three
Federal funds brokers of recognized standing selected by Agent.

         "Fiscal  Year" means each twelve (12) month  period  ending on the last day of October in each year.

         "Fiscal  Year 2006 Tax Refunds"  means any tax refunds  received by any
Loan Party that are related to the Fiscal Year of the Loan Parties ended October
31, 2006.

         "Fixed Charge  Coverage"  means,  for any period,  Operating  Cash Flow divided by Fixed Charges.

         "Fixed  Charges"  means,  for any period,  and each calculated for Loan
Parties on a consolidated basis for such period (without duplication):  (a) Cash
Interest Expense;  plus (b) scheduled  payments of principal with respect to all
Indebtedness; plus (c) any provision for (to the extent it is greater than zero)
income or franchise taxes included in the determination of net income, including any payments  under the Tax Sharing  Agreement,  but excluding any provision for deferred taxes;  plus (d) payment of deferred taxes accrued in any prior period;
plus  (e)  Restricted  Junior  Payments  (including,   without  limitation,  any
Management  Fees and  Expenses,  but  excluding  any payments  made  pursuant to subsection  7.5(h)) made in cash to the extent  included in the  calculation  of
EBITDA.  Notwithstanding  the foregoing,  "Fixed  Charges" shall not include any payments  of  Merger  Consideration  or any fees and  expenses  relating  to the closing of the Transaction.

         "Foreign  Lender" has the meaning  assigned to that term in  subsection
2.9(C).

         "Funding  Date" means the date of each funding of a Loan or issuance of a Lender Letter of Credit.

         "GAAP" means generally accepted accounting  principles set forth in the opinions and  pronouncements of the Accounting  Principles Board of the American
Institute of Certified Public  Accountants and statements and  pronouncements of

                                       11

the  Financial   Accounting   Standards   Board  that  are   applicable  to  the
circumstances as of the date of determination.

         "GMAC CF" has the  meaning  assigned  to that term in the  introductory paragraph of this Agreement.

         "Governmental  Authorities" means any federal, state or municipal court
or  other  governmental  department,   commission,   board,  bureau,  agency  or
instrumentality, governmental or quasi-governmental, domestic or foreign.

         "Guarantors"  has the  meaning  assigned  to that term in the  Recitals section of this Agreement,  and shall include any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

         "Hazardous Material" means all or any of the following:  (a) substances that are  defined  or listed  in,  or  otherwise  classified  pursuant  to,  any
Environmental  Laws  or  regulations  as  "hazardous   substances",   "hazardous
materials",  "hazardous  wastes",  "toxic  substances" or any other  formulation intended  to  define,  list or  classify  substances  by reason  of  deleterious properties such as ignitability,  corrosivity,  reactivity,  carcinogenicity, or toxicity;  (b) oil,  petroleum or  petroleum  derived  substances,  natural gas, natural gas liquids or synthetic gas and drilling  fluids,  produced  waters and other wastes associated with the exploration, development or production of crude oil,  natural gas or  geothermal  resources;  (c) any  flammable  substances  or explosives  or any  radioactive  materials;  and  (d)  asbestos  in any  form or electrical  equipment  which  contains any oil or  dielectric  fluid  containing polychlorinated biphenyls.

         "Holdings" means Collins I Holding Corp., a Delaware corporation.

         "Indebtedness",  as applied to any Person,  means without  duplication:
(a) all indebtedness  for borrowed money; (b) obligations  under leases which in accordance  with GAAP constitute  Capital  Leases;  (c) notes payable and drafts
accepted   representing   extensions  of  credit  whether  or  not  representing
obligations for borrowed  money;  (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more  than  six (6)  months  from  the date the  obligation  is  incurred  or is evidenced by a note or similar written instrument;  (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person  regardless of whether the indebtedness  secured thereby shall have been assumed by that Person or is non-recourse  to the credit of that Person;  (f) obligations in respect of
Letters of Credit or similar  instruments;  (g) all  obligations  of such Person under any foreign  exchange  contract,  currency swap  agreement,  interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from  fluctuations  in currency values or interest rates;  (h) "earnouts" and similar  payment  obligations and (i) any advances under any factoring arrangement.

         "Indemnified  Liabilities"  has the  meaning  assigned  to that term in subsection 12.2.

         "Indemnitees" has the meaning assigned to that term in subsection 12.2.

                                       12

         "Insufficiency" means, at any time with respect to any Employee Benefit
Plan,  the amount,  if any, of such Employee  Benefit  Plan's  unfunded  benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.

         "Insurance  Monetization"  means the  receipt  by the Loan  Parties  of approximately  $500,000 as a result of the  surrender of certain life  insurance policies as to which Collins is the beneficiary.

         "Intangible   Assets"  means  all  intangible  assets   (determined  in
conformity with GAAP)  including,  without  limitation,  goodwill,  Intellectual
Property, Software, licenses,  organizational costs, deferred amounts, covenants not to compete, unearned income and restricted funds.

         "Intellectual Property" means, collectively,  all: Copyrights,  Patents and Trademarks.

         "Interest  Period"  means,  in  connection  with each  LIBOR  Loan,  an interest period which Borrowing Agent shall elect to be applicable to such Loan, which Interest  Period shall be either a one (1), two (2), three (3), or six (6)
month period; provided that:

                  (1) the  initial  Interest  Period  for any LIBOR  Loan  shall commence on the Funding Date of such Loan;

                  (2)  in  the  case  of  successive   Interest  Periods,   each
successive  Interest  Period shall commence on the day on which the  immediately preceding Interest Period expires;

                  (3) if an Interest  Period  expiration  date is not a Business
Day,  such  Interest  Period shall expire on the next  succeeding  Business Day;
provided that if any Interest  Period  expiration date is not a Business Day but is a day of the month after which no further  Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

                  (4) any Interest  Period that begins on the last  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall,  subject to part (5) below, end on the last Business Day of a calendar month;

                  (5) no Interest  Period  shall extend  beyond the  Termination
Date;

                  (6) no Interest  Period for any portion of the Term Loan shall extend beyond the date of the final Scheduled Installment thereof;

                  (7) no Interest Period may extend beyond a scheduled principal payment date of any Loan,  unless the  aggregate  principal  amount of such Loan that is a Base Rate Loan or that has Interest Periods expiring on or before such scheduled principal payment date equals or exceeds the principal amount required to be paid on such Loan on such scheduled principal payment date; and

                  (8) there shall be no more than 5 Interest Periods relating to
LIBOR Loans outstanding at any time.

                                       13

         "Interest  Rate" has the meaning  assigned  to that term in  subsection
2.2(A).

         "Interest  Ratio" has the meaning  assigned to that term in  subsection
9.8(A)(3).

         "Interest  Settlement  Date" has the  meaning  assigned to that term in subsection 9.8(A)(4).

         "IRC" means the Internal  Revenue Code of 1986, as amended from time to time,  and any  successor  statute  and all  rules and  regulations  promulgated thereunder.

         "IRS" means the United States of America Internal Revenue Service.

         "Issuing  Lender" has the meaning  assigned to that term in  subsection
2.1(G)(2)

         "Lender"  or  "Lenders"  has the  meaning  assigned to that term in the
Recitals section of this Agreement.

         "Lender  Letter of Credit"  has the  meaning  assigned  to that term in subsection 2.1(F).

         "Letter  of  Credit  Liability"  means,  all  reimbursement  and  other liabilities  of any  Borrower or any of its  Subsidiaries  with  respect to each
Lender Letter of Credit,  whether  contingent or otherwise,  including:  (a) the amount  available to be drawn or which may become available to be drawn; (b) all amounts  which have been paid or made  available by any Lender  issuing a Lender
Letter of Credit or any bank  issuing a Bank  Letter of Credit to the extent not reimbursed; and (c) all unpaid interest, fees and expenses related thereto.

         "Letter of Credit  Reserve"  means, at any time, an amount equal to (a)
the aggregate  amount of Letter of Credit  Liability  with respect to all Lender
Letters of Credit  outstanding at such time PLUS, without  duplication,  (b) the aggregate amount theretofore paid by Agent or any Lender under Lender Letters of
Credit and not debited to the Revolving Loan pursuant to subsection 2.1(F)(2) or otherwise reimbursed by Borrowers.

         "Letter of  Non-Exemption"  has the  meaning  assigned  to that term in subsection 2.9(C).

         "Liabilities" shall have the meaning given that term in accordance with
GAAP and shall include, without limitation, Indebtedness.

         "LIBOR" means, for each Interest Period, a rate per annum equal to:

                  (1) the offered rate for deposits in U.S. dollars in an amount comparable to the amount of the applicable Loan in the London  interbank  market for the relevant  Interest  Period  which is  published by the British  Bankers'
Association  and  currently  appears on the Telerate  Page 3750 as of 11:00 a.m.
(London  time) on the day which is two (2) Business  Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however,  that if such a rate  ceases  to be  available  to Agent on that or any other source from the British  Bankers'  Association,  LIBOR shall be equal to a rate per annum equal to the average rate (rounded upwards, if necessary,  to the nearest 1/100 of 1%) at which Agent  determines  that U.S.  dollars in an amount comparable  to the  amount of the  applicable  Loans are being  offered to prime banks at  approximately  11:00  a.m.  (London  time) on the day which is two (2)
Business  Days  prior  to the  first  day of  such  Interest  Period  for a term

                                       14

comparable to such Interest Period for settlement in immediately available funds by leading banks in the London interbank market selected by Agent; divided by

                  (2) a number  equal to one  (1.0)  minus the  maximum  reserve percentages  (expressed as a decimal fraction)  (including,  without limitation, basic,  supplemental,  marginal and emergency  reserves under any regulations of the Board of  Governors  of the  Federal  Reserve  System or other  Governmental
Authority having jurisdiction with respect thereto, as now and from time to time in effect) for  Eurocurrency  funding  (currently  referred to as  "Eurocurrency
Liabilities"  in Regulation D of such Board) which are required to be maintained by any Lender by the Board of Governors of the Federal Reserve System; such rate to be rounded upward to the next whole multiple of  one-sixteenth of one percent
(.0625%).  LIBOR shall be adjusted automatically on and as of the effective date of any change in any such reserve percentage.

         "LIBOR  Loans"  means at any time that  portion  of the  Loans  bearing interest at rates determined by reference to LIBOR.

         "Lien"  means any lien  (statutory  or  otherwise),  mortgage,  deed of trust,  pledge,  security  interest,  charge or encumbrance of any kind, whether voluntary  or  involuntary  (including  any  conditional  sale  or  other  title retention agreement,  any lease in the nature thereof, and any agreement to give any security interest).

         "Loan" or  "Loans"  means an advance  or  advances  under the Term Loan
Commitment, the Swingline Loan or the Revolving Loan Commitment.

         "Loan  Documents"  means this  Agreement,  the Pledge  Agreements,  the
Mortgages,   the  Notes,  the  Trust  Agreement,   the  Second  Lien  Term  Loan
Subordination  Agreement and all other  documents,  instruments  and  agreements executed by or on behalf of any Loan Party and delivered  concurrently  herewith or at any time  hereafter to or for Agent or any Lender in  connection  with the
Loans, any Lender Letter of Credit, and any other  transactions  contemplated by this Agreement, all as amended, restated,  supplemented or modified from time to time.

         "Loan Party" means each of the  Borrowers,  each of the  Guarantors and each  Subsidiary  of any  Loan  Party  which is or  becomes  a party to any Loan
Document.

         "Loan  Parties'  Accountants"  means  McGladrey and Pullen,  LLP, which selection  shall  not be  modified  during  the term of this  Agreement  without
Agent's prior written consent.

         "Loan  Year"  means  each  period of  twelve  (12)  consecutive  months commencing on the Closing Date and on each anniversary thereof.

         "London  Banking  Day" means any day on which  dealings  in deposits in
U.S. dollars are transacted in the London Interbank market.

         "Management Equity  Contribution" means the contribution  following the
Closing  Date of up to  $500,000  to the  capital of  Holdings  (and  subsequent contribution  by  Holdings  to  Collins)  by members of  management  of the Loan
Parties.

                                       15

         "Management  Fees and Expenses"  means the management fees and expenses permitted to be paid to AIP and BNS pursuant to subsection 7.5(b) and (c).

         "Material  Adverse Effect" means a material adverse effect upon (a) the business, operations,  prospects,  properties, assets or condition (financial or otherwise)  of any  Borrower,  or the Loan  Parties  taken  as a whole,  (b) the ability of any Loan Party to perform its obligations  under any Loan Document to which it is a party or of Agent or any Lender to  enforce or collect  any of the
Obligations or (c) a material  impairment of the  enforceability  or priority of the Agent's Liens with respect to the Collateral.

         "Maximum  Rate" has the  meaning  assigned  to that term in  subsection
2.2(C).

         "Maximum Revolving Loan Amount" means, as of any date of determination, the lesser of (a) the aggregate of the Revolving Loan Commitments of all Lenders less the sum of the Letter of Credit  Reserve and the Swingline Loan and (b) the
Borrowing  Base less the sum of the Letter of Credit  Reserve and the  Swingline
Loan.

         "Maximum  Swingline  Loan  Amount"  means at any time the lesser of (a)
$10,000,000 and (b) the amount that would cause the Revolving Loan to exceed the
Maximum Revolving Loan Amount.

         "Merger"  shall  have the  meaning  set forth in the  recitals  to this
Agreement.

         "Merger  Consideration"  shall mean cash paid by CS  Acquisition to the shareholders  of Collins as  consideration  for the Merger in an amount equal to
$12.50 per common share of Collins.

         "Merger Documents" means,  collectively,  the (i) Agreement and Plan of
Merger dated as of September 26, 2006 among Collins,  CS  Acquisition  and Steel
Partners  II,  L.P.,  (ii) the  Fairness  Opinion,  (iii) the  Disbursing  Agent
Agreement and (iii) all articles of merger and certificates, related thereto.

          "Mortgage"  means  each of the  mortgages,  deeds of trust,  leasehold mortgages,  leasehold deeds of trust,  collateral assignments of leases or other real estate security  documents  delivered by any Loan Party to Agent, on behalf of Agent and Lenders, with respect to Mortgaged Property or Additional Mortgaged
Property, all in form and substance reasonably satisfactory to Agent.

         "Mortgage Policies" has the meaning assigned to that term in subsection
5.4(A).

         "Mortgaged Property" means the real property owned by any Loan Party as described on Schedule 5.4.

         "Multiemployer  Plan" means any plan that is a "multiemployer plan" (as such term is defined in Section  4001(a)(3) of ERISA) to which any Loan Party or any ERISA  Affiliate  contributes or accrues an obligation to contribute or with respect  to which any of them have any  liability,  or has  within  the past six years had any obligation or liability to make contributions.

                                       16

         "Multiple  Employer Plan" shall mean an Employee Benefit Plan which has two or more  contributing  sponsors  (including  any  Loan  Party  or any  ERISA
Affiliate) at least two of whom are not under common control,  as such a plan is described in Section 4064 of ERISA.

         "Note" or "Notes"  means the  Revolving  Notes,  the Term Notes and the
Swingline Notes.

         "Notice of  Borrowing"  means a notice duly  executed by an  authorized representative  of Borrowing  Agent  appropriately  completed and in the form of
Exhibit D.

         "Obligations"  means all  obligations,  liabilities and indebtedness of every nature of each Loan Party from time to time owed to Agent or to any Lender under the Loan Documents (whether incurred before or after the Termination Date)
including,  without  limitation,  the principal amount of all debts,  claims and indebtedness,  accrued and unpaid  interest  and all fees,  costs and  expenses, whether primary, secondary, direct, contingent, fixed or otherwise,  heretofore, now and/or from time to time hereafter owing, due or payable including,  without limitation,  all interest, fees, cost and expenses accrued or incurred after the filing of any petition  under any  bankruptcy or insolvency  law  (regardless of whether allowed or allowable in whole or in part as a claim therein).

         "OECD"  has  the  meaning  provided  in  the  definition  of  "Eligible
Assignee".

         "Operating  Cash Flow"  means,  for any period,  (a)  EBITDA;  less (b)
Capital Expenditures net of amounts financed by third parties, including Capital
Leases.

         "Patent  Security   Agreement"  means  any  Patent  Security  Agreement
executed and  delivered by each Loan Party to Agent,  as the same may be amended and in effect from time to time.

         "Patents" means collectively all of the following:  (a) all patents and patent applications including,  without limitation, those listed on any schedule to any Patent Security  Agreement and the inventions and improvements  described and claimed therein,  and patentable  inventions;  (b) the reissues,  divisions, continuations,  renewals,  extensions  and  continuations-in-part  of any of the foregoing; (c) all income, royalties,  damages and payments now or hereafter due and/or  payable  under  any of  the  foregoing  or  with  respect  to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future  infringements  of any of the  foregoing;  and (e) all rights corresponding to any of the foregoing throughout the world.

         "PBGC" shall mean the Pension Benefits Guaranty Corporation established pursuant to Title IV of ERISA,  or any  successor  agency or other  Governmental
Authority succeeding to the functions thereof.

         "Pension Benefit Plan" shall mean at any time any employee benefit plan
(including a Multiple  Employer  Plan,  but not a  Multiemployer  Plan) which is covered  by Title IV of ERISA or is  subject to the  minimum  funding  standards under Section 412 of the IRC and either (i) is maintained by a Loan Party or any current or former ERISA Affiliate;  or (ii) has at any time within the preceding five years been  maintained by a Loan Party or any entity which was at such time

                                       17

an ERISA  Affiliate or former ERISA Affiliate for employees of any Loan Party or of any  entity  which  was at such  time an  ERISA  Affiliate  or  former  ERISA
Affiliate.

         "Permitted  Encumbrances" means the following types of Liens: (a) Liens
(other  than  Liens  relating  to  Environmental  Claims  or ERISA)  for  taxes, assessments or other governmental charges or levies not yet due and payable; (b)
statutory  Liens  of  landlords,  carriers,  warehousemen,  mechanics,  vendors, materialmen  and other similar  liens imposed by law,  which are incurred in the ordinary course of business for sums not more than thirty (30) days  delinquent;
(c) Liens  (other than any Lien imposed by ERISA)  incurred or deposits  made in the  ordinary  course of  business in  connection  with  workers'  compensation,
unemployment   insurance   and  other  types  of  social   security,   statutory
obligations,  surety and appeal bonds, bids, leases, government contracts, trade contracts,  performance and return-of-money  bonds and other similar obligations
(exclusive  of  obligations  for the  payment  of  borrowed  money);  (d) zoning restrictions, easements, licenses, reservations, provisions, covenants, waivers, rights-of-way,  restrictions, minor irregularities of title (and with respect to leasehold  interests,  mortgages,  obligations,  Liens  and  other  encumbrances incurred,  created,  assumed or  permitted  to exist and arising by,  through or under a landlord, ground lessor or owner of the leased property, with or without consent of the lessee) and other similar charges or encumbrances with respect to real property not interfering in any material  respect with the ordinary conduct of the  business  of any Loan  Party and  which do not  secure  obligations  for payment of money;  (e) Liens for purchase money  obligations,  provided that (i)
the  purchase  of the  asset  subject  to  any  such  Lien  is  permitted  under subparagraph D of the Financial Covenant Rider, (ii) the Indebtedness secured by any such Lien is permitted  under  subsection 7.1, and (iii) such Lien encumbers only the asset so  purchased;  (f) Liens in favor of Agent,  on behalf of itself and Lenders, (g) Liens set forth on Schedule 7.3(B); (h) precautionary financing statements  filed in connection  with  operating  leases;  (i) Liens in favor of
Second  Lien Term Loan  Agent,  on behalf of itself  and  Second  Lien Term Loan
Lenders,  so long as such Liens are subordinated to the Liens in favor of Agent, on behalf of itself and Lenders,  in a manner  satisfactory to Agent pursuant to the  Second  Lien  Term  Loan  Subordination  Agreement;  and (j) the  Liens and
encumbrances listed on Schedule B of the loan policies issued for the benefit of
Agent  and  delivered  in   connection   with  this   Transaction   (the  "Title
Encumbrances").

         "Person"  means and includes  natural  persons,  corporations,  limited
partnerships,   general  partnerships,   limited  liability  companies,  limited
liability  partnerships,  joint stock companies,  joint ventures,  associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations,  whether or not legal entities,  and governments and agencies and political subdivisions thereof.

         "Pledge  Agreement"  shall  mean the Pledge  Agreement  dated as of the
Closing Date by and among each Loan Party party  thereto and Agent,  as amended, restated, supplemented or otherwise modified from time to time.

         "Pro  Forma"  means the  unedited  balance  sheet of Loan  Parties on a
consolidated   basis  as  of  the  Closing  Date  after  giving  effect  to  the
Transaction. The Pro Forma is attached hereto as Schedule 4.4.

                                       18

         "Pro Forma Adjustments" means: (i) $479,000 for the quarter ended April
30, 2006, (ii) $507,000 for the quarter ended July 31, 2006, (iii) $472,000,  as well as all  severance  and  transaction  expenses  relating to the merger of CS
Acquisition into Collins which are included in the calculation of net income for the quarter  ended October 31, 2006 and (iv) for future  periods,  to the extent included  in the  calculation  of net  income,  the  sum  of (1)  severance  and transaction  expenses  relating to the merger of CS Acquisition into Collins and
(2) expenditures (including but not limited to retention, severance, relocation, moving and other project  costs)  incurred by Borrower prior to October 31, 2008 associated with the consolidation of Borrower's facilities and implementation of
Borrower's  operating plan, in an aggregate  amount not in excess of $3,000,000, provided that (x) the Borrower has determined the need for such  expenditures in
its  reasonable  judgment,   and  (y)  such  expenditures  shall  be  reasonably
acceptable to the Agent.

         "Pro Rata  Share"  means (a) with  respect  to  matters  relating  to a particular  Commitment of a Lender, the percentage obtained by dividing (i) such
Commitment  of that Lender by (ii) all such  Commitments  of all Lenders and (b)
with respect to all other matters,  the percentage  obtained by dividing (i) the
Total  Loan  Commitment  of a Lender by (ii) the Total Loan  Commitments  of all
Lenders, in either (a) or (b), as such percentage may be adjusted by assignments permitted  pursuant to subsection 9.5; provided,  however,  if any Commitment is terminated  pursuant  to the  terms  hereof,  then "Pro  Rata  Share"  means the percentage  obtained  by  dividing  (x) the  aggregate  amount of such  Lender's outstanding  Loans related to such Commitment by (y) the aggregate amount of all outstanding Loans related to such Commitment.

         "Projections"  means  the Loan  Parties'  forecasted  consolidated  and consolidating: (a) balance sheets, (b) profit and loss statements, (c) cash flow statements,  (d) capitalization  statements and (e) Revolving Loan availability, all  prepared on a division by  division  and  Subsidiary  by  Subsidiary  basis consistent  with Loan Parties'  historical  financial  statements and based upon good faith estimates and  assumptions by Loan Parties  believed to be reasonable at the time made,  together with appropriate  supporting details and a statement of underlying assumptions.

         "Rebate  Accounts"  means  Accounts  owing to a Borrower  from a dealer representing  such  Borrower's  proportionate  share of rebates  payable to such dealer by the  manufacturer  of a chassis by reason of the sale of motor vehicle chassis to such Borrower.

         "Register" has the meaning assigned to that term in subsection 9.5(E).

         "Related  Fund" has the  meaning  assigned  to that term in  subsection
9.5(D).

         "Replacement   Lender"  has  the  meaning  assigned  to  that  term  in
subsection 2.11(A).

         "Reportable  Event" shall mean a reportable  event described in Section
4043(c) of ERISA or the regulations  promulgated  thereunder other than an event for which the requirement to provide notice to the PBGC has been waived.

         "Requisite  Lenders" means Lenders,  (other than a Defaulting  Lender), holding or being responsible for more than fifty percent (50%) of the sum of the
(a)  outstanding  Loans,  (b)  Letter  of  Credit  Reserve  and  (c)  unutilized
Commitments of all Lenders which are not Defaulting Lenders.

                                       19

         "Responsible  Officer" means any senior vice president,  executive vice president, president, chief financial officer or chief accounting officer of any
Loan Party.

         "Restricted   Junior  Payment"   means:   (a)  any  dividend  or  other
distribution, direct or indirect, on account of any Equity Interests of any Loan
Party now or hereafter outstanding, except a dividend payable solely with shares of the class of stock on which such  dividend  is  declared;  (b) any payment of
Merger  Consideration  after the Closing Date or payment in  connection  with or relating  to the  extinguishment,  cancellation  or  repurchase  of  any  Equity
Interests  of Collins  that  existed  prior to the  Merger;  (c) any  payment or prepayment of principal of, premium,  if any, or interest on, or any redemption, conversion,  exchange, retirement,  defeasance, sinking fund or similar payment, purchase  or other  acquisition  for value,  direct or  indirect,  of any Equity
Interests of any Loan Party now or hereafter  outstanding,  or the issuance of a notice of an  intention  to do any of the  foregoing;  (d) any  payment  made to retire,  or to obtain the surrender  of, any  outstanding  warrants,  options or other rights to acquire shares of any Equity  Interests of any Loan Party now or hereafter  outstanding;  (e) any director fee paid to any member of the board of directors  of any Loan Party who is also an employee of any Loan Party;  (f) any payment by any Loan Party of any  management,  consulting or similar fees to any
Affiliate,  whether  pursuant to a management  agreement or  otherwise;  (g) any payment with respect to principal, interest, fees or other amounts of the Second
Lien Term Loan  Debt,  other  than  expressly  permitted  under the terms of the
Second  Lien Term Loan  Agreement  (as in  effect on the  Closing  Date) and the
Second Lien Term Loan  Subordination  Agreement;  and (h) any  prepayment of any other Indebtedness not otherwise expressly permitted above.

         "Revolving  Advance"  means each advance  made by  Lender(s)  under the
Revolving Loan Commitment pursuant to subsection 2.1(A) and/or subsection 9.9.

         "Revolving  Loan"  means  the  outstanding  balance  of  all  Revolving
Advances and any amounts  added to the principal  balance of the Revolving  Loan pursuant to this Agreement.

         "Revolving Loan Commitment" means (a) as to any Lender,  the commitment of such Lender to make Revolving  Advances pursuant to subsection 2.1(A), and to purchase  participations  in Lender  Letters of Credit  pursuant  to  subsection
2.1(F) and without duplication to purchase a participation in the Swingline Loan pursuant to subsection 2.1(B) in the aggregate amount set forth on the signature page of this  Agreement  opposite such Lender's  signature or in the most recent
Assignment and Acceptance Agreement,  if any, executed by such Lender and (b) as to all  Lenders,  the  aggregate  commitment  of all  Lenders to make  Revolving
Advances and to purchase  participations in Lender Letters of Credit and without duplication  to  purchase  participations  in the  Swingline  Loan  pursuant  to subsection 2.1(B).

         "Revolving  Note"  means each  promissory  note of Borrower in form and
substance   reasonably   acceptable  to  Agent,  issued  to  evidence  the  Loan
Commitments.

         "Scheduled  Installment"  has the  meaning  assigned  to  that  term in subsection 2.1(C).

         "Second  Lien Term Loan Agent"  means Orix  Finance  Corp.,  a Delaware corporation and its permitted successors and assigns.

                                       20

         "Second Lien Term Loan Debt" means all  Indebtedness of Borrowers under the Second Lien Term Loan Documents.

         "Second  Lien Term Loan  Documents"  means  the  Second  Lien Term Loan
Agreement and all related documents, instruments, certificates and agreements.

         "Second  Lien  Term  Loan  Lenders"  has the  meaning  provided  in the definition of "Second Lien Term Loan Agreement".

         "Second Lien Term Loan Agreement"  means that certain Loan and Security
Agreement  dated as of the date  hereof by and among Loan  Parties,  Second Lien
Term Loan Agent and the other  lenders a party  thereto  (the  "Second Lien Term
Loan Lenders"),  as amended,  restated,  supplemented or otherwise modified from time  to  time  to  the  extent  permitted  under  the  Second  Lien  Term  Loan
Subordination Agreement.

         "Second  Lien Term Loan  Subordination  Agreement"  means that  certain
Subordination and  Intercreditor  Agreement dated as of the Closing Date between
Agent and Second Lien Term Loan Agent.

         "Securities Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Settlement  Date" has the meaning  assigned to that term in subsection
9.8(A)(2).

         "Shareholder's  Agreement" means that certain  Shareholder's  Agreement dated as of October  31,  2006 by and among  Holdings,  AIP/CH,  BNS and certain other shareholders of Holdings.

         "Subsidiary"  means,  with  respect  to any  Person,  any  corporation, association or other  business  entity of which more than fifty percent (50%) of
the  total  voting  power  of  Equity  Interest  (or  equivalent   ownership  or
controlling  interest)  entitled  (without  regard  to  the  occurrence  of  any contingency) to vote in the election of directors,  managers or trustees thereof is at the time owned or controlled,  directly or  indirectly,  by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

         "Swingline  Advance"  means each Revolving  Advance  converted by Agent into an advance under the Swingline Loan pursuant to subsection 2.1(B).

         "Swingline  Lender"  means  GMAC  CF,  or if GMAC CF  shall  resign  as
Swingline Lender,  another Lender selected by Agent and reasonably acceptable to
Borrowing Agent.

         "Swingline  Loan"  means  the  outstanding  balance  of  all  Swingline
Advances and any amounts  added to the principal  balance of the Swingline  Loan pursuant to this Agreement.

         "Swingline  Note" means the  promissory  note of  Borrowers in form and substance acceptable to Agent, issued to evidence the Swingline Loan.

         "Tax  Liabilities"  has the meaning assigned to that term in subsection
2.9(A).

                                       21

         "Tax Sharing  Agreement" means that certain Tax Sharing Agreement dated as of  October  31,  2006  among  BNS,  Holdings  and the  direct  and  indirect
Subsidiaries of Holdings (without giving effect to any amendment or modification thereto without the prior written consent of Agent).

         "Term Loan" means the unpaid  balance of the term loan made pursuant to subsection 2.1(C).

         "Term Loan  Commitment"  means (a) as to any Lender,  the commitment of such Lender to make its Pro Rata share of the Term Loan in the maximum aggregate amount set forth on the signature page of this Agreement  opposite such Lender's signature or in the most recent  Assignment and Acceptance  Agreements,  if any, executed by such Lender and (b) as to all Lenders,  the aggregate  commitment of all Lenders to make the Term Loan.

         "Term  Note"  means  each  promissory  note of  Borrowers  in form  and substance acceptable to Agent, issued to evidence the Term Loan Commitment.

         "Termination  Date" has the meaning assigned to that term in subsection
2.5.

         "Termination  Event" shall mean (i) a Reportable  Event with respect to any Employee Benefit Plan (other than a Multiemployer Plan); (ii) the withdrawal of any Loan Party or ERISA Affiliate from any Employee  Benefit Plan (other than a Multiemployer Plan) during a plan year in which such entity was a "substantial employer"  as defined in Section  4001(a)(2)  of ERISA;  (iii) the  providing of notice  of  intent  to  terminate  any  Employee  Benefit  Plan  (other  than  a
Multiemployer  Plan) in a distress  termination  described in Section 4041(c) of
ERISA; (iv) the institution by the PBGC of proceedings to terminate any Employee
Benefit  Plan or  Multiemployer  Plan;  (v) any event or  condition  which would reasonably be expected to (a) constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer,  any Employee
Benefit Plan (other than a Multiemployer Plan), (b) result in the termination of a  Multiemployer  Plan  pursuant to Section  4041A of ERISA or (c) result in the imposition  of any  Lien on the  assets  of any Loan  Party or ERISA  Affiliate, including by  operation  of Section 4069 of ERISA;  (vi) the partial or complete withdrawal  within the  meaning of  Sections  4203 and 4205 of ERISA of any Loan
Party or any ERISA Affiliate from a Multiemployer  Plan; or (vii) the payment by
any  Loan  Party  or  ERISA   Affiliate  of  any   withdrawal   liability  to  a
Multi-Employer Plan which would have a Material Adverse Effect.

         "Title   Encumbrances"  has  the  meaning  assigned  to  that  term  in sub-clause (j) of the definition of "Permitted Encumbrances".

         "Total  Loan   Commitment"   means  as  to  any  Lender  the  aggregate
commitments  of such Lender with respect to its Revolving  Loan  Commitment  and
Term Loan Commitment.

         "Trademark  Security  Agreement" means any Trademark Security Agreement executed and  delivered by each Loan Party to Agent,  as the same may be amended and in effect from time to time.

         "Trademarks"  means   collectively  all  of  the  following:   (a)  all
trademarks,  trade  names,  corporate  names,  company  names,  business  names, fictitious  business names, trade styles,  service marks,  logos, other business

                                       22

identifiers,  prints and labels on which any of the  foregoing  have appeared or appear,  all  registrations  and recordings  thereof,  and all  applications  in connection therewith including, without limitation, those listed on any schedule to any Trademark Security Agreement;  (b) all renewals thereof;  (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the  foregoing or with  respect to any of the  foregoing  including  damages and payments for past, present and future infringements of any of the foregoing; (d)
the  right to sue for  past,  present  and  future  infringements  of any of the foregoing;  (e) all rights  corresponding to any of the foregoing throughout the world;  and  (f) all  goodwill  associated  with  and  symbolized  by any of the foregoing.

         "Transaction"  means  the  transactions   contemplated  by  the  Equity
Documents,  the Merger Documents,  the Loan Documents, the Second Lien Term Loan
Documents and the financial accommodations and Loans contemplated herein.

         "Trust Agreement" means, collectively, the Trust Agreement, dated on or about the Closing Date,  among Borrowers,  Agent and the named Trustee,  in form and substance  satisfactory to Agent,  providing for the holding by such trustee on behalf of the Lenders of title  documents  relating  to chassis  constituting
Collateral and periodic reporting relating thereto.

         "UCC" means the Uniform  Commercial Code as in effect from time to time in the State of New York; provided,  however, to the extent the law of any other state or other jurisdiction applies to the attachment,  perfection,  priority or enforcement of any Lien granted to Agent in any of the  Collateral,  "UCC" means the Uniform Commercial Code as in effect in such other state or jurisdiction for purposes  of the  provisions  hereof  relating to such  attachment,  perfection, priority  or  enforcement  of a Lien  in such  Collateral.  To the  extent  this
Agreement  defines the term  "Collateral" by reference to terms used in the UCC, each of such terms shall have the broadest meaning given to such terms under the
UCC as in effect in any state or other jurisdiction.

         "Undrawn  Availability"  means an amount equal to the Maximum Revolving
Loan Amount less the Revolving Loan.

         1.2. UCC DEFINED  TERMS.  The  following  terms used in this  Agreement shall have the respective meanings provided for in the UCC: "Accounts", "Account
Debtor",  "Buyer in Ordinary Course of Business",  "Chattel Paper",  "Commercial
Tort  Claim",  "Deposit  Account",  "Documents",   "Electronic  Chattel  Paper",
"Equipment",  "Farm  Products",  "Fixtures",  "General  Intangibles",   "Goods",
"Instruments",   "Inventory",   "Investment   Property",   "Letter  of  Credit",
"Letter-of-Credit Rights",  "Licensee in Ordinary Course of Business",  "Payment
Intangibles",  "Proceeds",  "Record",  "Software",  "Supporting Obligations" and
"Tangible Chattel Paper".

         1.3.  ACCOUNTING TERMS. For purposes of this Agreement,  all accounting terms not  otherwise  defined  herein shall have the  meanings  assigned to such terms in  conformity  with  GAAP.  Financial  statements  and other  information furnished to Agent or any Lender pursuant to subsection 5.1 shall be prepared in accordance  with  GAAP  (as in  effect  at the  time of such  preparation)  on a consistent basis. In the event any "Accounting Changes" (as defined below) shall occur and such changes affect  financial  covenants,  standards or terms in this
Agreement, then Loan Parties and Agent agree to enter into negotiations in order to amend such  provisions  of this  Agreement  so as to  equitably  reflect such
Accounting  Changes with the desired result that the criteria for evaluating the

                                       23

financial  condition  of Loan  Parties  shall be the same after such  Accounting
Changes as if such Accounting  Changes had not been made, and until such time as such an amendment  shall have been  executed  and  delivered by Loan Parties and
Requisite  Lenders,  (A) all  financial  covenants,  standards and terms in this
Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (B) Loan Parties shall prepare  footnotes to each  Compliance
Certificate and the financial statements required to be delivered hereunder that show the differences between the financial  statements  delivered (which reflect such  Accounting  Changes)  and the basis  for  calculating  financial  covenant compliance (without reflecting such Accounting  Changes).  "Accounting  Changes"
means: (a) changes in accounting  principles required by GAAP and implemented by
Loan Parties; (b) changes in accounting principles  recommended by Loan Parties'
Accountants;  and  (c)  changes  in  carrying  value  of Loan  Parties'  assets, liabilities or equity  accounts  resulting from (i) the  application of purchase accounting  principles  (A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) to the
Transaction,  PROVIDED that the  application of purchase  accounting  principles shall not constitute an Accounting Change to the extent such application and the changes in the carrying  value of Loan Parties'  assets,  liabilities  or equity accounts  cause  thereby are  reflected in the Pro Forma and/or the  Projections delivered on or before the Closing Date or (ii) any other  adjustments  that, in each case,  were  applicable  to, but not included  in, the Pro Forma.  All such adjustments  resulting  from  expenditures  made  subsequent to the Closing Date
(including,  but not limited to, capitalization of costs and expenses or payment of pre-Closing Date liabilities)  shall be treated as expenses in the period the expenditures  are made and deducted as part of the calculation of EBITDA in such period.

         1.4.   OTHER   DEFINITIONAL   PROVISIONS.   References  to  "Sections",
"subsections",  "Riders",  "Exhibits",  "Schedules"  and  "Addenda"  shall be to
Sections, subsections, Riders, Exhibits, Schedules and Addenda, respectively, of this Agreement unless otherwise  specifically provided. Any of the terms defined in  subsection  1.1 or  otherwise  in this  Agreement  may,  unless the  context otherwise  requires,  be used in the  singular  or the plural  depending  on the reference.  In this  Agreement,  words  importing  any gender  include the other genders;  the words "including,"  "includes" and "include" shall be deemed to be followed by the words  "without  limitation";  the term "or" has,  except  where otherwise  indicated,  the inclusive meaning represented by the phrase "and/or";
references to agreements and other  contractual  instruments  shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments,  assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective  permitted successors and assigns or, in the case of governmental  Persons,  Persons  succeeding to the relevant functions of such  Persons;  and all  references  to statutes and related  regulations  shall include any amendments of same and any successor statutes and regulations.

SECTION 2     LOANS AND COLLATERAL

         2.1. LOANS.

                  (A) REVOLVING LOAN. Each Lender, severally,  agrees to lend to
Borrowers  from  time to time  its Pro  Rata  Share of each  advance  under  the
Revolving  Loan  Commitment,  PROVIDED that all  Revolving  Advances made on the
Closing Date shall be advanced to CS  Acquisition.  The aggregate  amount of the
Revolving  Loan  Commitment  shall not exceed at any time  $40,000,000.  Amounts

                                       24

borrowed under this  subsection  2.1(A) may be repaid and reborrowed at any time prior to the earlier of (1) the  termination  of the Revolving  Loan  Commitment pursuant to  subsection  8.3 or (2) the  Termination  Date.  Except as otherwise provided herein, no Lender shall have any obligation to make a Revolving Advance to the extent  such  Revolving  Advance  would cause the  Revolving  Loan (after giving effect to any immediate  application  of the proceeds  thereof) to exceed the Maximum Revolving Loan Amount.

                  (B) SWINGLINE LOAN. Agent may convert any request by Borrowing
Agent for a Base Rate Revolving  Advance into a request for an advance under the
Swingline  Loan.  The  Swingline  Loan  shall be a Base  Rate Loan and shall not exceed in the  aggregate  at any time  outstanding  the Maximum  Swingline  Loan
Amount.  In the event that on any Business Day Swingline Lender desires that all or any  portion  of the  Swingline  Loan  should be reduced in whole or in part,
Swingline  Lender  shall  promptly  notify Agent to that effect and indicate the portion of the Swingline Loan to be reduced. Swingline Lender hereby agrees that it shall notify Agent to reduce the  Swingline  Loan to  $10,000,000  or less at least once every  month.  Agent  agrees to transmit  to Lenders the  information contained  in each  notice  received  by Agent from  Swingline  Lender and shall concurrently notify Lenders of each Lender's Pro Rata Share of the obligation to make a Revolving Advance to repay the Swingline Loan (or portion thereof).

         Each of the Lenders hereby  unconditionally  and irrevocably  agrees to fund to Agent for the benefit of Swingline Lender, in lawful money of the United
States  and in same day  funds,  not later  than 1:00 p.m.  New York time on the
Business Day immediately  following the Business Day of such Lender's receipt of such notice from Agent (provided that if any Lender shall receive such notice at or prior to 1:00 p.m. New York time on a Business  Day,  such  funding  shall be made by such Lender on such  Business  Day),  such  Lender's Pro Rata Share of a
Revolving  Advance (which Revolving  Advance shall be a Base Rate Loan and shall be deemed to be requested by Borrower) in the  principal  amount of such portion of the  Swingline  Loan which is required to be paid to  Swingline  Lender under this subsection 2.1(B)  (regardless of whether the conditions  precedent thereto set forth in  Section 3 are then  satisfied  and  whether  or not  Borrower  has provided a notice of borrowing  under  subsection  2.1(D) and whether or not any
Default  or  Event  of  Default  exists  or all or any of the  Loans  have  been accelerated, but subject to the other provisions of this subsection 2.1(B)). The proceeds of any such Revolving  Advance shall be immediately  paid over to Agent for the benefit of Swingline Lender for application to the Swingline Loan.

         In the event that an Event of Default  shall  occur and either (1) such
Event of Default is of the type described in subsection  8.1(G) or (H) hereof or
(2) no further Revolving  Advances are being made under this Agreement,  so long as any such Event of Default is  continuing,  then,  each of the Lenders  (other than Swingline Lender) shall be deemed to have irrevocably,  unconditionally and immediately  purchased a  participation  in the  Swingline  Loan from  Swingline
Lender in an amount equal to such Lender's Pro Rata Share of the Revolving  Loan
Commitment  multiplied  by the total amount of the Swingline  Loan  outstanding.
Each Lender shall effect such  purchase by making  available  the amount of such
Lender's  participation  in the Swingline  Loan in U.S.  Dollars in  immediately available funds to Agent's Account for the benefit of Swingline  Lender.  In the event any Lender fails to make available to Swingline Lender when due the amount of such Lender's  participation in the Swingline Loan, Swingline Lender shall be entitled  to  recover  such  amount on demand  from such  Lender  together  with

                                       25

interest at the Federal  Funds  Effective  Rate.  Each such purchase by a Lender shall be made without recourse to Swingline  Lender,  without  representation or warranty of any kind, and shall be effected and evidenced  pursuant to documents reasonably  acceptable to Swingline Lender. The obligations of the Lenders under this subsection 2.1(B) shall be absolute,  irrevocable and unconditional,  shall be made under all circumstances  and shall not be affected,  reduced or impaired for any reason whatsoever.

                  (C) TERM LOAN.  Each Lender,  severally,  agrees to lend to CS
Acquisition, on the Closing Date, its Pro Rata Share of the Term Loan Commitment
which is in the aggregate  amount of $16,000,000.  The Term Loan shall be funded in one drawing. Amounts borrowed under this subsection 2.1(C) and repaid may not be  reborrowed.  Borrowers  shall make  principal  payments in the amount of the applicable  Scheduled  Installment  of the Term Loan (or such  lesser  principal amount as shall then be outstanding) on the dates set forth below.

                           "Scheduled  Installment" of the Term Loan means,  for
each date set forth below, the amount set forth opposite such date.

                  Date                                Scheduled Installment

                  October 31, 2007,  and on the            $ 572,000
                  last   day  of  each   fiscal
                  quarter   thereafter  through
                  and including July 31, 2011

                  Termination Date                        $6,848,000

                  (D) BORROWING  MECHANICS.  (1) LIBOR Loans made on any Funding
Date shall be in an aggregate minimum amount of $250,000 and integral  multiples of $50,000 in excess of such amount.  (2) On any day when any Borrower desires a
Revolving  Advance under this subsection  2.1,  Borrowing Agent shall give Agent written or  telephonic  notice of the  proposed  borrowing by 1:00 p.m. New York
City time on the Funding Date of a Base Rate Loan and three (3) Business Days in advance of the Funding  Date of a LIBOR Loan,  which  notice  shall  specify the proposed Funding Date (which shall be a Business Day),  whether such Loans shall consist of Base Rate Loans or LIBOR Loans,  and,  for LIBOR Loans,  the Interest
Period applicable thereto.  Any such telephonic notice shall be confirmed with a
Notice  of  Borrowing  on the same day as such  request.  Neither  Agent nor any
Lender  shall  incur  any  liability  to any  Loan  Party  for  acting  upon any telephonic notice or a Notice of Borrowing which Agent believes in good faith to have been given by a duly  authorized  officer  or other  person  authorized  to borrow on behalf of any  Borrower  or for  otherwise  acting in good faith under this  subsection  2.1(D).  Neither Agent nor any Lender will be required to make any  advance  pursuant  to any  telephonic  or  written  notice  or a Notice  of
Borrowing,  unless all of the terms and  conditions  set forth in Section 3 have been  satisfied  and Agent has also  received  the most  recent  Borrowing  Base
Certificate and all other  documents  required under Section 5 and the Reporting
Rider by 1:00 p.m. New York City time on the date of such funding request.  Each
Advance shall be deposited by wire transfer in  immediately  available  funds in such  account as  Borrowing  Agent may from time to time  designate  to Agent in writing. The becoming due of any amount required to be paid under this Agreement or any of the  other  Loan  Documents  as  principal,  Lender  Letter  of Credit

                                       26

reimbursement  obligation,  accrued  interest,  fees,  compensation or any other amounts  shall be deemed  irrevocably  to be an  automatic  request by Borrowing
Agent on behalf of Borrowers for a Revolving Advance, which shall be a Base Rate
Loan on the due date of,  and in the  amount  required  to pay (as set  forth on
Agent's  books  and   records),   such   principal,   Lender  Letter  of  Credit
reimbursement  obligation,  accrued  interest,  fees,  compensation or any other amounts.

                  (E) NOTES.  Borrowers shall execute and deliver to each Lender with appropriate insertions Notes to evidence such Lender's Commitments.  In the event of an assignment under subsection 9.5,  Borrowers shall, upon surrender of the assigning  Lender's  Notes,  issue new Notes to reflect the interest held by the assigning Lender and its Eligible Assignee.

                  (F) LETTERS OF CREDIT.  The Revolving Loan Commitments may, in
addition to  Revolving  Advances,  be  utilized,  upon the request of  Borrowing
Agent,  for (1) the  issuance  of  letters of credit by Agent;  or with  Agent's consent any Lender,  or (2) the  issuance by GMAC CF or Agent of  guaranties  or risk  participations  to banks to induce  such  banks to issue  Bank  Letters of
Credit  for the  account  of any  Borrower  (each of (1) and (2) above a "Lender
Letter  of  Credit").   Each  Lender  shall  be  deemed  to  have   purchased  a
participation  in each Lender  Letter of Credit issued on behalf of any Borrower in an amount equal to its Pro Rata Share  thereof.  In no event shall any Lender
Letter of Credit be issued to the extent that the issuance of such Lender Letter of Credit  would  cause the sum of the Letter of Credit  Reserve  (after  giving effect to such  issuance),  plus the Revolving  Loan plus the Swingline  Loan to exceed  the  lesser  of (1)  the  Borrowing  Base  and (2)  the  Revolving  Loan
Commitments.

                           (1) MAXIMUM AMOUNT. The aggregate amount of Letter of
Credit Liability with respect to all Lender Letters of Credit outstanding at any time shall not exceed $10,000,000.

                           (2) REIMBURSEMENT. Each Borrower shall be irrevocably
and unconditionally obligated forthwith without presentment,  demand, protest or other  formalities of any kind, to reimburse Agent or the issuer for any amounts paid with respect to a Lender  Letter of Credit  including  all fees,  costs and expenses  paid to any bank that  issues a Bank Letter of Credit.  Each  Borrower hereby  authorizes and directs Agent,  at Agent's  option,  to debit  Borrowers'
account (by  increasing  the  Revolving  Loan) in the amount of any payment made with respect to any Lender Letter of Credit.  In the event that Agent elects not to debit Borrowers' account and Borrowers fail to reimburse Agent in full on the date of any payment under a Lender Letter of Credit, Agent shall promptly notify each Lender of the  unreimbursed  amount of such payment  together  with accrued interest  thereon and each Lender,  on the next Business  Day,  shall deliver to
Agent an amount equal to its  respective  participation  in same day funds.  The obligation of each Lender to deliver to Agent an amount equal to its  respective
participation   pursuant  to  the  foregoing  sentence  shall  be  absolute  and unconditional and such remittance shall be made  notwithstanding  the occurrence or  continuation of an Event of Default or Default or the failure to satisfy any condition  set  forth  in  Section  3. In the  event  any  Lender  fails to make available  to Agent the amount of such  Lender's  participation  in such  Lender
Letter of Credit,  Agent shall be entitled to recover such amount on demand from such Lender  together  with  interest on such amount  calculated  at the Federal
Funds Effective Rate.

                                       27

                           (3) REQUEST FOR  LETTERS OF CREDIT.  Borrowing  Agent
shall give Agent at least
three (3) Business  Days prior  notice  specifying  the date a Lender  Letter of
Credit is to be issued, identifying the beneficiary and describing the nature of the  transactions  proposed  to  be  supported  thereby.  The  notice  shall  be accompanied by the form of the Letter of Credit being  requested.  Any Letter of
Credit which  Borrowing Agent requests must be in such form, be for such amount, contain such terms and support such transactions as are reasonably  satisfactory to Agent. The expiration date of each Lender Letter of Credit shall be on a date which  is at least  thirty  (30)  days  prior to the  Termination  Date,  unless otherwise agreed to by Agent.

                  (G) OTHER LETTER OF CREDIT PROVISIONS.

                           (1)  Obligations  Absolute.  The  obligation  of each
Borrower to reimburse Agent or
any Lender for payments  made under,  and other  amounts  payable in  connection with, any Lender Letter of Credit shall be  unconditional  and  irrevocable  and shall be paid under all  circumstances  strictly in accordance with the terms of this Agreement including, without limitation, the following circumstances:

                                    (a) any lack of validity  or  enforceability
of any Lender Letter of
Credit, or any other agreement;

                                    (b) the  existence  of any  claim,  set-off,
defense or other right which any
Loan Party or any  Affiliate of a Loan Party or any other Person may at any time have against any  beneficiary  or  transferee of any Lender Letter of Credit (or any Persons for whom any such transferee may be acting),  Agent, any Lender, any bank issuing a Bank Letter of Credit, or any other Person, whether in connection with this Agreement,  any other Loan Document, or any other related or unrelated agreements or transactions;

                                    (c) any draft,  demand,  certificate  or any
other document presented under
any  Lender  Letter of Credit  proving  to be  forged,  fraudulent,  invalid  or insufficient in any respect or any statement  therein being untrue or inaccurate in any respect;

                                    (d)  any  adverse  change  in the  business,
operations,  properties, assets, condition (financial or otherwise) or prospects of Loan Parties or any of their Subsidiaries;

                                    (e)  any  breach  of this  Agreement  or any
other Loan Document by any party
thereto;

                                    (f)  any  other  circumstance  or  happening
whatsoever, whether or not
similar to any of the foregoing;

                                    (g) the fact that a  Default  or an Event of
Default shall have occurred
and be continuing; or

                                    (h)  payment  under  any  Lender  Letter  of
Credit against  presentation of a demand, draft or certificate or other document which does not comply with the terms of such Lender  Letter of Credit;  provided that, in the case of any payment by Agent or a Lender under any Lender Letter of
Credit,  Agent or such  Lender has not acted with  gross  negligence  or willful

                                       28

misconduct  (as  determined  by a  final  non-appealable  order  by a  court  of competent  jurisdiction)  in determining  that the demand for payment under such
Lender Letter of Credit  complies on its face with any  applicable  requirements for a demand for payment under such Lender Letter of Credit.

                           (2) NATURE OF LENDER'S DUTIES.  As between any Lender
that issues a Lender Letter
of Credit (an "Issuing  Lender"),  on the one hand, and all Lenders on the other hand,  all Lenders  assume all risks of the acts and  omissions of, or misuse of any Lender Letter of Credit by the beneficiary  thereof.  In furtherance and not in limitation of the  foregoing,  neither Agent nor any Issuing  Lender shall be responsible: (a) for the form, validity,  sufficiency,  accuracy, genuineness or legal effect of any document by any party in connection with the application for and issuance of any Lender Letter of Credit,  even if it should in fact prove to be in any or all  respects  invalid,  insufficient,  inaccurate,  fraudulent  or forged;  (b) for the validity or sufficiency of any instrument  transferring  or assigning or purporting to transfer or assign any Lender Letter of Credit or the rights or benefits  thereunder or proceeds  thereof,  in whole or in part, which may prove to be invalid or  ineffective  for any reason;  (c) for failure of the beneficiary  of any  Lender  Letter of Credit to comply  fully  with  conditions required in order to demand  payment  thereunder;  provided that, in the case of any payment under any such Lender Letter of Credit,  any Issuing  Lender has not acted with gross  negligence  or willful  misconduct  (as  determined by a final non-appealable  order by a court of competent  jurisdiction) in determining that the demand for payment  under any such Lender  Letter of Credit  complies on its face with any applicable  requirements for a demand for payment thereunder;  (d)
for errors,  omissions,  interruptions  or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;  (e) for errors in  interpretation of technical terms; (f) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any such Lender Letter of Credit;  (g) for the credit of the proceeds of any drawing under any such Lender Letter of Credit;  and (h) for any  consequences  arising from causes beyond the control of Agent or any Lender as the case may be.

                           (3) LIABILITY.  In  furtherance  and extension of and
not in limitation of, the
specific provisions herein above set forth, any action taken or omitted by Agent or any Lender under or in connection with any Lender Letter of Credit,  if taken or omitted in good faith,  shall not put Agent or any Lender under any resulting liability to any Loan Party or any other Lender.

                  (H) AVAILABILITY OF A LENDER'S PRO RATA SHARE.

                           (1) Lender's  Amounts  Available  on a Funding  Date.
Unless Agent receives written
notice from a Lender on or prior to any  Funding  Date that such Lender will not make available to Agent as and when required such Lender's Pro Rata Share of any requested  Loan or  Advance,  Agent may assume  that each  Lender will make such amount available to Agent in immediately available funds on the Funding Date and
Agent may (but shall not be so required), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount.

                           (2) LENDER'S  FAILURE TO FUND.  A  Defaulting  Lender
shall pay interest to Agent at the Federal Funds Effective Rate on the Defaulted
Amount from the  Business  Day  following  the  applicable  Funding Date of such

                                       29

Defaulted Amount until the date such Defaulted Amount is paid to Agent. A notice of Agent  submitted  to any Lender  with  respect to  amounts  owing  under this subsection  shall be conclusive,  absent  manifest  error. If such amount is not paid when due to Agent, Agent, at its option, may notify Borrowing Agent of such failure to fund and, upon demand by Agent, Borrowers shall pay the unpaid amount to Agent for  Agent's  account,  together  with  interest  thereon  for each day elapsed  since  the date of such  borrowing,  at a rate per  annum  equal to the interest  rate  applicable  at the time to the Loan made by the other Lenders on such Funding  Date.  The failure of any Lender to make  available any portion of its  Commitment  on any Funding  Date or to fund its  participation  in a Lender
Letter of Credit or  Swingline  Loan shall not relieve  any other  Lender of any obligation hereunder to fund such Lender's Commitment on such Funding Date or to fund any such participation,  but no Lender shall be responsible for the failure of any other Lender to honor its  Commitment  on any Funding Date or to fund any participation to be funded by any other Lender.

                           (3) PAYMENTS TO A DEFAULTING LENDER.  Notwithstanding
any  provision  to the contrary  contained  in this  Agreement or the other Loan
Documents,  Agent shall not be obligated to transfer to a Defaulting  Lender any payment made by Borrowers to Agent or any amount otherwise received by Agent for application to the Obligations nor shall a Defaulting  Lender be entitled to the sharing of any interest, fees or payments hereunder.

                           (4)    DEFAULTING    LENDER'S    RIGHT    TO    VOTE.
Notwithstanding any provision to the contrary contained in this Agreement or the other Loan  Documents  for  purposes  of voting or  consenting  to matters  with respect to (a) the Loan Documents or (b) any other matter  concerning the Loans, a  Defaulting  Lender  shall be deemed  not to be a "Lender"  and such  Lender's
Commitments and outstanding Loans and Advances shall be deemed to be zero.

         2.2. INTEREST.

                  (A) RATE OF  INTEREST.  The Loans  and all  other  Obligations shall bear interest from the date such Loans are made or such other  Obligations become due to the date paid at a rate per annum equal to (1) in the case of Base
Rate Loans and  Obligations  for which no interest rate basis is specified,  the
Base Rate PLUS the Applicable  Margin and (2) in the case of LIBOR Loans,  LIBOR
PLUS the Applicable Margin  (collectively the "Interest Rate"). Such designation by  Borrowing  Agent may be changed  from time to time  pursuant  to  subsection
2.2(D).  If on any day a Loan or a  portion  of any  Loan  is  outstanding  with respect to which notice has not been  delivered to Agent in accordance  with the terms  of this  Agreement  specifying  the  basis  for  determining  the rate of interest or if LIBOR has been  specified and no LIBOR quote is  available,  then for that day that Loan or portion  thereof  shall bear  interest  determined  by reference to the Base Rate.

                  After the occurrence and during the continuance of an Event of
Default (1) the Loans and all other Obligations  shall, at the election of Agent or  Requisite  Lenders,  bear  interest at a rate per annum equal to two percent
(2%) PLUS the applicable Interest Rate (the "Default Rate"), (2) each LIBOR Loan shall  automatically  convert  to a Base Rate Loan at the end of any  applicable
Interest Period and (3) no Loans may be converted to LIBOR Loans.

                                       30

                  (B) COMPUTATION AND PAYMENT OF INTEREST. Interest on the Loans
and all other  Obligations  shall be computed on the daily principal  balance on the basis of a three  hundred sixty (360) day year for the actual number of days elapsed.  In computing  interest on any Loan, the date of funding of the Loan or the first day of an Interest Period  applicable to such Loan or, with respect to a Base Rate Loan being  converted  from a LIBOR Loan,  the date of conversion of such  LIBOR  Loan to such Base Rate  Loan,  shall be  included;  and the date of payment of such Loan or the expiration date of an Interest Period  applicable to such Loan, or with respect to a Base Rate Loan being  converted to a LIBOR Loan, the date of  conversion  of such  Base Rate Loan to such  LIBOR  Loan,  shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one (1) day's interest  shall be paid on that Loan.  Interest on Base Rate Loans and all other  Obligations  other than LIBOR Loans shall be payable to Agent for the benefit of Lenders monthly in arrears on the first day of each month, on the date of any prepayment of Loans,  and at maturity,  whether by  acceleration  or otherwise.  Interest on LIBOR Loans shall be payable to Agent for the benefit of
Lenders on the last day of the applicable  Interest Period for such Loan, on the date of any prepayment of the Loans, and at maturity, whether by acceleration or otherwise.  In addition,  for each LIBOR Loan having an Interest  Period  longer than three (3)  months,  interest  accrued on such Loan shall also be payable on the last day of each three (3) month interval during such Interest Period.

                  (C)  INTEREST  LAWS.  Notwithstanding  any  provision  to  the contrary  contained in this  Agreement or any other Loan  Document,  no Borrower shall be required to pay, and neither Agent nor any Lender shall be permitted to collect,  any amount of  interest  in excess of the  maximum  amount of interest permitted by  applicable  law  ("Excess  Interest").  If any Excess  Interest is
provided for or  determined  by a court of competent  jurisdiction  to have been provided  for in this  Agreement  or in any other  Loan  Document,  then in such event:  (1) the  provisions  of this  subsection  shall govern and control;  (2)
neither  any  Borrower  nor any other Loan Party shall be  obligated  to pay any
Excess  Interest;  (3) any  Excess  Interest  that  Agent or any Lender may have received  hereunder shall be, at such Lender's  option,  (a) applied as a credit against the  outstanding  principal  balance of the  Obligations  or accrued and unpaid  interest  (not to exceed  the  maximum  amount  permitted  by law),  (b)
refunded to the payor thereof, or (c) any combination of the foregoing;  (4) the interest  rate(s)  provided  for herein  shall be  automatically  reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum
Rate"),  and this Agreement and the other Loan Documents shall be deemed to have been and shall be,  reformed  and modified to reflect  such  reduction;  and (5)
neither  any  Borrower  nor any other Loan Party  shall have any action  against
Agent or any Lender for any damages  arising out of the payment or collection of any Excess Interest.  Notwithstanding  the foregoing,  if for any period of time interest on any  Obligations  is  calculated at the Maximum Rate rather than the applicable  rate under this  Agreement,  and  thereafter  such  applicable  rate becomes  less  than the  Maximum  Rate,  the rate of  interest  payable  on such
Obligations  shall  remain at the  Maximum  Rate  until each  Lender  shall have received  the amount of interest  which such Lender would have  received  during such period on such Obligations had the rate of interest not been limited to the
Maximum Rate during such period.

                  (D)   CONVERSION  OR   CONTINUATION.   Subject  to  the  other
provisions of this  Agreement,  including,  without  limitation,  satisfying the conditions set forth in Section 3, Borrowing  Agent shall have the option to (1)
convert at any time all or any part of  outstanding  Loans equal to $250,000 and integral  multiples  of $50,000 in excess of that amount from Base Rate Loans to

                                       31

LIBOR Loans or (2) upon the  expiration of any Interest  Period  applicable to a
LIBOR  Loan,  to (a)  continue  all or any  portion  of such LIBOR Loan equal to
$250,000 and  integral  multiples of $50,000 in excess of that amount as a LIBOR
Loan or (b)  convert  all or any portion of such LIBOR Loan to a Base Rate Loan.
The succeeding  Interest  Period(s) of such continued or converted Loan commence on the last day of the Interest Period of the Loan to be continued or converted;
provided that no outstanding  Loan may be continued as, or be converted  into, a
LIBOR Loan, when any Event of Default or Default has occurred and is continuing.

                  Borrowing  Agent  shall  deliver  a Notice of  Borrowing  with respect  to any such  conversion/continuation  to Agent no later  than 1:00 p.m.
(New York City time) at least three (3) Business Days in advance of the proposed conversion/continuation  date.  The  Notice of  Borrowing  with  respect to such conversion/continuation shall certify: (1) the proposed  conversion/continuation date  (which  shall  be a  Business  Day);  (2)  the  amount  of the  Loan to be converted/continued; (3) the nature of the proposed conversion/continuation; (4)
in the case of conversion to, or a continuation  of, a LIBOR Loan, the requested
Interest  Period;  (5) that no Default or Event of Default has  occurred  and is continuing  or would result from the proposed  conversion/continuation;  and (6)
that all conditions to make Loans as set forth in Section 3 have been satisfied.

                  In lieu of  delivering a Notice of  Borrowing  with respect to any such  conversion/continuation,  Borrowing  Agent may give  Agent  telephonic notice by the required time of any proposed  conversion/continuation  under this subsection  2.2(D) (in such telephonic  notice  Borrowing Agent shall certify to the items set forth  above with  respect to the Notice of  Borrowing);  provided that such telephonic  notice shall be promptly  confirmed in writing by delivery of a Notice of Borrowing (in form and substance  described  herein) with respect
to  such   conversion/continuation   to  Agent  on  or   before   the   proposed
conversion/continuation  date.  Once  given,  Borrowers  shall  be bound by such telephonic  notice.  Upon the expiration of an Interest Period for a LIBOR Loan, in the absence of a new Notice of Borrowing or a telephonic  notice submitted to
Agent not less than three (3)  Business  Days prior to the end of such  Interest
Period, the LIBOR Loan then maturing shall be automatically  converted to a Base
Rate Loan.

                  Neither  Agent nor any Lender shall incur any liability to any
Borrower  or any other  Loan  Party in acting  upon any  telephonic  notice or a
Notice of Borrowing  referred to above that Agent believes in good faith to have been  given by an  officer  or  other  person  authorized  to act on  behalf  of
Borrowers or for otherwise acting in good faith under this subsection 2.2(D).

         2.3. FEES.

                  (A) UNUSED  LINE FEE.  Borrowers  shall pay to Agent,  for the benefit of Lenders,  a fee in an amount equal to the Revolving  Loan  Commitment less the sum of (1) the average daily balance of each of the Revolving  Loan and
Swingline  Loan plus,  (2) the average daily face amount of the Letter of Credit
Reserve  during the preceding  month,  multiplied by (3) one-half of one percent
(0.50%) per annum.  Such fee to be  calculated  on the basis of a three  hundred sixty  (360) day year for the actual  number of days  elapsed  and to be payable monthly in arrears on the first day of each month following the Closing Date.

                                       32

                  (B) LETTER OF CREDIT FEES.  Borrowers shall pay to Agent a fee with respect to the Lender  Letters of Credit (1) for the benefit of all Lenders with a Revolving Loan Commitment  (based on their  respective Pro Rata Share) in the amount of the average daily amount of Letter of Credit Liability outstanding during such month multiplied by 2.75% per annum and (2) for the account of Agent a fronting fee for each Lender Letter of Credit issued or obtained by Agent from the date of  issuance  to the date of  termination  equal to the  average  daily amount of Letter of Credit  Liability  with  respect to such  Lender  Letters of
Credit outstanding during such month multiplied by twenty-five one hundredths of one percent  (0.25%) per annum.  Such fees will be  calculated on the basis of a three  hundred  sixty (360) day year for the actual  number of days  elapsed and will be payable  monthly in  arrears on the first day of each  month.  Borrowers shall also  reimburse  Agent for any and all fees and expenses,  if any, paid by
Agent or any Lender to the issuer of any Bank Letter of Credit.

                  (C) [INTENTIONALLY OMITTED].

                  (D) [INTENTIONALLY OMITTED].

                  (E) AUDIT FEES.  Borrowers  agree to pay all fees and expenses of the firm or individual(s) engaged by Agent to perform audits or appraisals of
Loan Parties' assets and/or operations.  Notwithstanding the foregoing, if Agent uses its internal auditors to perform any such audit,  Borrowers agree to pay to
Agent,  for its own account,  an audit fee with respect to each such audit equal to $1,000 per internal  auditor per day or any portion thereof together with all out of pocket expenses.  Provided,  however, prior to a Default,  Borrowers will not have to pay for more than three (3) audits and one (1) appraisal per year.

                  (F) OTHER FEES AND EXPENSES. Borrowers shall pay to Agent, for its own  account,  all charges  for  returned  items and all other bank  charges incurred by Agent,  as well as Agent's  standard wire transfer  charges for each wire transfer made under this Agreement.

                  (G) FEE LETTER.  Borrowers shall pay to GMAC CF, individually, the fees specified in that certain letter  agreement dated as of the date hereof among Borrowers and GMAC CF.

         2.4. PAYMENTS AND PREPAYMENTS.

                  (A) MANNER AND TIME OF PAYMENT. In its sole discretion,  Agent may elect to honor the  automatic  requests  by  Borrowing  Agent for  Revolving
Advances, for all principal,  Lender Letter of Credit reimbursement obligations, interest, fees, compensation and any other amounts due hereunder or under any of the other Loan Documents on their applicable due dates, and the proceeds of each such  Revolving  Advance,  if made,  shall be applied as a direct payment of the relevant  Obligation.  To the extent  such  amounts  exceed the  Revolving  Loan
Commitment of all Revolving  Loan Lenders,  or if Agent elects to bill Borrowers for any amount due  hereunder  or under any of the other  Loan  Documents,  such amount shall be immediately due and payable with interest  thereon accruing from the  applicable  due date.  All payments  made by Borrowers  with respect to the
Obligations shall be made without  deduction,  defense,  setoff or counterclaim.
All payments to Agent hereunder shall,  unless  otherwise  directed by Agent, be made to Agent's  Account or in accordance  with  subsection  4.22.  All payments remitted to Agent's  Account  shall be credited to the  Obligations  on the same

                                       33

Business Day as such  payments are  received by Agent in  immediately  available funds;  provided,  however,  payments  received by Agent after 2:00 P.M..  (EST)
shall be deemed received on the next Business Day.  Borrowing Agent shall notify
Agent by Noon  (EST)  if  Borrowers  intend  to make any  voluntary  payment  or repayment of the Obligations to the Agent's Account.

                  (B) MANDATORY PREPAYMENTS.

                           (1)  OVER  FORMULA  ADVANCE.  At any  time  that  the
Revolving  Loan  exceeds the  Maximum  Revolving  Loan Amount (an "Over  Formula
Advance"),   Borrowers  shall,  immediately  repay  the  Revolving  Loan  and/or
Swingline Loan to the extent necessary to eliminate the Over Formula Advance.

                           (2) PREPAYMENTS FROM PROCEEDS OF ASSET  DISPOSITIONS.
Promptly,  but in no event later than seven (7) Business  Days after  receipt by any  Loan  Party of  proceeds  of any  Asset  Dispositions  (including,  without limitation,  any insurance  proceeds),  which  proceeds  exceed  $250,000 in the aggregate (it being understood that if the proceeds exceed $250,000,  the entire amount  and not  just the  portion  above  $250,000  shall  be  subject  to this subsection 2.4(B)(2)), Borrowers shall prepay the Obligations in an amount equal to the net proceeds  (I.E.,  gross  proceeds less the  reasonable  costs of such sales or other dispositions and less any Indebtedness for borrowed money secured by a Lien described in clause (e) of the  definition of Permitted  Encumbrances)
from such Asset Dispositions. All such prepayments shall be applied to the Loans in accordance with subsection 2.4(E); PROVIDED, HOWEVER, if Borrowers reasonably expect the proceeds of any Asset Disposition to be reinvested within one hundred eighty  (180) days to repair or replace  such  assets  with  assets of a similar class,  Borrowers  shall  deliver  the  proceeds  to Agent to be  applied to the
Revolving Loan and Agent shall establish a reserve  against  available funds for borrowing purposes under the Revolving Loan for such amount,  until such time as such proceeds have been re-borrowed or applied to other Obligations as set forth herein. If Borrowers so elect to deliver such proceeds to Agent,  Borrowers may, so long as no Default or Event of Default shall have occurred and be continuing, reborrow such proceeds only for such repair or replacement. If Borrowers fail to reinvest such proceeds  within one hundred eighty (180) days,  Borrowers  hereby authorize  Agent and  Lenders to make a  Revolving  Advance in the amount of the remaining  reserve  to repay the  Loans in the  manner  set forth in  subsection
2.4(E).

                           (3)  PREPAYMENTS  FROM EXCESS  CASH FLOW.  Within ten
(10) days after the date that the annual financial statements of Loan Parties on a  consolidated  basis are required to be delivered  to Agent,  Borrowers  shall prepay the  Obligations in an amount equal to fifty percent (50%) of Excess Cash
Flow for such prior Fiscal Year calculated on the basis of the audited financial statements for such Fiscal Year  delivered to Agent and Lenders  pursuant to the
Reporting  Rider. All such prepayments from Excess Cash Flow shall be applied to the Loans in accordance with subsection 2.4(E).  Concurrently with the making of any such  payment,  Borrowing  Agent  shall  deliver  to  Agent  and  Lenders  a certificate  of Borrowing  Agent's chief  executive  officer or chief  financial officer demonstrating its calculation of the amount required to be paid.

                                       34

                           (4)   PREPAYMENTS   FROM   ISSUANCE  OF   SECURITIES.
Promptly,  but in no event later than seven (7) Business  Days after  receipt by any Loan Party of the proceeds of the issuance of equity  securities (other than proceeds of the issuance of equity securities  received on or before the Closing
Date), Borrowers shall prepay the Loans in an amount equal to such proceeds, net of underwriting  discounts and commissions and other reasonable costs associated therewith. All such prepayments shall be applied to the Loans in accordance with subsection 2.4(E).

                           (5) PREPAYMENTS  FROM TAX REFUNDS.  Immediately  upon
the receipt by any Loan Party
of the  proceeds  of any tax  refunds,  Borrowers  shall  prepay the Loans in an amount  equal to such  proceeds.  All such  prepayments  shall be applied to the
Loans in accordance with subsection 2.4(E).

                           (6)  PREPAYMENTS  FROM  PAYMENTS  RECEIVED  FROM  THE
DISBURSING  AGENT.  Immediately  upon the  receipt by any Loan Party of any cash
proceeds   received  from  the  Disbursing  Agent  under  the  Disbursing  Agent
Agreement, Borrowers shall prepay the Loans in an amount equal to such proceeds.
All such prepayments shall be applied to the Loans in accordance with subsection
2.4(E); PROVIDED,  HOWEVER, when Borrowers deliver any such proceeds to Agent to be applied to the  Revolving  Loan,  Agent  shall  establish  a reserve  against available funds for borrowing purposes under the Revolving Loan for such amount, until  such time as such  proceeds  have been  re-borrowed  or  applied to other
Obligations  as set forth herein.  Borrowers may, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, have such  reserve  released  and  reborrow  such  proceeds for payment of the Merger
Consideration.  If Borrowers have not utilized such proceeds within one (1) year of receipt by Agent,  Agent shall  release the then  remaining  reserve and such amounts may be re-borrowed by the Borrowers, subject to the terms and conditions contained in this Agreement.

                  (C) VOLUNTARY  PREPAYMENTS AND  REPAYMENTS.  Borrowers may, at
any time  upon not less than  three (3)  Business  Days  prior  notice to Agent, prepay the Term Loan or  terminate  the  Revolving  Loan  Commitment;  provided, however,  the Revolving Loan Commitment may not be terminated by Borrowers until all Obligations are paid in full. Any prepayment of the Obligations permitted in this subsection  2.4(C) shall be subject to the payment of all fees set forth in subsection  2.3 and the Fee Letter and the payment of any amounts owing pursuant to  subsection  2.12  resulting  from such  prepayment.  In the event any Lender
Letters  of  Credit  are  outstanding  at the time  that  Borrowers  prepay  the
Obligations  and desire to terminate the Revolving  Loan  Commitment,  Borrowers shall cause Agent and each Lender to be released  from all  liability  under any
Lender Letters of Credit or, at Agent's option, Borrowers shall (1) deposit with
Agent for the benefit of all Lenders with a Revolving Loan Commitment cash in an amount equal to one hundred and five percent (105%) of the aggregate outstanding
Letter of Credit  Reserve to be  available  to Agent to  reimburse  payments  of drafts  drawn under such Lender  Letters of Credit and pay any fees and expenses related  thereto and (2) prepay the fees payable  under  subsection  2.3(B) with respect to such Lender  Letters of Credit for the full  remaining  terms of such
Lender Letters of Credit.  Upon termination of any such Lender Letter of Credit, the unearned  portion of such prepaid fee  attributable to such Lender Letter of
Credit shall be refunded to Borrowers.

                                       35

                  (D) PAYMENTS ON BUSINESS DAYS. Whenever any payment to be made hereunder  shall be stated to be due on a day that is not a  Business  Day,  the payment may be made on the next  succeeding  Business Day and such  extension of time shall be included in the  computation of the amount of interest or fees due hereunder.

                  (E) APPLICATION OF PREPAYMENT PROCEEDS.

                           (1)  Prepayments  described in subsections  2.4(B)(2)
consisting  of proceeds of Accounts or Inventory  shall be applied to reduce the outstanding  principal  balance of the  Revolving  Loans but not as a  permanent reduction of the Revolving Loan Commitment.

                           (2)  All   prepayments   in  respect  of   subsection
2.4(B)(2)  (other than those described in (1) above),  2.4(B)(3),  2.4(B)(4) and
2.4(B)(5) shall be applied in the following order of priority:

                           FIRST,  in payment of Scheduled  Installments  of the
                  Term Loan, in inverse order of maturity;

                           SECOND,  to reduce the outstanding  principal balance
                  of the  Revolving  Loans (but not as a permanent  reduction of the Revolving Loan  Commitment) to an amount so that Borrowers will have  $7,500,000  of Undrawn  Availability  after  giving effect to such payment; and

                           THIRD,  to prepay the  outstanding  principal  of the
                  Second Lien Term Loan Debt in accordance  with the Second Lien
                  Term Loan Loan Agreement,  PROVIDED if at the time of any such prepayment  an Event of  Default  shall have  occurred  and be continuing or would occur as a result thereof,  the amounts to be  applied  in  accordance  with  sub-clause  "third" of this subsection  2.4(E)  shall  instead  be  applied  to reduce the outstanding  principal  balance of the Revolving  Loans with a concurrent and equivalent permament reduction of the Revolving
                  Loan Commitment.

                           (3) With  respect  to the  prepayments  described  in
subsection   2.4(B)(6),   such  prepayments  shall  be  applied  to  reduce  the
outstanding  principal  balance of the  Revolving  Loans but not as a  permanent reduction of the Revolving Loan Commitment.

                           (4)  Considering  each  type  of Loan  being  prepaid
separately,  any prepayment under this subsection  2.4(E) shall be applied first to Base Rate Loans of the type  required  to be prepaid  before  application  to
LIBOR Loans of the type required to be prepaid.

                           (5)  Notwithstanding  the foregoing,  the proceeds of
the  Management  Equity  Contribution,  the Fiscal  Year 2006 Tax Refund and the
Insurance  Monetization  shall be applied to reduce  the  outstanding  principal balance of the Revolving Loans but not as a permanent reduction of the Revolving
Loan Commitment.

           2.5. TERM OF THIS AGREEMENT.  This Agreement shall be effective until the earlier of (a) October 31, 2011,  (b) ninety (90) days prior to the date set forth in sub-clause (a) of subsection 2.5 of the Second Lien Term Loan Agreement and (c) the  acceleration  of all  Obligations  pursuant to subsection  8.3 (the

                                       36

"Termination  Date"). The Commitments shall terminate (unless earlier terminated pursuant to the terms  hereunder) upon the Termination  Date and all Obligations
shall   become   immediately   due  and  payable   without   notice  or  demand.
Notwithstanding any termination,  until all Obligations have been fully paid and satisfied,  Agent, on behalf of itself and Lenders,  shall be entitled to retain security  interests in and liens upon all Collateral,  and even after payment of all Obligations  hereunder,  each  Borrower's  obligation to indemnify Agent and each Lender in accordance with the terms hereof shall continue.

         2.6.  STATEMENTS.  Agent shall render a monthly statement of account to
Borrowing  Agent  within  twenty  (20) days  after the end of each  month.  Such statement of account shall  constitute an account stated unless  Borrowing Agent makes  written  objection  thereto  within  thirty  (30) days from the date such statement  is mailed to  Borrowing  Agent.  Agent shall  record in its books and records,  including  computer  records,  (a) all  Loans,  interest  charges  and payments  thereof,  (b) all Letter of Credit  Liability,  (c) the  charging  and payment of all fees,  costs and  expenses  and (d) all other  debits and credits pursuant to this  Agreement.  The balance in the loan accounts shall  constitute presumptive evidence,  absent manifest error, of the accuracy of the information contained  therein;  provided,  however,  that any failure by Agent to so record shall not limit or affect any Loan Party's obligation to pay.

         2.7. GRANT OF SECURITY INTEREST.

                  (A) GRANT OF LIENS IN THE  COLLATERAL.  To secure the  payment
and  performance  of  the  Obligations,   including  all  renewals,  extensions,
restructurings  and  refinancings  of any or all of the  Obligations,  each Loan
Party hereby grants to Agent, for the benefit of Agent and Lenders, a continuing security  interest in, lien and mortgage in and to, right of setoff  against and collateral  assignment of all of such Loan  Parties'  personal and real property and all rights to such  personal and real  property,  in each case,  whether now owned or existing or  hereafter  acquired  or arising  and  regardless  of where located  (all being  collectively  referred to as the  "Collateral")  including, without  limitation,  all: (1) Accounts;  (2) Chattel Paper; (3) Commercial Tort
Claims,  including those specified on Schedule 2.7(A);  (4) Deposit Accounts and cash and other monies and property of any Loan Party in the  possession or under the control of Agent,  any Lender or any participant of any Lender in the Loans;
(5) Documents (including, without limitation, all manufacturers' certificates or statements of origin);  (6)  Equipment;  (7) Fixtures;  (8) General  Intangibles
(including Intellectual Property); (9) Goods; (10) Instruments;  (11) Inventory;
(12)  Investment   Property;   (13)   Letter-of-Credit   Rights  and  Supporting
Obligations; (14) other personal property whether or not subject to the UCC; and
(15) Mortgaged Property;  together with all books, records, ledger cards, files, correspondence,  computer  programs,  tapes,  disks and related data  processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization  thereon;  and Proceeds and products of all or any of the property described above.

                  (B)  LOAN  PARTIES  REMAIN  LIABLE.  Anything  herein  to  the contrary  notwithstanding:  (a) each Loan Party shall  remain  liable  under the contracts  and  agreements  included in the  Collateral  to the extent set forth therein to perform  all of its duties  and  obligations  thereunder  to the same extent as if this  Agreement or the other Loan  Documents had not been executed;
(b) the exercise by Agent of any of the rights under this Agreement or the other
Loan  Documents  shall not release  any Loan Party from any of their  respective duties or obligations to the parties under the contracts and agreements included

                                       37

in the Collateral; (c) neither Agent nor any Lender shall have any obligation or liability  under the  contracts  and  agreements  included in the  Collateral by reason of this  Agreement or the other Loan  Documents,  nor shall Agent nor any
Lender be  obligated  to perform  any of the  obligations  or duties of any Loan
Party  thereunder  or to take any action to  collect  or  enforce  any claim for payment  assigned  under this  Agreement  or the other Loan  Documents;  and (d)
neither  Agent nor any Lender  shall have any  liability in contract or tort for any Loan Party's acts or omissions.

         2.8. YIELD PROTECTION.

                  (A) CAPITAL ADEQUACY AND OTHER  ADJUSTMENTS.  In the event any
Lender shall have determined that the adoption after the date hereof of any law, treaty,  governmental (or  quasi-governmental)  rule,  regulation,  guideline or order regarding capital adequacy,  reserve  requirements or similar requirements or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements  (whether or not having the force of law and whether or not failure to comply  therewith  would be unlawful)  from any central bank or  governmental agency or body having  jurisdiction  does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such
Lender or any corporation  controlling such Lender and thereby reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations  hereunder,  then  Borrowers  shall  within  fifteen (15) days after notice and demand from such Lender (together with the certificate referred to in the next  sentence  and with a copy to Agent) pay to Agent,  for the  account of such Lender,  additional  amounts  sufficient to compensate such Lender for such reduction.  A certificate as to the amount of such cost and showing the basis of the  computation of such cost submitted by such Lender to Borrowing Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

                  (B) INCREASED LIBOR FUNDING COSTS.  If, after the date hereof, the introduction of, change in or interpretation  of any law, rule,  regulation, treaty or directive would impose or increase reserve requirements (other than as taken into account in the definition of LIBOR) or otherwise increase the cost to any Lender of making or maintaining a LIBOR Loan, then Borrowers shall from time to time within  fifteen  (15) days after  notice and demand  from such  affected
Lenders (together with the certificate referred to in the next sentence and with a copy to  Agent)  pay to  Agent,  for the  account  of such  affected  Lenders, additional  amounts  sufficient  to compensate  such Lenders for such  increased cost. A  certificate  as to the amount of such cost and showing the basis of the computation of such cost submitted by such affected  Lenders to Borrowing  Agent and Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

         2.9. TAXES.

                  (A) NO DEDUCTIONS. Any and all payments or reimbursements made hereunder shall be made free and clear of and without  deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies,  imposts,  deductions,  charges or withholdings and all liabilities with respect thereto referred to herein as "Tax
Liabilities";  excluding, however, taxes imposed on the net income of any Lender or Agent by the  jurisdiction  under the laws of which  Agent or such  Lender is organized  or doing  business  or any  political  subdivision  thereof and taxes

                                       38

imposed  on its net  income by the  jurisdiction  of  Agent's  or such  Lender's applicable lending office or any political subdivision). If any Loan Party shall be required by law to deduct any such Tax Liabilities  from or in respect of any sum payable  hereunder  to Agent or any Lender,  then the sum payable  hereunder shall be  increased  as may be  necessary  so that,  after  making all  required deductions,  Agent or such Lender  receives an amount  equal to the sum it would have received had no such deductions been made.

                  (B) CHANGES IN TAX LAWS. In the event that,  subsequent to the
Closing  Date,  (1) any  changes  in any  existing  law,  regulation,  treaty or directive or in the  interpretation  or  application  thereof,  (2) any new law, regulation,  treaty or directive  enacted or any  interpretation  or application thereof, or (3) compliance by a Lender with any request or directive (whether or not  having  the  force  of law)  from any  Governmental  Authority,  agency  or instrumentality:

                                    (a)  does  or  shall  subject  Agent  or any
Lender to any tax of any kind  whatsoever  with respect to this  Agreement,  the other  Loan  Documents  or any Loans  made or Lender  Letters  of Credit  issued hereunder,  or change the basis of  taxation of payments to Agent or such Lender of principal,  fees,  interest or any other amount payable hereunder (except for net income  taxes,  or  franchise  taxes  imposed  in lieu of net income  taxes, imposed generally by federal,  state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

                                    (b)  does or  shall  impose  on Agent or any
Lender any other condition or increased cost in connection with the transactions contemplated  hereby  or  participations  herein;  and the  result of any of the foregoing  is to increase the cost to Agent or such Lender of issuing any Lender
Letter of Credit or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder;

then, in any such case,  Borrowers  shall  promptly pay to Agent or such Lender, upon its notice and demand, any additional amounts necessary to compensate Agent or such  Lender,  on an after-tax  basis,  for such  additional  cost or reduced amount  receivable,  as  determined by Agent or such Lender with respect to this
Agreement or the other Loan Documents.  If Agent or any Lender becomes  entitled to claim any additional  amounts pursuant to this subsection,  it shall promptly notify  Borrowing Agent of the event by reason of which Agent or such Lender has become so  entitled  (with any such  Lender  concurrently  notifying  Agent).  A certificate  as to any  additional  amounts  payable  pursuant to the  foregoing sentence  submitted  by Agent or any Lender to  Borrowing  Agent  shall,  absent manifest error, be final, conclusive and binding for all purposes.

                  (C) FOREIGN LENDERS. Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement are exempt from United States withholding tax or are  subject  to  United  States  withholding  tax at a  reduced  rate  under an applicable  statute or tax treaty shall provide to Borrowing Agent and Agent (1)
a properly  completed and executed  Internal Revenue Service Form W-8BEN or Form
W-8ECI or other  applicable  form,  certificate  or document  prescribed  by the
Internal  Revenue Service of the United States of America  certifying as to such
Foreign  Lender's  entitlement  to such exemption or reduced rate of withholding with respect to payments to be made to such Foreign Lender under this Agreement,

                                       39

(a  "Certificate  of  Exemption"),  or (2) a letter from any such Foreign Lender stating  that it is not  entitled  to any  such  exemption  or  reduced  rate of withholding (a "Letter of Non-Exemption"). Prior to becoming a Lender under this
Agreement  and within  fifteen (15) days after a reasonable  written  request of
Borrowing Agent or Agent from time to time thereafter,  each Foreign Lender that becomes a Lender under this  Agreement  shall provide a Certificate of Exemption or a Letter of Non-Exemption to Borrowing Agent and Agent.

                           If a Foreign  Lender is entitled to an exemption with
respect to payments to be made to such Foreign  Lender under this  Agreement (or to a  reduced  rate of  withholding)  and  does not  provide  a  Certificate  of
Exemption to Borrowing  Agent and Agent within the time periods set forth in the preceding  paragraph,  Loan Parties shall  withhold  taxes from payments to such
Foreign  Lender at the  applicable  statutory  rates and no Loan Party  shall be required  to pay  any  additional  amounts  as a  result  of  such  withholding;
provided,  however,  that all such withholding shall cease upon delivery by such
Foreign Lender of a Certificate of Exemption to Borrowing Agent and Agent.

                  (D) MITIGATION.  If any Borrower is required to pay additional amounts to any Lender or the Agent  pursuant  to  SUBSECTION  (A) OR (B) of this
Section,  then such Lender shall use reasonable  efforts  (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to  eliminate  any  such  additional  payment  by  such  Borrower  which  may thereafter  accrue,  if  such  change  in the  judgment  of such  Lender  is not otherwise materially disadvantageous to such Lender.

         2.10.  REQUIRED  TERMINATION AND PREPAYMENT.  If on any date any Lender shall  have  reasonably  determined  (which  determination  shall be  final  and conclusive and binding upon all parties) that the making or  continuation of its
LIBOR Loans has become  unlawful or  impossible  by compliance by such Lender in good faith with any law,  governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply  therewith would be unlawful),  then, and in any such event,  that Lender shall promptly give notice
(by  telephone  confirmed  in  writing)  to  Borrowing  Agent  and Agent of that determination.  Subject  to  prior  withdrawal  of  a  Notice  of  Borrowing  or prepayment of LIBOR Loans as contemplated by subsection  2.12, the obligation of such Lender to make or maintain  its LIBOR Loans during any such period shall be terminated  at the earlier of the  termination  of the  Interest  Period then in effect or when required by law and Borrowers shall no later than the termination of the Interest Period in effect at the time any such determination  pursuant to this  subsection  2.10 is made or, earlier when required by law, repay or prepay
LIBOR Loans together with all interest accrued thereon or convert LIBOR Loans to
Base Rate Loans.

         2.11. OPTIONAL  PREPAYMENT/REPLACEMENT  OF LENDERS. Within fifteen (15)
days after receipt by Borrowing Agent of: (a) written notice and demand from any
Lender  for  payment  of  additional  costs as  provided  in  subsection  2.8 or subsection  2.9, or (b) written  notice of any Lender's  inability to make LIBOR
Loans as provided in subsection 2.10, (any such Lender demanding such payment or having  such  inability  being  referred  to  herein as an  "Affected  Lender"),
Borrowing  Agent may, at its option notify Agent and such Affected Lender of its intention  to take one of the actions set forth herein in  subparagraphs  (A) or
(B) below.

                                       40

                  (A) REPLACEMENT OF AN AFFECTED  LENDER.  Borrowers may obtain, at  Borrowers'  expense,  a  replacement  Lender  ("Replacement  Lender") for an
Affected Lender,  which Replacement  Lender shall be reasonably  satisfactory to
Agent. In the event Borrowers obtain a Replacement Lender that will purchase all outstanding  Obligations owed to such Affected Lender and assume its Commitments hereunder within ninety (90) days following notice of Borrowers' intention to do so, the Affected  Lender shall sell and assign its Loans and Commitments to such
Replacement  Lender  in  accordance  with  the  provisions  of  subsection  9.5;
provided,  however,  Borrowers have (1) reimbursed  such Affected Lender for any administrative  fee  payable  by such  Affected  Lender  to  Agent  pursuant  to subsection 9.5 and, (2) in any case where such replacement  occurs as the result of a  demand  for  payment  of  certain  costs  pursuant  to  subsection  2.8 or subsection  2.9,  paid all  increased  costs for which such  Affected  Lender is entitled to under subsection 2.8 or subsection 2.9 through the date of such sale and assignment; or

                  (B) PREPAYMENT OF AN AFFECTED LENDER.  Borrowers may prepay in full all outstanding  Obligations  owed to an Affected Lender and terminate such
Affected  Lender's  Commitments.   Borrowers  shall,  within  ninety  (90)  days
following  notice of their  intention to do so,  prepay in full all  outstanding
Obligations  owed to such Affected  Lender,  including  such  Affected  Lender's increased costs for which it is entitled to  reimbursement  under this Agreement through  the  date of such  prepayment  and  terminate  such  Affected  Lender's
Commitments.

         2.12.  COMPENSATION.  Borrowers shall promptly compensate Agent for the benefit of Lenders (Agent's  calculation of such amounts shall,  absent manifest error,  be  conclusive  and binding  upon all parties  hereto),  for any losses, expenses and  liabilities  including,  without  limitation,  any loss (including interest paid) sustained by such Lender in connection with the  re-employment of funds: (a) if for any reason (other than a default by any Lender) a borrowing of any  LIBOR  Loan  does not  occur on a date  specified  therefor  in a Notice of
Borrowing or a telephonic  request of borrowing by Borrowing  Agent;  (b) if any prepayment  of any of its LIBOR Loans  occurs on a date that is not the last day of an Interest Period  applicable to that Loan (regardless of the source of such prepayment and whether  voluntary,  by  acceleration  or otherwise);  (c) if any prepayment  of any of its  LIBOR  Loans is not made on any date  specified  in a notice of prepayment  given by Borrowers;  or (d) as a consequence  of any other default by  Borrowers  to repay their LIBOR Loans when  required by the terms of this Agreement; provided, however, during the period while any such amounts have not been  paid,  Agent  may,  in its sole  discretion,  (i) in  accordance  with subsection 2.4(A), elect to honor the automatic request by Borrowing Agent for a
Revolving  Advance for such amount pursuant to subsection 2.1(C) or (ii) reserve an equal  amount from  amounts  otherwise  available  to be  borrowed  under the
Revolving Loan.

         2.13.  BOOKING OF LIBOR LOANS.  Each Lender may make, carry or transfer
LIBOR  Loans at, to, or for the  account  of,  any of its branch  offices or the office of an affiliate of such Lender.

         2.14. ASSUMPTIONS CONCERNING FUNDING OF LIBOR LOANS. Calculation of all
amounts  payable to each Lender  under  subsection  2.12 shall be made as though each Lender had actually  funded its relevant LIBOR Loan through the purchase of a LIBOR  deposit  bearing  interest at LIBOR in an amount equal to the amount of that LIBOR Loan and having maturity  comparable to the relevant  Interest Period

                                       41

and through  the  transfer of such LIBOR  deposit  from an offshore  office to a domestic office in the United States of America; provided,  however, each Lender may fund each of its  LIBOR  Loans in any  manner it sees fit and the  foregoing assumption  shall be utilized only for the  calculation of amounts payable under subsection 2.12.

         2.15.  ENDORSEMENT;  INSURANCE CLAIMS. Each Borrower hereby constitutes and appoints Agent and all Persons  designated by Agent for that purpose as such
Borrower's true and lawful  attorney-in-fact,  with power in the place and stead of such Borrower and in the name of such Borrower (a) to endorse such Borrower's name to any of the items of payment or proceeds  described  in  subsection  4.22 below and all proceeds of Collateral that come into Agent's  possession or under
Agent's  control,  including  without  limitation,  with  respect to any drafts,
Instruments,  Documents  and Chattel  Paper,  and (b) after the  occurrence  and during the  continuance  of an Event of  Default  to  obtain,  adjust and settle insurance  claims,  which are required to be paid to Agent. Each Borrower hereby ratifies  and  approves  all  acts of  Agent  made  or  taken  pursuant  to this subsection  2.15. Both the appointment of Agent as each Borrower's  attorney and
Agent's rights and powers are coupled with an interest and are  irrevocable,  so long  as  any  of  the  Commitments  hereunder  shall  be in  effect  and  until indefeasible payment in full, in cash, of all Obligations and termination of all
Lender Letters of Credit.

SECTION 3     CONDITIONS TO LOANS

         3.1. CLOSING DATE.3.2. The obligations of Agent and each Lender to make
Loans and the  obligation  of Agent or any  Lender to issue  Lender  Letters  of
Credit or cause the issuance of Lender Letters of Credit on the Closing Date are subject to  satisfaction  of all of the terms and conditions set forth below and the accuracy of all the  representations  and  warranties  of Borrowers  and the other Loan Parties set forth herein and in the other Loan Documents:

                  (A) CLOSING DELIVERIES. Agent shall have received, in form and substance  reasonably  satisfactory  to Agent,  all documents,  instruments  and information  identified on the transaction checklist attached hereto as Schedule
3.1(A) and all other agreements,  notes, certificates,  orders,  authorizations, financing statements,  mortgages and other documents which Agent may at any time reasonably request.

                  (B) SECURITY INTERESTS. Agent shall have received satisfactory evidence that all security  interests and liens granted to Agent for the benefit of Agent and Lenders pursuant to this Agreement or the other Loan Documents have been duly  perfected and  constitute  first  priority  liens on the  Collateral, subject only to Permitted Encumbrances.

                  (C) CLOSING  DATE  AVAILABILITY.  After  giving  effect to the consummation of the transactions  contemplated hereunder on the Closing Date and the payment by  Borrowers  of all costs,  fees and  expenses  relating  thereto,
Undrawn  Availability  PLUS the Borrowers  cash on hand,  shall not be less than
$10,000,000.

                  (D)  REPRESENTATIONS  AND WARRANTIES.  The representations and warranties contained herein and in the Loan Documents shall be true, correct and complete in all  material  respects on and as of that  Funding  Date to the same extent as though made on and as of that date,  except for any  representation or warranty  limited by its terms to a specific  date and taking  into  account any

                                       42

amendments to the Schedules or Exhibits as a result of any  disclosures  made by
Loan Parties to Agent after the Closing Date and approved by Agent.

                  (E) FEES. With respect to Loans or Lender Letters of Credit to be made or issued on the Closing Date, Borrowers shall have paid all fees due to
Agent or any Lender and payable on the Closing Date.

                  (F) NO DEFAULT. No event shall have occurred and be continuing or would  result  from  funding  a Loan or  issuing  a Lender  Letter  of Credit requested  by  Borrowing  Agent that would  constitute  an Event of Default or a
Default.

                  (G)  PERFORMANCE  OF  AGREEMENTS.  Each Loan Party  shall have performed in all material  respects all  agreements and satisfied all conditions which any Loan  Document  provides  shall be  performed  by it on or before that
Funding Date.

                  (H) NO PROHIBITION. No order, judgment or decree of any court, arbitrator or  Governmental  Authority shall purport to enjoin or restrain Agent or any Lender from making any Loans or issuing any Lender Letters of Credit.

                  (I) NO  LITIGATION.  There  shall  not be  pending  or, to the knowledge of any Loan Party,  threatened,  any action,  charge,  claim,  demand, suit,  proceeding,  petition,  governmental  investigation  or  arbitration  by, against or affecting any Loan Party or any of its  Subsidiaries  or any property of any Loan  Party or any of its  Subsidiaries  that has not been  disclosed  to
Agent by Loan Parties in writing,  and there shall have occurred no  development
in  any  such  action,  charge,  claim,  demand,  suit,  proceeding,   petition,
governmental  investigation  or arbitration  that, in the reasonable  opinion of
Agent, would reasonably be expected to have a Material Adverse Effect.

                  (J) DELIVERY OF MERGER  DOCUMENTS.  Agent has received or will receive on the Closing Date, complete copies of all Merger Documents  (including all exhibits,  schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments  thereto,  waivers relating thereto and other side letters or agreements  affecting the terms  thereof.  Each of the foregoing  shall be in form and substance  reasonably  satisfactory to Agent and none of such documents and agreements  shall have been amended or  supplemented, nor shall have any of the provisions  thereof have been waived,  except pursuant to a written agreement or instrument which has heretofore been delivered to, and approved  in  writing  by,  Agent.  Each  of  the  conditions  precedent  to the consummation  of the  Merger as set  forth in the  Merger  Documents  (excluding receipt of the Merger  Consideration)  shall have been satisfied in all material respects to the reasonable  satisfaction  of the Agent,  and not waived,  except with the consent of the Agent,  and the  Certificate  of Merger  shall have been filed with, and pre-cleared by, the Secretary of State of Missouri. Shareholders holding at least 66-2/3% of the Equity  Interests of Collins (on a fully diluted basis)  shall have voted in favor of the Merger and not elected to exercise  any appraisal or similar rights.

                  (K) SECOND  LIEN TERM LOAN DEBT.  Agent has  received  or will receive  on the  Closing  Date  complete  copies  of the  Second  Lien Term Loan
Documents (including all exhibits,  schedules and disclosure letters referred to therein or  delivered  pursuant  thereto,  if any) and all  amendments  thereto,

                                       43

waivers  relating  thereto and other side letters or  agreements  affecting  the terms thereof.  All of the foregoing  shall be in form and substance  reasonably satisfactory to Agent and none of such documents and agreements  shall have been amended or  supplemented,  nor shall  have any of the  provisions  thereof  been waived, except pursuant to a written agreement or instrument which as heretofore been  delivered  to,  and  approved  in  writing  by,  Agent.  The  transactions contemplated by the Second Lien Term Loan Documents shall have been  consummated in accordance with the terms thereof including,  without limitation, the receipt by CS  Acquisition  from Second Lien Term Loan Lenders of gross cash proceeds of not less than $45,000,000 and CS Acquisition shall have utilized the full amount of such  gross cash  proceeds  to make  payments  owing in  connection  with the
Transaction  prior to the utilization by CS Acquisition of any proceeds of Loans for such purpose. Second Lien Term Loan Agent shall have entered into the Second
Lien Term Loan Subordination Agreement with Agent.

                  (L) EQUITY CONTRIBUTION. Agent has received or will receive on the  Closing  Date  complete  copies  of the  Equity  Documents  (including  all exhibits,  schedules  and  disclosure  letters  referred to therein or delivered pursuant thereto, if any) and all amendments  thereto,  waivers relating thereto and other side letters or  agreements  affecting the terms  thereof.  All of the foregoing  shall be in form and substance  reasonably  satisfactory to Agent and none of such documents and agreements  shall have been amended or  supplemented, nor shall have any of the provisions  thereof been waived,  except pursuant to a written  agreement or  instrument  which as  heretofore  been  delivered to, and approved in writing  by,  Agent.  The  transactions  contemplated  by the Equity
Documents  shall have been  consummated  in  accordance  with the terms  thereof including,  without  limitation,  the  receipt by CS  Acquisition  of gross cash proceeds of not less than $32,500,000 and CS Acquisition shall have utilized the full amount of such gross cash  proceeds to make  payments  owing in  connection with the Transaction  prior to the utilization by CS Acquisition of any proceeds of Loans for such purpose.

                  (M) COLLATERAL  AUDIT.  Agent shall have received a collateral audit  conducted  by  it or  its  representatives  of  Loan  Parties'  business, operations, financial condition, assets and systems with results satisfactory to
Agent.

                  (N) MANAGEMENT  MEETINGS.  Agent or its representatives  shall have had the opportunity to meet with Loan Parties'  management to discuss their business,  its  business  plan,  any issues  raised by the  collateral  audit or appraisals,  or other  matters  that may arise in  connection  with  Agent's due diligence efforts.

                  (O)  ENVIRONMENTAL  AUDIT AND  ASSESSMENT.  Agent  shall  have received an  environmental  audit report in scope and substance  satisfactory to
Agent prepared by an environmental  engineering firm acceptable to Agent. Agent, in  its  sole  discretion,  shall  be  satisfied  that  there  are  no  existing environmental  liabilities  that  may  have a  Material  Adverse  Effect  on the prospects of any Loan Party.

                  (P)  INSURANCE.  Agent  shall have  received  certificates  of insurance, insurance policies or binders for insurance with respect to each Loan
Party in types and amounts,  under terms and  conditions  satisfactory  to Agent with  appropriate  endorsements  naming  Agent as loss payee  and/or  additional insured, as appropriate.

                                       44

                  (Q)  FINANCIAL  INFORMATION.  Agent and each Lender shall have received an updated  business plan and financial  and other  information,  as it shall reasonably require with respect to each Loan Party, the foregoing to be in form and substance satisfactory to Agent.

                  (R) MATERIAL  ADVERSE  CHANGE.  Since October 31, 2005,  there shall have been no material adverse change in the business,  operations, assets, properties,  liabilities,  profits,  prospects or financial position of the Loan
Parties taken as a whole as determined by the Agent in its sole discretion.

                  (S)  FEDERAL AND  MISSOURI  STATE LAW  COMPLIANCE.  The Merger
Documents  and the  transactions  contemplated  thereby  shall  comply  with all applicable contract and securities laws (including,  without limitation, federal and Missouri state securities and corporate laws and regulations).

                  (T) SOLVENCY. Each Loan Party shall have demonstrated to Agent that after giving effect to the Transactions,  such Loan Party is solvent,  able to meet its  obligations as they mature and has sufficient  capital to enable it to operate its business.

                  (U)  MANAGEMENT  AGREEMENT.  Collins  shall have  entered into management services agreements with (x) AIP (the "AIP Management Agreement") and
(y) BNS, which agreements  shall be in form and substance  satisfactory to Agent in its sole discretion.

                  (V)  STRUCTURE  OF  LOAN   PARTIES.   Each  Loan  Party's  tax
assumptions,  capital,  organization,  ownership  and legal  structure  shall be satisfactory  to Agent and not impair the  ability of Agent to enforce its claim against  the  Collateral  and all  Collateral,  except  as  otherwise  expressly provided  in this  Agreement,  must be freely  pledgeable  as  security  for the
Obligations.

                  (W) FEDERAL  COMPLIANCE.  No Loan Party is  sanctioned  or has received  notice that it is under  investigation  under any  Federal  regulation governing foreign asset control, or any other comparable statute or regulation.

                  (X) INTERCREDITOR AGREEMENTS. Agent shall have entered into an intercreditor  agreement  with  any  holder  of a Lien  in any  chassis  that is
Collateral,  establishing  the  priority of the Lien in such  Collateral  to the satisfaction of Agent and Lenders.

                  (Y) REPAYMENT OF EXISTING  INDEBTEDNESS.  All  Indebtedness of
any Loan Party not expressly  permitted  hereunder shall have been terminated or contemporaneously  paid in full  (other  than  the  Indebtedness  set  forth  on
Schedule 3.1(Y),  which shall be defeased in a manner satisfactory to Agent) and any Liens on the assets of any Loan Party securing such Indebtedness  shall have been  terminated.  Agent shall have  received  evidence,  in form and  substance reasonably  satisfactory  thereto, with respect to all Indebtedness set forth on
Schedule  3.1(Y) that the Loan Parties  have (i) directed the trustee  under the relevant  Indebtedness to deliver an "irrevocable  notice of redemption" to each holder  of such  Indebtedness  in  accordance  with the  terms of the  documents governing such Indebtedness,  stating that such Indebtedness will be redeemed no later than the 30th day  following  the Closing  Date,  (y)  effected a covenant defeasance  and (z)  irrevocably  deposited  cash with the  trustee  under  such
Indebtedness  sufficient  to  effect  the  redemption  of all such  Indebtedness
(including any accrued and unpaid  interest  through the  applicable  redemption date) in accordance with the terms thereof.

                                       45

                  (Z) TRUST  AGREEMENT.  Agent  shall  have  received  the Trust
Agreement, duly executed and delivered by the parties thereto.

                  (AA)  WARRANTY  PLANS.  Collins  shall have  provided  Agent a copies  of its  standard  warranty  plans,  which  plans  shall  be in form  and substance reasonably satisfactory to Agent.

         3.2. EACH FUNDING  DATE.  The  obligations  of Agent and each Lender to make  Loans  and the  obligation  of Agent or any  Lender  to issue or cause the issuance  of any  Lender  Letters  of Credit on each  Funding  Date  (including, without  limitation,  the Closing Date) are subject to  satisfaction  as of such
Funding Date of all of the terms and conditions set forth below and the accuracy of all the  representations  and  warranties  of  Borrowers  and the other  Loan
Parties set forth herein and in the other Loan Documents:

                  (A) REPRESENTATIONS AND WARRANTIES.(B) The representations and warranties contained herein and in the Loan Documents shall be true, correct and complete in all  material  respects on and as of that  Funding  Date to the same extent as though made on and as of that date,  except for any  representation or warranty  limited by its terms to a specific  date and taking  into  account any amendments to the Schedules or Exhibits as a result of any  disclosures  made by
Loan Parties to Agent after the Closing Date and approved by Agent.

                  (B) NO DEFAULT. No event shall have occurred and be continuing or would  result  from  funding  a Loan or  issuing  a Lender  Letter  of Credit requested  by  Borrowing  Agent that would  constitute  an Event of Default or a
Default;  PROVIDED, HOWEVER that Lenders, in their sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any  Advances so made shall not be deemed a waiver of any such Event of
Default or Default.

                  (C) MAXIMUM REVOLVING  ADVANCES.  In the case of any Revolving
Advances  requested  to be made,  after giving  effect  thereto,  the  aggregate
Revolving Advances shall not exceed the Maximum Revolving Loan Amount

                  (D)  MAXIMUM  LETTERS  OF  CREDIT.  In the case of any  Lender
Letters of Credit  requested to be issued,  after  giving  effect  thereto,  the aggregate  Letter of  Credit  Liability  shall not  exceed  the  maximum  amount permitted under subsection 2.1(F).

                  (E)  MAXIMUM  SWINGLINE  LOANS.  In the case of any  Swingline
Loans requested to be made, after giving effect thereto, the aggregate Swingline
Loans shall not exceed the Maximum Swingline Loan Amount.

         Each  request for an Advance by the  Borrowing  Agent  hereunder  shall constitute a representation and warranty by the Borrowers as of the date of such
Advance  that the  conditions  contained  in this  subsection  shall  have  been satisfied.

SECTION 4     REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS

         To induce  Agent and each Lender to enter into the Loan  Documents,  to make and to continue to make Loans and to issue and to continue to issue  Lender
Letters of Credit or risk participations to the banks that issue Bank Letters of

                                       46

Credit,  each Loan Party  represents,  warrants and  covenants to Agent and each
Lender that the following  statements are and will be true, correct and complete on the Closing Date after giving effect to Transaction and, unless  specifically limited,  shall remain so for so long as any of the Commitments  hereunder shall be in effect and until indefeasible payment in full, in cash, of all Obligations and termination of all Lender Letters of Credit:

         4.1. ORGANIZATION, POWERS, CAPITALIZATION.

                  (A)  ORGANIZATION  AND POWERS.  Each of the Loan Parties is an
entity duly organized,  validly  existing and in good standing under the laws of its  jurisdiction of organization and qualified to do business in all states and other jurisdictions where such qualification is required except where failure to be so  qualified  could not  reasonably  be expected to have a Material  Adverse
Effect.  Each of the Loan Parties has all  requisite  power and authority to own and operate  its  properties,  to carry on its  business  as now  conducted  and proposed  to be  conducted  and to enter  into each Loan  Document.  The name of
(within  the  meaning  of  Section  9-503  of  the  UCC)  and   jurisdiction  of
organization  of each Loan  Party is set  forth on  Schedule  4.1(A).  The chief executive  office of each Loan  Party is  located at the  address  indicated  on
Schedule 4.1(A).  Each Loan Party's  organizational  identification  numbers, if any, are identified on Schedule 4.1(A).

                  (B)  CAPITALIZATION.  The authorized  capital stock of each of the Loan  Parties and its  respective  Subsidiaries  is as set forth on Schedule
4.1(B), including all preemptive or other outstanding rights, options, warrants, conversion rights or similar  agreements or  understandings  for the purchase or acquisition  from  any  Loan  Party  of any  shares  of  capital  stock or other securities or equity  interests of any such entity.  All issued and  outstanding shares of capital  stock or other  equity  interests of each of the Loan Parties are duly  authorized and validly  issued,  fully paid,  nonassessable,  free and clear of all Liens  other  than  those (x) in favor of Agent for the  benefit of
Agent and  Lenders  and (y) in favor of Second  Lien  Term Loan  Agent,  for the benefit of Second Lien Term Loan Agent and the Second Lien Term Loan Lenders, so
long as such Liens are  subordinated in a manner  satisfactory to Agent pursuant to the Second  Lien Term Loan  Subordination  Agreement,  and such  shares  were issued in compliance  with all applicable  state and federal laws concerning the issuance of securities. Each Loan Party will promptly notify Agent of any change in its ownership or organizational structure.

         4.2. AUTHORIZATION OF BORROWING,  NO CONFLICT.  Each Loan Party has the
power and authority to incur the Obligations and to grant security  interests in the Collateral. On the Closing Date, the execution,  delivery and performance of the Loan  Documents  by each Loan Party  signatory  thereto  will have been duly authorized by all necessary  corporate and  shareholder  action.  The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party  and the  consummation  of the  transactions  contemplated  by the  Loan
Documents by each Loan Party do not contravene any applicable law, the corporate charter  or bylaws or other  organizational  documents  of any Loan Party or any material agreement or order by which any Loan Party or any Loan Party's property is bound and will not (x) result in or require the creation or imposition of any
Lien of any nature  whatsoever  upon any properties or assets of any Loan Party, other than Permitted  Encumbrances,  or (y) require any approval of the interest holders of any Loan  Party or any  approval  or consent of any Person  under any material  contractual  obligation  of any Loan  Party,  other than  consents  or

                                       47

approvals  that have been  obtained and that are still in force and effect.  The
Loan  Documents are the legally valid and binding  obligations of the applicable
Loan  Parties  respectively,  each  enforceable  against  the Loan  Parties,  as applicable, in accordance with their respective terms.

         4.3.  FINANCIAL  CONDITION.  All financial  statements  concerning Loan
Parties  furnished  by or on  behalf  of Loan  Parties  to Agent  or any  Lender
pursuant  to  this  Agreement  have  been  prepared  in  accordance   with  GAAP
consistently  applied  throughout  the  periods  involved  (except as  disclosed therein) and present fairly the financial  condition of the Loan Parties covered thereby as at the dates  thereof  and the  results of their  operations  for the periods  then ended.  The Pro Forma was  prepared by Loan  Parties  based on the unaudited  balance  sheet  of  Collins  dated  September  30,  2006  as  if  the
Transaction had been consummated. The Projections delivered by Loan Parties will be prepared in light of the past operations of the business of Loan Parties, and such  Projections  will  represent  the good faith  estimate of Loan Parties and their  senior  management,  as  of  the  date  such  Projections  are  delivered concerning  the most  probable  course  of their  business  as of the date  such
Projections are delivered.  The Loan Parties shall not be required to update the
Projections  following their  delivery,  other than any requirement set forth in the Reporting Rider to deliver Projections for a subsequent period.

         4.4.  INDEBTEDNESS  AND  LIABILITIES.  As of the Closing  Date, no Loan
Party has (a) any Indebtedness  except as reflected on the Pro Forma; or (b) any
Liabilities  other  than as  reflected  on the Pro Forma or as  incurred  in the ordinary course of business following the date of the Pro Forma. Borrowing Agent shall promptly deliver copies of all notices given or received by any Loan Party or any of  their  Affiliates  with  respect  to  noncompliance  with any term or condition related to the Second Lien Term Loan Debt or other  Indebtedness,  and shall  promptly  notify  Agent of any  potential or actual Event of Default with respect to the Second Lien Term Loan Debt or other Indebtedness.

         4.5. COLLATERAL WARRANTIES AND COVENANTS.

                  (A) ACCOUNTS  WARRANTIES  AND  COVENANTS.  Except as otherwise disclosed to Agent in writing,  as to each of Loan Party's existing Accounts and each of its hereafter  arising Accounts that: at the time of its creation,  such
Account  is  a  valid,   bona  fide   obligation,   representing  an  undisputed
indebtedness  incurred by the Account Debtor (and any other Person  obligated on such  Account)  for  property  actually  sold  and  delivered  or  for  services completely  rendered;  there  are no  defenses,  setoffs,  offsets,  claims,  or counterclaims,  genuine or otherwise,  against such Account  except as otherwise included in a Loan  Party's  reserves  and  disclosed in writing to Agent on the accounts  receivable  schedules delivered by Loan Parties to Agent; such Account does not  represent a sale to a Subsidiary or an  Affiliate,  or a  consignment, sale or return or a bill and hold  transaction;  the amount  represented by Loan
Parties  to  Agent as owing by each  Account  Debtor  (and by each of the  other
Persons  obligated on such Account) is, or will be, the correct amount  actually and  unconditionally  owing,  to the  knowledge  of any Loan Party no  agreement exists  permitting  any other  deduction or discount  other than  agreements set forth on Schedule 4.5(A);  the applicable Loan Party is the lawful owner of such
Account and has the right to assign the same to Agent,  for the benefit of Agent and Lenders (other than to the extent  assignment of such Account may be limited by the Federal  Assignment  of Claims Act of 1940 as amended (31 U.S.C.  Section
3727 et seq.) or any  applicable  statute  or  municipal  ordinance  of  similar

                                       48

purpose  and  effect);  such  Account is free of all Liens,  other than those in favor of (x) Agent,  on behalf of itself and  Lenders  and (y) Second  Lien Term
Loan Agent,  on behalf of itself and the Second Lien Term Loan Lenders,  so long as such Liens are subordinated in a manner satisfactory to Agent pursuant to the
Second Lien Term Loan Subordination Agreement, and such Account constitutes, the legally valid and binding  obligation of the applicable  Account Debtor (and any other  Person  obligated on such  Account) and is due and payable in  accordance with its terms.

                           Each Loan Party shall, at its own expense:  (i) cause
all invoices  evidencing  such Loan Party's  Accounts and all copies  thereof to bear a notice that such  invoices are payable to the  lockboxes  established  in accordance  with  subsection 4.22 and (ii) use its best efforts to assure prompt payment  of all  amounts  due or to become  due under  Accounts.  No  discounts, credits or  allowances  will be issued,  granted or allowed by any Loan Party to customers and no returns will be accepted without Agent's prior written consent;
provided, however, so long as such discounts, credits, allowances or returns are customarily  issued or accepted in the  ordinary  course of business  and are in amounts  which are not  material  to any Loan  Party,  or until  Agent  notifies
Borrowing Agent to the contrary, each Loan Party may presume consent.  Borrowing
Agent will immediately notify Agent in the event that any Account Debtor (or any other  Person  obligated  on such  Account)  alleges  any  dispute or claim with respect to such  Account or of any other  circumstances  known to any Loan Party that may impair the validity or  collectibility  of any such Account.  Agent, or its designee,  shall have the right, at any time or times  hereafter,  to verify the  validity,  amount or any other  matter  relating to any  Account,  by mail, telephone or in person.  After the  occurrence  and during the  continuance of a
Default or an Event of  Default:  (i) no Loan  Party  shall,  without  the prior consent  of Agent,  adjust,  settle or  compromise  the amount or payment of any
Account,  or release  wholly or partly any Account  Debtor (or any other  Person obligated on such Account),  or allow any credit or discount  thereon,  and (ii)
Agent  shall have the right at any time (A) to  exercise  the rights of any Loan
Party, with respect to the obligation of the Account Debtor (or any other Person obligated on such Account) to make payment or otherwise  render  performance  to the  applicable  Loan Party,  and with respect to any property  that secures the obligations of the Account Debtor or of any such other Person  obligated on such
Account;  and (B) to adjust,  settle or compromise  the amount or payment of any such  Account  or  release  wholly  or partly  any  Account  Debtor  or  obligor thereunder or allow any credit or discount thereon.

                  (B) INVENTORY  WARRANTIES AND  COVENANTS.  Except as otherwise disclosed to Agent in writing, all of each Loan Party's Inventory is of good and merchantable quality, free from any defects that would reasonably be expected to have a Material Adverse Effect,  such Inventory is not subject to any licensing, patent,  trademark,  trade name or  copyright  agreement  with any  Person  that restricts such Loan Party's  ability to  manufacture  and/or sell the Inventory.
The  completion  and  manufacturing  process of such Inventory by a Person other than a Loan Party would be permitted under any contract to which a Loan Party is a party or to which the Inventory is subject. None of any Loan Party's Inventory has been or will be produced in  violation of the Fair Labor  Standards  Act and subject to the so-called "hot goods" provisions contained in Title 29 U.S.C. 215 or in violation of any other law. All  inventory  and products  owned by Persons other than a Loan Party and located on any premises owned,  leased or controlled by a Loan Party,  shall be separately and  conspicuously  identified as such and shall be  segregated  from such  Loan  Party's  own  Inventory  located  at such premises.

                                       49

                  (C) EQUIPMENT  WARRANTIES AND  COVENANTS.  Each Loan Party has
maintained  and shall cause all of its Equipment to be maintained  and preserved in good  working  order,  ordinary  wear and tear  excepted,  and all  necessary replacements  of and  repairs  thereto  shall  be  made so that  the  value  and operating efficiency of the Equipment shall be maintained and preserved. None of any Loan  Party's  Equipment  is  covered  by any  certificate  of title and the applicable  Loan Party shall promptly notify Agent to the extent such Loan Party obtains any  Equipment  covered by any  certificate  of title.  Upon  request of
Agent,  each Loan Party shall promptly deliver to Agent any and all certificates of title,  applications for title or similar evidence of ownership of all of its
Equipment  and  shall  cause  Agent  to be  named  as  lienholder  on  any  such certificate  of title or other  evidence  of  ownership.  Each Loan Party  shall promptly inform Agent of any additions to or deletions from the Equipment and no
Loan Party shall  permit any such items to become  Fixtures to real estate other than real estate  subject to mortgages or deeds of trust in favor of Agent,  for the benefit of itself and Lenders.

                  (D) CHATTEL PAPER WARRANTIES AND COVENANTS.  As of the Closing
Date, no Loan Party holds any Chattel Paper and does not anticipate  holding any
Chattel Paper in the ordinary course of their  business.  To the extent any Loan
Party  holds or  obtains  any  Chattel  Paper,  the  applicable  Loan Party will promptly  (i) deliver to Agent all  Tangible  Chattel  Paper duly  endorsed  and accompanied by duly executed instruments of transfer or assignment,  all in form and  substance  reasonably  satisfactory  to Agent and (ii)  provide  Agent with
Control of all  Electronic  Chattel  Paper,  by having Agent  identified  as the assignee of the Records(s)  pertaining to the single  authoritative copy thereof and otherwise complying with the applicable elements of Control set forth in the
UCC. Borrowing Agent will also deliver to Agent all security agreements securing any Chattel Paper and execute UCC financing  statement  amendments  assigning to
Agent any UCC financing  statements  filed by any Loan Party in connection  with such security  agreements.  Each Loan Party will mark  conspicuously all Chattel
Paper with a legend,  in form and substance  reasonably  satisfactory  to Agent, indicating that such Chattel Paper is subject to the Lien of Agent.

                  (E) INSTRUMENTS WARRANTIES AND COVENANTS. Each Loan Party will deliver  to Agent  all  Instruments  it  holds  or  obtains  duly  endorsed  and accompanied by duly executed instruments of transfer or assignment,  all in form and  substance  reasonably  satisfactory  to Agent.  Each Loan  Party  will also deliver to Agent all security  agreements  securing any  Instruments and execute
UCC  financing  statement  amendments  assigning  to  Agent  any  UCC  financing statements filed by each Loan Party in connection with such security agreements.

                  (F) INVESTMENT  PROPERTY  WARRANTIES AND COVENANTS.  Each Loan
Party will take any and all  actions  necessary  (or  required or  requested  by
Agent), from time to time, to (i) cause Agent to obtain exclusive Control of any
Investment  Property owned by each Loan Party in a manner reasonably  acceptable to Agent and (ii) obtain from any issuers of such  Investment  Property and such other Persons, for the benefit of Agent, written confirmation of Agent's Control over such Investment Property upon terms and conditions reasonably acceptable to
Agent

                  (G) LETTERS OF CREDIT  WARRANTIES AND COVENANTS.  If requested by Agent,  each Loan Party will  deliver  to Agent all  Letters of Credit  under which a Loan  Party is the  beneficiary  or is  otherwise  entitled  to  receive proceeds duly endorsed and accompanied by duly executed  instruments of transfer

                                       50

or assignment,  all in form and substance reasonably satisfactory to Agent. Each
Loan Party will also deliver to Agent all security  agreements securing any such
Letters of Credit and execute UCC financing  statement  amendments  assigning to
Agent any UCC financing  statements  filed by any Loan Party in connection  with such  security  agreements.  Each  Loan  Party  will  take  any and all  actions necessary (or required or requested by Agent), from time to time, to cause Agent to obtain  exclusive  Control of any  Letter-of-Credit  Rights owned by any Loan
Party in a manner acceptable to Agent.

                  (H) GENERAL  INTANGIBLES  WARRANTIES AND COVENANTS.  Each Loan
Party shall use its best efforts to obtain any  consents,  waivers or agreements necessary to enable  Agent to exercise  remedies  hereunder  and under the other
Loan  Documents with respect to any of any Loan Party's rights under any General
Intangibles, including each Loan Party's rights as a licensee of custom designed computer software.

                  (I) INTELLECTUAL PROPERTY WARRANTIES AND COVENANTS.  Each Loan
Party  owns,  is  licensed  to use or  otherwise  has  the  right  to  use,  all
Intellectual  Property  used in or necessary  for the conduct of its business as currently  conducted,  and all  such  Intellectual  Property  is  identified  on
Schedule  4.5(I).  Except  as  set  forth  on  Schedule  4.5(I),  there  are  no restrictions  on any Loan  Party's  right to create a Lien in such  Intellectual
Property nor in Agent's right to perfect and enforce such Lien.  Each Loan Party shall concurrently  herewith deliver to Agent each Copyright Security Agreement,
Patent  Security  Agreement  and  Trademark  Security  Agreement  and all  other documents,  instruments  and other items as may be  necessary  for Agent to file such agreements with the U.S. Copyright Office and the U.S. Patent and Trademark
Office.  The  Copyrights,  Patents  and  Trademarks  listed  on  the  respective schedules to each of the Copyright Security Agreement, Patent Security Agreement
and Trademark Security Agreement  constitute all of the Patents,  Trademarks and government  registered  Copyrights  owned  by any Loan  Party.  If,  before  the
Obligations are  indefeasibly  paid in full, in cash, any Loan Party acquires or becomes  entitled to any new or  additional  Patents,  Trademarks  or  federally registered  Copyrights,  or rights thereto,  such Loan Party shall give to Agent prompt written notice  thereof,  and shall amend the schedules to the respective security  agreements  or enter into new or  additional  security  agreements  to include any such new Patents,  Trademarks or government  registered  Copyrights.
Each Loan  Party  shall:  (a)  prosecute  diligently  any  copyright,  patent or trademark application at any time pending; (b) make application for registration or issuance of all new copyrights,  patents and trademarks as reasonably  deemed appropriate  by such Loan Party;  (c)  preserve  and  maintain all rights in the
Intellectual  Property  material to the  operation  of the  business of the Loan
Parties;  and (d) use its best  efforts  to  obtain  any  consents,  waivers  or agreements  necessary to enable  Agent to exercise its remedies  with respect to the  Intellectual  Property.  No Loan Party shall abandon any material  right to file a  copyright,  patent or  trademark  application  nor shall any Loan  Party abandon any material  pending  copyright,  patent or trademark  application,  or
Copyright,  Patent or Trademark  without the prior written consent of Agent. All government  registered  Intellectual  Property owned by any Loan Party is valid,
subsisting  and   enforceable   and  all  filings   necessary  to  maintain  the
effectiveness of such registrations have been made. The execution,  delivery and performance  of this  Agreement  by any Loan Parties will not violate or cause a default  under any of the  Intellectual  Property or any agreement in connection therewith.

                                       51

                  (J) COMMERCIAL  TORT CLAIMS  WARRANTIES AND COVENANTS.  Except
for matters disclosed on Schedule 2.7(A), no Loan Party owns any Commercial Tort
Claims.  Each Loan  Party  shall  advise  Agent  promptly  upon such Loan  Party becoming aware that it owns any additional  Commercial Tort Claims. With respect to any new Commercial  Tort Claim,  the  applicable  Loan Party will execute and deliver such documents as Agent deems  necessary to create,  perfect and protect
Agent's security interest in such Commercial Tort Claim.

                  (K) DEPOSIT ACCOUNTS;  BANK ACCOUNTS WARRANTIES AND COVENANTS.
Schedule  4.5(K) sets forth the account  numbers  and  locations  of all Deposit
Accounts  or other  bank  accounts  of each  Loan  Party.  No Loan  Party  shall establish any new Deposit Account or other bank accounts,  or amend or terminate any Blocked Account or lockbox agreement without Agent's prior written consent.

                  (L) BAILEES.  Except as disclosed on Schedule 4.5(L),  none of the  Collateral is in the  possession of any  consignee,  bailee,  warehouseman, agent or  processor.  No  Collateral  shall at any time be in the  possession or control of any  warehouse,  bailee or any of Loan Parties'  agents or processors without  Agent's  prior  written  consent  and  unless  Agent,  if Agent  has so requested,  has received  warehouse  receipts or bailee lien waivers  reasonably satisfactory  to Agent prior to the  commencement of such possession or control.
If any  Collateral is at any time in the possession or control of any warehouse, bailee or any of Loan Parties' agents or processors, such Loan Party shall, upon the request of Agent, notify such warehouse,  bailee,  agent or processor of the
Liens in favor of Agent,  for the benefit of Agent and Lenders,  created hereby, shall  instruct  such Person to hold all such  Collateral  for  Agent's  account subject to Agent's instructions,  and shall obtain such Person's acknowledgement that it is holding the Collateral for Agent's benefit.

                  (M) COLLATERAL DESCRIPTION; USE OF COLLATERAL. Each Loan Party
will furnish to Agent, from time to time upon request,  statements and schedules further  identifying,  updating,  and  describing  the Collateral and such other information,  reports  and  evidence  concerning  the  Collateral,  as Agent may reasonably  request,  all in reasonable detail. No Loan Party will use or permit any  Collateral  to be used  unlawfully  or in  violation  of any  provision  of applicable law, or any policy of insurance covering any of the Collateral.

                  (N) COLLATERAL FILING REQUIREMENTS;  COLLATERAL RECORDS.  None
of the  Collateral  is of a type in which Liens may be  registered,  recorded or filed under,  or notice thereof given under,  any federal  statute or regulation except for  Collateral  described  on the  schedules to the  Copyright  Security
Agreement,  the Patent Security Agreement and the Trademark Security  Agreement.
Each Loan Party  shall  promptly  notify  Agent in writing  upon  acquiring  any interest  hereafter  in  Collateral  that  is of a  type  where  a  Lien  may be registered,  recorded of filed under, or notice thereof given under, any federal statute or  regulation.  Each Loan Party shall keep full and accurate  books and records  relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Agent may reasonably  request to indicate  Agent's
Liens in the Collateral, for the benefit of Agent and Lenders.

                  (O) FEDERAL  CLAIMS.  Together  with the  reports  required by subparagraph (5) of the Reporting  Rider,  each Loan Party shall notify Agent of any Collateral  which  constitutes a claim against the United States of America, or any State or  municipal  government  or any  department,  instrumentality  or agency  thereof,  the  assignment  of which claim is  restricted  by law. If the aggregate  amount of  Collateral  which  constitutes  a claim against the United
States of  America,  or any State or  municipal  government  or any  department, instrumentality  or agency thereof,  the assignment of which claim is restricted by law,  exceeds  $7,500,000,  then upon the  request of Agent,  each Loan Party shall take such steps as may be necessary to comply with any applicable  federal assignment of claims laws and other comparable laws.

                                       52

                  (P) AGENT  AUTHORIZED.  Each Loan Party hereby authorizes and, until such time as the Obligations are indefeasibly paid in full, in cash, shall continue  to  authorize  Agent to file  one or more  financing  or  continuation statements, and amendments thereto (or similar documents required by any laws of any  applicable  jurisdiction),  relating  to all or any part of the  Collateral without the  signature of such Loan Party and hereby  specifically  ratifies all such actions previously taken by Agent.

                  (Q)  Invoices.  No Borrower  will use any invoices  other than invoices in the form delivered to Agent prior to the Closing Date without giving
Agent 30 days' prior notice of the  intended use of a different  form of invoice together with a copy of such  different  form.  Upon the request of Agent,  each
Borrower  shall  deliver  to  Agent,  at  such  Borrower's  expense,  copies  of customers'  invoices or the equivalent,  original shipping and delivery receipts or other proof of delivery,  customers' statements,  customer address lists, the
original  copy  of  all  documents,  including  without  limitation,   repayment
histories  and present  status  reports,  relating  to  Accounts  and such other documents and information relating to the Accounts as Agent shall specify.

         4.6. NAMES AND  LOCATIONS.  Schedule 4.6 sets forth (a) all legal names and all other names (including trade names, fictitious names and business names)
under  which any Loan  Party  currently  conducts  business,  or has at any time during the past five years conducted business,  (b) the name of any entity which any Loan Party has  acquired in whole or in part or from whom any Loan Party has acquired a  significant  amount of assets  within the past five  years,  (c) the location of each Loan  Party's  principal  place of  business,  (d) the state or other  jurisdiction of organization for each Loan Party and sets forth each Loan
Party's organizational identification number or specifically designates that one does not exist, (e) the location of each Loan Party's books and records, (f) the location  of all  other  offices  of each  Loan  Party,  and (g) all  Collateral locations  (designating Inventory and Equipment locations and indicating between owned,  leased,  warehouse,  storage,  and processor  locations).  The locations designated  on  Schedule  4.6 are the Loan  Parties'  sole  locations  for their respective  businesses  and the  Collateral.  Each Loan Party will give Agent at least thirty (30) days advance  written  notice of any: (a) change of name or of any new trade name or fictitious  business name of any Loan Party, (b) change of principal place of business of any Loan Party, (c) change in the location of any
Loan Party's books and records or the Collateral,  (d) new location for any Loan
Party's books and records or the Collateral,  or (e) changes in any Loan Party's state or other jurisdiction of organization or its organizational identification number.  No Loan Party  maintains or will maintain any  Collateral at any leased location  set forth on  Schedule  4.7(a-2),  other  than de  minimis  amounts of
Collateral.

         4.7. TITLE TO PROPERTIES;  LIENS. Each Loan Party has good,  sufficient and  legal  title to,  or  interest  in,  all of the  Collateral  (and any other material properties and assets, if any) and will have good, sufficient and legal title of all after-acquired  Collateral (and any other  after-acquired  material properties and assets, if any), in each case, free and clear of all Liens except for the Permitted  Encumbrances.  Agent has a valid,  perfected and,  except for

                                       53

Liens set forth in clauses  (a),  (c),  (d),  (e) and (j) of the  definition  of
Permitted  Encumbrances,  first priority Liens in the  Collateral,  securing the payment of the  Obligations,  and such Liens are  entitled to all of the rights, priorities and benefits  afforded by the UCC or other  applicable law as enacted in any relevant  jurisdiction  which relates to perfected  Liens. The applicable
Loan Party owns good and marketable, indefeasible fee simple title to all of the real estate described on Schedule 4.7(a-1) hereto as owned by it and has a valid leasehold  interest in all of the real  estate  described  on Schedule  4.7(a-2)
hereto  as  leased  by it,  in each  case  free and  clear of all Liens or other encumbrances of any kind,  except as described in Schedule  4.7(a-1) or 4.7(a-2)
as  applicable  and  subject  to  clauses  (a),  (d),  (g),  (h)  and (j) of the definition of Permitted  Encumbrances.  Schedules  4.7(a-1) and 4.7(a-2)  hereto correctly identify as of the Closing Date (x) each parcel of real property owned by each Loan Party,  together in each case with an accurate  street  address and description of the use of such parcel,  (y) each parcel of real property  leased by or to a Loan Party, together in each case with an accurate street address and description  of the use of such  parcel,  and (z) each  other  interest  in real property  owned,  leased or  granted to or held by a Loan  Party.  Except as set forth on Schedules 4.7(a-1) and 4.7(a-2):

                           (i) no  structure  owned or  leased  by a Loan  Party
                  fails to  conform  in any  material  respect  with  applicable ordinances, regulations, zoning laws and restrictive covenants
                  (including  in any such  case  and  without  limitation  those relating to  environmental  protection)  nor  encroaches  upon property of others,  nor is any such real property  encroached upon by  structures  of others in any case in any manner  that would have or could be reasonably  expected to have a Material
                  Adverse  Effect on the  Agent's or  Lenders'  interest  in any material Collateral located on the premises or otherwise would have or would be reasonably  likely to have a Material Adverse
                  Effect;

                           (ii)  no  charges  or  violations  have  been  filed,
                  served,  made or  threatened,  to the  knowledge  of any  Loan
                  Party,  against or relating to any such  property or structure or any of the  operations  conducted  at any such  property or structure,  as a result of any violation or alleged  violation
                  of  any  applicable  ordinances,  requirements,   regulations,
                  zoning laws or  restrictive  covenants  (including in any such case and without  limitation  those relating to  environmental protection) or as a result of any encroachment on the property of others  where the  effect  of same  would  have or could be reasonably  expected to have a Material  Adverse Effect on the
                  Agent's  or  Lenders'  interest  in  any  material  Collateral located on the  premises or  otherwise  would have or would be reasonably likely have a Material Adverse Effect;

                           (iii) other than pursuant to applicable laws,  rules,
                  regulations or ordinances, covenants that run with the land or
                  provisions  in  the   applicable   leases,   there  exists  no
                  restriction  on the use,  transfer or  mortgaging  of any such property, subject to the Title Encumbrances;

                           (iv) the applicable Loan Party has adequate permanent
                  rights of ingress to and egress from any such property used by it for the operations conducted thereon;

                                       54

                           (v)  except  as  expressly  set  forth  in the  lease
                  agreements  to  which  such  property  relates,  there  are no developments  affecting  any of the real property or interests therein  pending  or  threatened  which  might  reasonably  be expected to curtail or interfere in any material  respect with the use of such  property for the purposes for which it is now used; and

                           (vi) No Loan Party has any option in, or any right or
                  obligation to acquire any interest in, any real property;

                  Except  as set  forth in  Schedule  4.7(a-1)  or  4.7(a-2)  as applicable,  the applicable Loan Party owns and has good and marketable title to all the owned  properties and assets  reflected on its most recent balance sheet and valid  leasehold  interests  in the  property it leases  subject to no Liens
(other  than  Liens  described  in clauses  (a),  (d),  (g),  (h) and (j) of the definition of Permitted Encumbrances), and all such leases are in full force and effect and the applicable Loan Party enjoys peaceful and undisturbed  possession under all such leases.

         4.8.  LITIGATION;  ADVERSE  FACTS.  There are no judgments  outstanding against any Loan Party or affecting  any property of any Loan Party nor is there any action,  charge,  claim, demand, suit,  proceeding,  petition,  governmental investigation  or  arbitration  now  pending  or, to the best  knowledge  of any
Responsible  Officer,  threatened  against  or  affecting  any Loan Party or any property  of any Loan Party which  would  reasonably  be expected to result in a
Material  Adverse  Effect.  Promptly  upon  any  Responsible  Officer  obtaining knowledge of (a) the institution of any action, suit,  proceeding,  governmental investigation or arbitration against or affecting any Loan Party or any property of any Loan Party not  previously  disclosed in writing by Loan Parties to Agent or (b) any material  development in any action, suit,  proceeding,  governmental investigation  or arbitration at any time pending  against or affecting any Loan
Party or any  property of any Loan Party which would  reasonably  be expected to have a Material  Adverse  Effect,  the applicable  Loan Party will promptly give notice thereof to Agent in writing and provide such other  information as may be reasonably available to enable Agent and its counsel to evaluate such matter.

         4.9. PAYMENT OF TAXES. All material tax returns and reports of any Loan
Party  required  to be filed  by any of them  have  been  timely  filed  and are complete and accurate in all material respects. All taxes, assessments, fees and other governmental charges which are due and payable by any Loan Party have been paid when  due;  provided  that no such tax need be paid if such  Loan  Party is contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if such Loan Party has established appropriate reserves as shall be required in conformity  with GAAP.  As of the Closing Date,  none of the income tax returns of any Loan Party are under audit and Loan Parties  shall promptly  notify Agent in the event that any of Loan Parties' tax returns become the  subject of an audit.  No tax liens have been filed  against any Loan Party.
The charges, accruals and reserves on the books of each Loan Party in respect of any taxes or other  governmental  charges are in accordance with GAAP. Each Loan
Party has executed IRS Form 8821designating Agent as such Loan Party's appointee to receive directly from the IRS, on an on-going basis, certain tax information, notices and other written  communication and each Loan Party authorizes Agent to file such Form 8821 with the IRS.  Each  Loan  Party's  respective  federal  tax identification number is set forth on Schedule 4.9.

                                       55

         4.10.  PERFORMANCE  OF  AGREEMENTS.  No Loan Party is in default in the performance,  observance or fulfillment of any of the obligations,  covenants or conditions contained in any material contractual  obligation of any such Person, and no condition  exists that, with the giving of notice or the lapse of time or both,  would  constitute  such a default.  Each Loan Party shall promptly notify
Agent  of (a) the  occurrence  of any  default  or  breach  under  any  material contractual  obligation of any Loan Party,  (b) the  termination of any material contractual  obligation of any Loan Party,  or (c) the amendment or modification of any material contractual obligation of any Loan Party. Loan Parties shall not amend or modify  any  material  contractual  obligation  of any Loan  Party in a manner that would  reasonably be expected to be  materially  adverse to Agent or any Lender without Agent's prior written consent.

         4.11. EMPLOYEE BENEFIT PLANS. Each Loan Party, each ERISA Affiliate and
Employee  Benefit  Plan  is in  compliance,  and  will  continue  to  remain  in compliance,  in all material  respects with all applicable  provisions of ERISA, the IRC and all other  applicable laws and the  regulations and  interpretations thereof with respect to all Employee  Benefit Plans.  No material  liability has been incurred or will be incurred by any Loan Party or any ERISA Affiliate which remains unsatisfied for any funding obligation,  taxes or penalties with respect to any Employee  Benefit Plan. Each Loan Party and each ERISA Affiliate has made and shall continue to make all contributions  required to be made by such Person to each Employee  Benefit Plan when due. No Loan Party or ERISA  Affiliate shall establish any new Employee  Benefit Plan or amend any existing  Employee Benefit
Plan  if  the  liability   (contingent  or  otherwise)  or  increased  liability
(contingent or otherwise)  resulting from such  establishment or amendment could be material.

                  No prohibited  transaction  (within the meaning of Section 406 of ERISA or Section 4975 of the IRC) has  occurred  with respect to any Employee
Benefit Plan (other than a  Multiemployer  Plan) subject to Part 4 of Subtitle B of Title I of ERISA  which  could  result in  material  liabilities  to any Loan
Party.

                  No Termination Event has occurred, is planned or is reasonably expected to occur,  and no condition or event currently exists or is expected to occur that could result in any such  Termination  Event.  Except as set forth in
Schedule 4.11, no Employee  Benefit Plan has incurred any  "accumulated  funding deficiency"  (within  the  meaning of Section 302 of ERISA or Section 412 of the
IRC),  whether  or  not  waived.  No  Pension  Benefit  Plan  has  incurred  any
"accumulated  funding deficiency" (within the meaning of Section 302 of ERISA or
Section 412 of the IRC), whether or not waived. The aggregate "projected benefit obligations"  (within the meaning of Statement of Financial Accounting Standards
87) under all Pension  Benefit  Plans  (other than  Multiemployer  Plans) do not exceed the  aggregate  fair market value of the assets of such  Pension  Benefit
Plans by more than $250,000,  in each case as of the latest actuarial  valuation date for such Pension  Benefit Plans  (determined  in  accordance  with the same actuarial  assumptions  and methods as those used by the Pension  Benefit Plans'
actuary in its  valuation of such  Pension  Benefit  Plans as of such  valuation date).  No Loan Party or ERISA  Affiliate has any  contingent  liabilities  with respect to any post-retirement benefits under any employee welfare benefit plan, other than liability for continuation coverage described in Part 6 of Title I of
ERISA or disclosed on Schedule 4.11.

                  No Loan  Party nor any ERISA  Affiliate  has  incurred,  or is reasonably  expected  to incur any  material  withdrawal  liability  (within the meaning  given such term under Part I of Subtitle E of Title IV of ERISA) to any

                                       56

Multiemployer  Plan.  No Loan  Party or any ERISA  Affiliate  has  received  any notification  that  any  Multiemployer  Plan is in  reorganization  or has  been terminated,  partitioned or reorganized within the meaning of Title IV of ERISA, and,  to the best of each  Loan  Party's  knowledge,  no  Multiemployer  Plan is reasonably expected to be in reorganization or to be terminated,  partitioned or reorganized within the meaning of Title IV of ERISA.

         4.12.  BROKER'S FEES. Except as set forth on Schedule 4.12, no broker's or  finder's  fee or  commission  will be  payable  with  respect  to any of the transactions contemplated hereby.

         4.13. ENVIRONMENTAL  COMPLIANCE.  Except as set forth on Schedule 4.13, each Loan Party is and shall continue to remain in material  compliance with all applicable  Environmental  Laws. Except as set forth on Schedule 4.13, there are
no  claims,  liabilities,  Liens,  investigations,   litigation,  administrative
proceedings,  whether pending or threatened,  or judgments or orders relating to any  Hazardous  Materials  asserted  or  threatened  against  any Loan  Party or relating to any real property currently or formerly owned, leased or operated by any Loan Party.

         4.14.  SOLVENCY.  From and after the date of this Agreement,  each Loan
Party:  (a) owns assets the fair  saleable  value of which are greater  than the total amount of its  liabilities  (including  contingent  liabilities);  (b) has capital that is not unreasonably  small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

         4.15.  DISCLOSURE.  No  representation  or  warranty  of any Loan Party contained in this Agreement, the financial statements, the other Loan Documents, or any other document,  certificate or written  statement  furnished to Agent or any  Lender by or on behalf of any such  Person for use in  connection  with the
Loan  Documents  contains any untrue  statement  of a material  fact or omitted, omits  or will  omit to state a  material  fact  necessary  in order to make the
statements   contained  herein  or  therein  not  misleading  in  light  of  the circumstances  in which the same were made.  There is no material  fact known to any Loan Party that has had or could have a Material Adverse Effect and that has not  been  disclosed  herein  or  in  such  other  documents,  certificates  and statements  furnished  to Agent or any  Lender  for use in  connection  with the transactions contemplated hereby.

         4.16.  INSURANCE.  Each Loan  Party  maintains  and shall  continue  to maintain  adequate  insurance  policies and shall provide Agent with evidence of
such  insurance  coverage  for  public  liability,   property  damage,   product
liability, and business interruption with respect to its business and properties and the business and  properties of its  Subsidiaries  against loss or damage of the kinds  customarily  carried or maintained  by  corporations  of  established reputation engaged in similar businesses and in amounts acceptable to Agent. The
Loan  Parties  shall  maintain  and at all times  after the  Closing  Date shall continue to  maintain  an  environmental  insurance  policy with  respect to its properties  reasonably  acceptable  to Agent  in such  amount  as is  reasonably acceptable to Agent, it being agreed that the environmental  insurance policy in effect on the Closing Date is acceptable  to Agent.  Each Loan Party shall cause
Agent at all times to be named as loss payee on all insurance  policies relating to any  Collateral  and shall cause Agent at all times to be named as additional insured  under all  liability  policies  (including,  without  limitation,  with

                                       57

respect  to the  environmental  insurance  policy),  in each  case  pursuant  to appropriate  endorsements in form and substance reasonably satisfactory to Agent and shall collaterally  assign to Agent, for itself and on behalf of Lenders, as security for the payment of the Obligations all business interruption  insurance of each Loan Party. No notice of cancellation  has been received with respect to such policies and each Loan Party is in compliance with all conditions contained in such policies.  Any proceeds received from any policies of insurance relating to any Collateral shall be applied to the Obligations as set forth in subsection
2.4(B)(2).  Each Loan  Party  shall  provide  Agent  evidence  of the  insurance coverage and of the  assignments  and  endorsements  required by this  Agreement immediately  upon request by Agent and upon renewal of any existing  policy.  If any Loan  Party  elects to  change  insurance  carriers,  policies  or  coverage amounts,  such Loan Party shall notify Agent and provide  Agent with evidence of the updated insurance coverage and of the assignments and endorsements  required by this  Agreement.  In the event any Loan  Party  fails to  provide  Agent with evidence of the insurance coverage required by this Agreement, Agent may, but is not required to, purchase  insurance at Loan Parties' expense to protect Agent's and the Lender's interests in the Collateral.  This insurance may, but need not, protect Loan Parties' interests. The coverage purchased by Agent may not pay any claim made by any Loan Party or any claim that is made against any Loan Party in connection  with the  Collateral.  Loan Parties may later  cancel any  insurance purchased by Agent,  but only after providing Agent with evidence that each Loan
Party has obtained  insurance as required by this Agreement.  If Agent purchases insurance for the Collateral,  each Loan Party will be responsible for the costs of that insurance, including interest thereon and other charges imposed on Agent in connection  with the placement of the insurance,  until the effective date of the cancellation or expiration of the insurance,  and such costs may be added to the  Obligations.  The  costs  of the  insurance  may be more  than  the cost of insurance Borrower is able to obtain on its own.

         4.17.  COMPLIANCE WITH LAWS;  GOVERNMENT  AUTHORIZATIONS;  CONSENTS. No
Loan Party is in  violation  of any law,  ordinance,  rule,  regulation,  order, policy,  guideline or other requirement of (a) any Governmental Authority in all jurisdictions  in  which  any  Loan  Party is now  doing  business,  and (b) any government  authority otherwise having jurisdiction over the conduct of any Loan
Party  or any of  its  respective  businesses,  or the  ownership  of any of its respective  properties,  which violation would subject any Loan Party, or any of their  respective  officers to  criminal  liability  or have a Material  Adverse
Effect and no such violation has been alleged.  Each Loan Party will comply with the requirements of all applicable laws, ordinances, rules, regulations, orders, policies,  guidelines or other requirements of (a) any Governmental Authority as now in effect and which may be imposed  in the  future in all  jurisdictions  in which any Loan Party is now doing  business or may hereafter be doing  business, and (b) any government  authority otherwise having jurisdiction over the conduct of any Loan Party or any of its respective  businesses,  or the ownership of any of its respective properties,  except to the extent the noncompliance with which would not have a Material Adverse Effect.  No  authorization,  approval or other action by, and no notice to or filing with, any domestic or foreign Governmental
Authority or regulatory  body or consent of any other Person is required for (a)
the grant by each Loan Party of the Liens granted  hereby or for the  execution, delivery or  performance  of this  Agreement or the other Loan Documents by each
Loan Party;  (b) the  perfection of the Liens granted hereby and pursuant to any other  Loan  Documents  (except  for filing UCC  financing  statements  with the appropriate  jurisdiction  and filing any Patent Security  Agreement,  Trademark
Security  Agreement and Copyright  Security  Agreement  with the U.S.  Copyright

                                       58

Office and the U.S.  Patent and Trademark  Office,  as  applicable);  or (c) the exercise by Agent of its rights and remedies  hereunder (except as may have been taken by or at the direction of a Loan Party or Agent).

         4.18.  EMPLOYEE  MATTERS.  Except as set forth on Schedule 4.18, (a) no
Loan Party nor any of such Loan Party's  employees is subject to any  collective bargaining  agreement,  (b) no petition for  certification  or union election is pending  with  respect  to the  employees  of any  Loan  Party  and no  union or collective  bargaining unit has sought such  certification  or recognition  with respect  to the  employees  of any Loan  Party  and (c)  there  are no  strikes, slowdowns,  work stoppages or controversies pending or, to the best knowledge of any Responsible Officer after due inquiry, threatened between any Loan Party and its respective employees, other than employee grievances arising in the ordinary course  of  business,  which  would  reasonably  be  expected  to  have,  either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 4.18, no Loan Party is subject to an employment contract.

         4.19. GOVERNMENTAL  REGULATION.  None of the Loan Parties is subject to regulation  under the Public  Utility  Holding  Company Act of 1935, the Federal
Power  Act or the  Investment  Company  Act of 1940 or to any  federal  or state statute or regulation  limiting its ability to incur  indebtedness  for borrowed money.

         4.20. ACCESS TO ACCOUNTANTS AND MANAGEMENT.  Each Loan Party authorizes
Agent and Lenders to discuss the financial condition and financial statements of each Loan Party with Loan Parties'  Accountants  upon reasonable  notice to Loan
Parties of its intention to do so, and authorizes  Loan Parties'  Accountants to respond to all of Agent's inquiries. Agent and each Lender may, with the consent of Agent,  which will not be  unreasonably  denied,  confer at reasonable  times during normal  business  hours with Loan  Parties'  senior  management  directly regarding Loan Parties' business, operations and financial condition.

         4.21. INSPECTION. Each Loan Party shall permit Agent and any authorized representatives  designated by Agent to visit and inspect any of the  properties of any Loan Party,  including  their financial and accounting  records,  and, in conjunction  with such  inspection,  to make copies and take extracts  therefrom
(all to be subject to subsection 12.18), and to discuss their affairs,  finances and business  with their  officers and any Loan  Parties'  Accountants,  at such reasonable  times during normal business hours and as often as may be reasonably requested.  Each  Lender  may with  the  consent  of  Agent,  which  will not be unreasonably denied, accompany Agent on any such visit or inspection.

         4.22.  COLLECTION  OF  ACCOUNTS  AND  PAYMENTS.  Each Loan Party  shall establish lockboxes and blocked accounts  (collectively,  "Blocked Accounts") in such Loan Party's name with such banks ("Collecting Banks") as are acceptable to
Agent  (subject to irrevocable  instructions  acceptable to Agent as hereinafter set forth) to which all Account Debtors or other payment obligors shall directly remit all  payments on each Loan  Party's  Accounts and in which each Loan Party will  immediately  deposit all payments  made for  Inventory  or other  payments constituting proceeds of Collateral received by such Loan Party in the identical form in which such payment was made,  whether by cash or check.  The  Collecting
Banks shall acknowledge and agree, in a manner reasonably  satisfactory to Agent and with the written  consent of the applicable Loan Party that (a) all payments made to the Blocked  Accounts are the sole and exclusive  property of Agent, for

                                       59

its benefit and for the benefit of  Lenders,  (b) the  Collecting  Banks have no right to setoff against the Blocked Accounts,  (c) the Collecting Banks will not take any Lien in the Blocked Accounts, (d) the Collecting Banks will comply with instructions  originated  by Agent  directing  disposition  of the  funds in the
Blocked  Accounts without the further consent of any Loan Party and (e) all such payments  received will be promptly  transferred to Agent's  Account.  Each Loan
Party hereby agrees that all payments made to such Blocked Accounts or otherwise received by Agent and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive  property of Agent,  for the benefit of  itself  and  Lenders.  Each  Loan  Party  shall  irrevocably  instruct  each
Collecting  Bank to promptly  transfer  all  payments or deposits to the Blocked
Accounts into Agent's  Account.  If any Loan Party,  or any of their  respective
Affiliates, employees, agents or any other Persons acting for or in concert with such Loan Party, shall receive any monies,  checks,  notes,  drafts or any other payments  relating  to and/or  proceeds  of any Loan  Party's  Accounts or other
Collateral,  such Loan Party or such Person shall hold such  instrument or funds in trust for Agent, and, immediately upon receipt thereof,  shall remit the same or cause the same to be remitted,  in kind, to the Blocked  Accounts or to Agent at its address set forth in subsection 10.3 below.

         4.23.  PAYMENT OF TAXES BY AGENT.  If any of the Collateral  includes a charge for any tax payable to any  governmental  tax authority,  Agent is hereby authorized  (but in no event  obligated)  in its  discretion  to pay the  amount thereof to the proper taxing  authority for the account of any Loan Party and to charge the Loan Party's  account  therefore.  The  Borrowing  Agent shall notify
Agent if any Collateral include any tax due to any such taxing authority and, in the  absence of such  notice,  the Agent shall have the right to retain the full proceeds  of such  Collateral  and shall not be liable for any taxes that may be due from any Loan Party by reason of the sale of any of the Collateral.

         4.24. AMENDMENT OF SCHEDULE.  Each Loan Party may amend any one or more of the  Schedules  referred in this Section 4 (subject to prior notice to Agent, as applicable) and any  representation,  warranty,  or covenant contained herein which  refers  to any such  Schedule  shall  from and after the date of any such amendment  refer to such Schedule as so amended;  provided  however,  that in no event shall the amendment of any such Schedule  constitute a waiver by Agent and
Lenders of any  Default  or Event of Default  that  exists  notwithstanding  the amendment of such Schedule.

SECTION 5     REPORTING AND OTHER AFFIRMATIVE COVENANTS

         Each  Loan  Party  covenants  and  agrees  that,  so long as any of the
Commitments  hereunder shall be in effect and until payment in full, in cash, of all Obligations and termination of all Lender Letters of Credit, each Loan Party shall  perform,  and  shall  cause  each of its  Subsidiaries  to  perform,  all covenants in this Section 5.

         5.1. FINANCIAL STATEMENTS AND OTHER REPORTS.  Loan Parties will deliver to Agent and each Lender (unless  specified to be delivered solely to Agent) the financial statements and other reports contained in the Reporting Rider attached hereto.

         5.2. MAINTENANCE OF PROPERTIES.  Each Loan Party will maintain or cause to be  maintained  in good  repair,  working  order and  condition  all material properties  used in the business of each Loan Party and will make or cause to be made all appropriate repairs, renewals and replacements thereof.

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         5.3.  FURTHER  ASSURANCES.  Each Loan Party  shall,  from time to time, execute  such  guaranties,  financing  or  continuation  statements,  documents, security  agreements,  reports  and other  documents  or  deliver  to Agent such instruments,  certificates  of  title,  mortgages,  deeds  of  trust,  or  other documents as Agent at any time may  reasonably  request to evidence,  perfect or otherwise implement the guaranties and security for repayment of the Obligations provided for in the Loan Documents.

         5.4. MORTGAGES; TITLE INSURANCE; SURVEYS.

                  (A) TITLE  INSURANCE.  On the Closing  Date (or within  thirty
(30)  days  following  delivery  of any  Mortgage  with  respect  to  Additional
Mortgaged  Property),  Loan  Parties  shall  deliver or cause to be delivered to
Agent ALTA lender's title insurance policies issued by title insurers reasonably satisfactory  to Agent (the  "Mortgage  Policies")  in form and substance and in amounts  reasonably  satisfactory to Agent assuring Agent that the Mortgages are valid and enforceable first priority mortgage liens on the respective  Mortgaged
Property or  Additional  Mortgaged  Property,  free and clear of all defects and encumbrances  except Permitted  Encumbrances.  The Mortgage Policies shall be in form and  substance  reasonably  satisfactory  to Agent  and  shall  include  an endorsement insuring against the effect of future advances under this Agreement, for mechanics' liens and for any other matter that Agent may reasonably request.
In the case of each  leasehold  constituting  Mortgaged  Property or  Additional
Mortgaged  Property,  Agent shall have received such estoppel letters,  consents and waivers from the landlords and  non-disturbance  agreements from any holders of mortgages or deeds of trust on such real estate as may have been requested by
Agent, which letters shall be in form and substance  reasonably  satisfactory to
Agent.

                  (B)  ADDITIONAL  MORTGAGED  PROPERTY.  Loan  Parties  shall as promptly  as  possible  (and in any event  within  thirty  (30) days  after such designation)  deliver to Agent a fully executed Mortgage,  in form and substance reasonably  satisfactory  to Agent  together with title  insurance  policies and surveys on any Additional Mortgaged Property designated by Agent.

                  (C) SURVEYS.  On or before the Closing Date (or within  thirty
(30)  days  following  delivery  of any  Mortgage  with  respect  to  Additional
Mortgaged  Property),  Loan  Parties  shall  deliver or cause to be delivered to
Agent current surveys,  certified by a licensed surveyor,  for all real property that is the subject of the  Mortgage  Policies  including  Additional  Mortgaged
Property  for which a  Mortgage  Policy is  issued.  All such  surveys  shall be sufficient to allow the issuer of the mortgage  policy to issue an ALTA lender's policy.

                  (D) ADDITIONAL REAL PROPERTY DELIVERIES. Each Loan Party shall furnish to Agent for the benefit of the  Lenders,  on or before the Closing Date
(or within thirty (30) days  following  delivery of any Mortgage with respect to
Additional Mortgaged Property),  at the expense of the Loan Parties, in addition to the  items  set  forth  in  Section  5.4(A),(B)  and (C) or under  any  other provision  hereof,  (i) such  other  certificates  and  documents  as Agent  may reasonably  request and which are customary in financing of this type, (ii) with respect to any real property to be subject to a Mortgage,  appraisals  for owned real  property as shall be requested by Agent,  and (iii) flood  insurance  with

                                       61

respect to any real  property  subject to any  Mortgage to the extent such flood insurance can be obtained by the Loan Parties on commercially  reasonable terms;
provided,  however,  that, at the cost and expense of the Loan Parties, the Loan
Parties  shall in any event  maintain  and  shall  furnish  to the  Agent  flood insurance  with  respect to any real  property  subject to any  Mortgage  to the extent  flood  insurance  with  respect to such real  property is required to be maintained  by  applicable  law (whether  such law is  applicable to any Lender, including,  without  limitation,  by reason of such Mortgage,  any Loan Party or otherwise).  This  Section  5.4 shall  not be deemed to allow any Loan  Party to acquire any property if otherwise prohibited by this Agreement.

         5.5.  USE OF  PROCEEDS  AND MARGIN  SECURITY.  Borrowers  shall use the proceeds of all Loans for proper business purposes (as described in the recitals to this Agreement)  consistent  with all applicable  laws,  statutes,  rules and regulations.  No  portion  of the  proceeds  of any  Loan  shall be used for the purpose of purchasing or carrying  margin stock within the meaning of Regulation
U, or in any manner that might cause the  borrowing or the  application  of such proceeds to violate  Regulation T or Regulation X or any other regulation of the
Board of Governors of the Federal Reserve System or to violate the Exchange Act.

         5.6. MAINTENANCE OF PROPERTIES. The Loan Parties shall, and shall cause their respective  Subsidiaries to, maintain and preserve all of their respective properties (excluding Equipment which is subject to Section 4.5(C) hereof) which are necessary or useful in the proper  conduct of their business in good working order and  condition,  ordinary wear,  tear,  and casualty  excepted and make or cause to be made all  appropriate  repairs,  renewals and  replacements  thereof
(except where the failure to do so would not reasonably be expected to result in a Material Adverse  Effect),  and comply at all times with the provisions of all material  leases to which it is a party as lessee,  so as to prevent any loss or forfeiture thereof or thereunder. Each Loan Party will maintain and preserve its existence, rights, privileges, permits, licenses,  authorizations and approvals, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the  properties  owned or leased by such Loan Party or in which the transaction of its business makes such qualification necessary.

         5.7.  GMAC CF FEE LETTER.  The Loan Parties agree that on and after the
Closing Date, all Loan Parties shall be a party to, bound by and obligated under the GMAC CF Fee Letter.

         5.8.  ADDITIONAL  COLLATERAL.  The Loan Parties  acknowledge that it is their intention to provide the Agent with a Lien on all the property of the Loan
Parties  (personal,  real and mixed),  whether now owned or  hereafter  acquired
(other  than as  agreed  to in  writing  by the  Agent),  subject  only to Liens permitted  hereunder.  Loan Parties shall from time to time promptly  notify the
Agent of the acquisition by any Loan Party of any material property in which the
Agent does not then hold a perfected Lien (other than as agreed to in writing by the Agent),  or the creation or existence of any such property,  and such person shall,  upon request by the Agent,  promptly execute and deliver to the Agent or cause to be executed  and  delivered to the Agent  pledge  agreements,  security agreements,  mortgages or other like  agreements  with respect to such property, together with such other  documents,  certificates,  opinions of counsel and the like as the Agent shall reasonably request in connection therewith,  in form and substance satisfactory to the Agent, such that the Agent shall receive valid and perfected  first priority Liens (subject to the Permitted  Encumbrances)  on all

                                       62

such property  (including property which, on the Closing Date, is not subject to a Lien in favor of the  Agent).  In  addition,  in the event that any Loan Party
acquires  or  owns  any  material  trademarks,   copyrights,  patents  or  other
intellectual  property,  the Loan  Parties  shall  notify the Agent  promptly in writing and shall  execute,  or cause the execution of a security  agreement and
other  documents  with  respect   thereto  in  form  and  substance   reasonably
satisfactory to the Agent.

SECTION 6     FINANCIAL COVENANTS

         Loan Parties  covenant and agree that so long as any of the Commitments remain in  effect  and  until  indefeasible  payment  in full,  in cash,  of all
Obligations and termination of all Lender Letters of Credit,  Loan Parties shall comply  with  and  shall  cause  each of its  Subsidiaries  to  comply  with all covenants contained in the Financial Covenant Rider.

SECTION 7     NEGATIVE COVENANTS

         Each  Loan  Party  covenants  and  agrees  that  so  long as any of the
Commitments remain in effect and until indefeasible payment in full, in cash, of all Obligations and termination of all Lender Letters of Credit, each Loan Party shall not and will not permit any of its Subsidiaries to:

         7.1.  INDEBTEDNESS  AND  LIABILITIES.  Directly or  indirectly  create, incur,  assume,  guaranty,  or otherwise become or remain directly or indirectly liable, on a fixed or contingent basis, with respect to any Indebtedness except:
(a) the Obligations;  (b)  intercompany  Indebtedness  among the Borrowers;  (c)
intercompany  Indebtedness  of one or more  Guarantors to one or more Borrowers, not to exceed $2,000,000 outstanding at any time in the aggregate; provided that such  Indebtedness is subordinated in right of payment to the  Obligations;  (d)
Indebtedness  (excluding  Capital  Leases)  not  to  exceed  $1,000,000  in  the aggregate at any time outstanding, either unsecured or secured by purchase money
Liens  permitted by Section 7.3; (e)  Indebtedness  under Capital  Leases not to exceed  $5,000,000  outstanding at any time in the aggregate;  (f)  Indebtedness pursuant  to the Second  Lien Term Loan  Documents,  not to exceed an  aggregate principal  amount of  $45,000,000  less any  payments  of  principal  in respect thereof  (to the extent  permitted  by the Second  Lien Term Loan  Subordination
Agreement) and (g)  Indebtedness  existing on the Closing Date and identified on
Schedule 7.1. No Loan Party will, incur any Liabilities  except for Indebtedness permitted  herein and trade payables and normal  accruals in the ordinary course of business  not yet due and payable or with  respect to which any Loan Party is contesting  in  good  faith  the  amount  or  validity  thereof  by  appropriate proceedings  and then only to the extent  that such Loan  Party has  established adequate reserves therefor under GAAP.

         7.2. GUARANTIES.  Except (i) as provided under the Loan Documents, (ii)
for  guarantees  of the Second  Lien Term Loan Debt  pursuant to the Second Lien
Term Loan  Documents  (to the  extent  permitted  by the  Second  Lien Term Loan
Subordination Agreement),  and (iii) for endorsements of instruments or items of payment for  collection in the ordinary  course of business,  no Loan Party will guaranty,  endorse,  or  otherwise in any way become or be  responsible  for any obligations of any other Person,  whether directly or indirectly by agreement to purchase the  indebtedness of any other Person or through the purchase of goods, supplies or services,  or maintenance of working  capital or other balance sheet covenants or  conditions,  or by way of stock  purchase,  capital  contribution,

                                       63

advance or loan for the purpose of paying or  discharging  any  indebtedness  or obligation of such other Person or otherwise.

         7.3. TRANSFERS, LIENS AND RELATED MATTERS.

                  (A) TRANSFERS. Sell, assign (by operation of law or otherwise)
or  otherwise  dispose  of,  or grant  any  option  with  respect  to any of the
Collateral,  except that each Loan Party may (1) in the  ordinary  course of its business, sell Inventory to a Buyer in Ordinary Course of Business and license a
General  Intangible to a Licensee in Ordinary  Course of Business;  and (2) make
Asset  Dispositions  of equipment  and real  property,  if all of the  following conditions are met: (a) the market value of assets sold or otherwise disposed of in any  single  transaction  or series of related  transactions  does not exceed
$2,000,000,  the aggregate market value of assets sold or otherwise  disposed of in any Fiscal Year does not exceed  $3,000,000 and the aggregate market value of assets sold or  otherwise  disposed  of after the  Closing  Date does not exceed
$6,000,000;  (b) the consideration received is at least equal to the fair market value of such assets; (c) the sole  consideration  received is cash; (d) the net proceeds of such Asset  Disposition  are applied as required by subsection  2.4;
(e) after giving effect to the sale or other  disposition of the assets included within the Asset  Disposition  and the  repayment  of the  Obligations  with the proceeds  thereof,  Loan Parties on a consolidated  basis are in compliance on a pro forma basis with the  covenants set forth in the  Financial  Covenant  Rider recomputed for the most recently ended month for which  information is available and is in  compliance  with all other  terms and  conditions  contained  in this
Agreement;  and (f) no Default  or Event of  Default  shall then exist or result from  such  sale  or  other  disposition.  Notwithstanding  the  foregoing,  the
Transaction shall be permitted.

                  (B) LIENS.  Except for  Permitted  Encumbrances,  directly  or indirectly create,  incur, assume or permit to exist any Lien on or with respect to any of the Collateral or any proceeds, income or profits therefrom.

                  (C) NO NEGATIVE  PLEDGES.  Enter into or assume any  agreement
(other than (i) the Loan  Documents or (ii) the Second Lien Term Loan  Documents
(to the  extent not in  violation  of the  Second  Lien Term Loan  Subordination
Agreement))  prohibiting  the  creation  or  assumption  of any  Lien  upon  its properties or assets, whether now owned or hereafter acquired.

                  (D)  NO  RESTRICTIONS  ON  SUBSIDIARY  DISTRIBUTIONS  TO  LOAN
PARTIES.  Except as  provided  (i) herein and (ii) in the Second  Lien Term Loan
Documents  (to  the  extent  not in  violation  of the  Second  Lien  Term  Loan
Subordination  Agreement),  directly or indirectly  create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other  distribution  on any of such  Subsidiary's  capital stock owned by a Loan
Party; (2) pay any indebtedness  owed to a Loan Party or any other Subsidiary of a Loan Party; (3) make loans or advances to a Loan Party or any other Subsidiary of a Loan Party;  or (4)  transfer any of its property or assets to a Loan Party or any other Subsidiary of a Loan Party.

         7.4.  INVESTMENTS AND LOANS.  Make or permit to exist investments in or loans to any other Person,  except:  (a) cash in aggregate  amount not to exceed
$1,000,000  held in  Deposit  Accounts  maintained  in the  ordinary  course  of business,  so long as such  Deposit  Accounts  are subject to a deposit  account

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control agreement unless otherwise agreed to by Agent; (b) loans and advances to employees for moving,  entertainment,  travel and other similar  expenses in the ordinary course of business in an aggregate  outstanding amount not in excess of
$500,000  at  any  time,  and  (c)  as   contemplated  in  connection  with  the
Transaction.

         7.5. RESTRICTED JUNIOR PAYMENTS. Directly or indirectly declare, order, pay, make or set apart any sum for any Restricted  Junior  Payment,  except that
(a) Loan  Parties may make  Restricted  Junior  Payments  with  respect to their common  stock  to the  extent  necessary  to  permit  Loan  Parties  to pay  the
Obligations/or  the Second Lien Term Loan Debt (to the extent  Loan  Parties are permitted to make such  payments  with respect to the Second Lien Term Loan Debt under the Second  Lien Term Loan  Subordination  Agreement)  and to permit  Loan
Parties to pay expenses  incurred in the ordinary  course of business,  (b) Loan
Parties  may  make  payments  of any  sponsor  management  fees  not  to  exceed
$1,500,000 in the aggregate in any fiscal year,  with (i) $1,000,000  payable to
AIP annually and (ii) $500,000  payable to BNS annually,  but only to the extent no Default or Event of Default is then existing or would be created thereby, (c)
Loan Parties may make  payments of up to $250,000 in the  aggregate per annum to
AIP and BNS, in respect of out of pocket  expenses;  (d) Holdings may repurchase its Equity Interests from directors,  executive officers,  members of management or  employees  of  Holdings  and its  Subsidiaries  upon the death,  disability, retirement or  termination of such  directors,  executive  officers,  members of management  or  employees,  so long as no  Default  or Event of  Default is then existing or would be created  thereby and the aggregate  amount of cash expended by Holdings  does not exceed  $500,000 in any fiscal year of Holdings;  (e) Loan
Parties may make payments required under the Tax Sharing Agreement (as in effect on the Closing  Date);  (f) Loan Parties may pay the fees payable on the Closing
Date to AIP and Steel Partners II, L.P., which have previously been disclosed in writing to Agent;  (g) Loan  Parties may make  payments of Merger  Consideration after the Closing  Date with amounts  released  from the Closing Date Reserve or amounts  received from the Disbursing  Agent and applied to the Revolving  Loans pursuant to subsection 2.4(B)(6) to the extent that such amounts shall have been reserved for immediately prior to such payment pursuant to subsection 2.4(B)(6),
PROVIDED  that  notwithstanding  the  foregoing,  after the  release of any such reserve under subsection 2.4(B)(6), Loan Parties may still make such payments of
Merger  Consideration,  so long as (i) no  Default  or Event of  Default is then existing or would be created thereby and (ii) either,  (x) the aggregate  amount of all such payments do not exceed $750,000,  or (y) to the extent the aggregate amount of all such payments exceed  $750,000,  solely with respect to the amount of such payments in excess of $750,000 in the aggregate,  after giving effect to any such payment Borrowers have at least $7,500,000 of Undrawn Availability; and
(h) Loan  Parties  may make up to  $2,000,000  in the  aggregate  of payments in connection with or relating to the repurchase, cancellation or extinguishment of the Equity Interests of Collins that existed prior to the Merger,  so long as no
Default or Event of Default is then  existing  or would be created  thereby  and after giving effect to any such payment  Borrowers  have at least  $7,500,000 of
Undrawn Availability.

         7.6. RESTRICTION ON FUNDAMENTAL CHANGES. (a) Enter into any transaction of merger or consolidation  (other than the Merger);  (b) liquidate,  wind-up or dissolve itself (or suffer any liquidation or  dissolution);  (c) convey,  sell, lease,  sublease,  transfer or  otherwise  dispose of, in one  transaction  or a series of  transactions,  all or any substantial part of its business or assets, or the capital stock of any of its Subsidiaries,  whether now owned or hereafter acquired PROVIDED,  HOWEVER,  the Guarantors (other than Holdings) may (i) merge with and into  each  other  and/or  into  Borrowers,  so long as the  applicable

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Borrower is the surviving  entity,  or (ii) convey all or  substantially  all of their assets to each other or to any entity wholly owned,  in the aggregate,  by the Loan Parties, or (iii) liquidate, wind-up or dissolve, so long as any assets of such Guarantor are transferred to another Loan Party,  provided that, in each case of the foregoing instances,  the Loan Parties shall give the Agent at least
30 days  notice  thereof  prior to any such  merger,  conveyance  of  assets  or liquidation,  wind-up or dissolution and,  provided  further,  immediately after such merger, conveyance,  liquidation,  wind-up or dissolution, the Loan Parties would not, as a result of such  transaction,  breach any other  obligation under any  Loan  Documents;  or  (d)  acquire  by  purchase  or  otherwise  all or any substantial  part of the  business  or assets  of, or stock or other  beneficial ownership of, any Person.

         7.7.  CHANGES  RELATING TO SECOND LIEN TERM LOAN DEBT.  Change or amend the terms of the Second Lien Term Loan  Documents if such change or amendment is not permitted under the Second Lien Term Loan Subordination Agreement.

         7.8. TRANSACTIONS WITH AFFILIATES.  Directly or indirectly,  enter into or permit to exist any transaction (including the purchase,  sale or exchange of property  or the  rendering  of any  service)  with  any  Affiliate  or with any officer,  director or employee of any Loan Party, except for transactions in the ordinary course of any Loan Party's  business and upon fair and reasonable terms which are fully  disclosed to Agent and Lenders and which are no less  favorable to Loan Parties than it would  obtain in a comparable  arm's length  transaction with an unaffiliated Person.

         7.9.  CONDUCT OF BUSINESS.  From and after the Closing Date,  engage in any business other than businesses of the type engaged in by Loan Parties on the
Closing Date.

         7.10.  TAX  CONSOLIDATIONS.  File  or  consent  to  the  filing  of any consolidated income tax return with any Person other than the other Loan Parties or BNS;  provided that in the event any Loan Party files a  consolidated  return with any such  Person  (including  BNS),  such Loan  Party's  contribution  with respect to taxes as a result of the filing of such consolidated return shall not be greater,  nor the receipt of tax benefits less, than they would have been had such Loan Party not filed a consolidated return with such Person.

         7.11.  SUBSIDIARIES.  Other than the Subsidiaries set forth on Schedule
7.11 and except as  contemplated to occur on or prior to the Closing Date by the
terms  of  the  Merger   Documents,   establish,   create  or  acquire  any  new
Subsidiaries.

         7.12. FISCAL YEAR; TAX DESIGNATION. Change its Fiscal Year; or elect to be designated as an entity other than a C corporation as defined in IRC.

         7.13. PRESS RELEASE;  PUBLIC OFFERING  MATERIALS.  Disclose the name of
Agent or any Lender in any press release or in any  prospectus,  proxy statement or other  materials  filed with any  governmental  entity  relating  to a public offering  of the  capital  stock of any Loan Party  except as may be required by law.

         7.14.  BANK ACCOUNTS.  Establish any new bank  accounts,  or attempt to amend or terminate  any Blocked  Account or lockbox  agreement  without  Agent's prior written consent.

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         7.15.  IRS FORM 8821.  Revoke IRS Form 8821  designating  Agent as Loan
Parties'  appointee  to receive  directly  from the IRS, on an  on-going  basis, certain tax information, notices and other written communication or fail to take actions  necessary to renew such Form 8821 prior to its  expiration for all time periods prior to the Termination Date.

SECTION 8     DEFAULT, RIGHTS AND REMEDIES

           8.1.  EVENT OF DEFAULT.  "Event of Default" shall mean the occurrence or  existence  of any  one or more  of the  following  (for  each  subsection  a different  grace or cure period may be specified,  if no grace or cure period is specified,  such  occurrence  or existence  constitutes  an  immediate  Event of
Default):

                  (A) PAYMENT. Failure to make payment of any of the Obligations when due; or

                  (B) DEFAULT IN OTHER AGREEMENTS. (1) Failure of any Loan Party
to pay when due any  principal  or interest on the Second Lien Term Loan Debt or any other Indebtedness  (other than the Obligations) or (2) breach or default of any Loan Party with respect to the Second Lien Term Loan  Documents or any other
Indebtedness  (other than the Obligations) and such failure continues beyond any applicable grace period;  if such failure to pay, breach or default entitles the holder to cause  such  Indebtedness  having an  individual  principal  amount in excess of $250,000 or having an aggregate principal amount in excess of $500,000 to become or be declared due prior to its stated maturity,  or (3) breach of any of the provisions of the Merger Documents; or

                  (C) BREACH OF CERTAIN PROVISIONS. Failure of any Loan Party to
perform or comply with any term or condition contained in subparagraphs (1), (2)
and (3) of the Reporting Rider and subsections  5.3, 5.4 or 5.5, or contained in
Section 4, Section 6, Section 7 or the Financial Covenants Rider; or

                  (D)  BREACH  OF  WARRANTY.   Any   representation,   warranty,
certification  or other statement made by any Loan Party in any Loan Document or in any  statement  or  certificate  at any time given by such  Person in writing pursuant  or in  connection  with any  Loan  Document  is false in any  material respect on the date made; or

                  (E)  OTHER  DEFAULTS  UNDER  LOAN  DOCUMENTS.  Any Loan  Party
defaults in the  performance  of or compliance  with any term  contained in this
Agreement  other than  those  otherwise  set forth in this  subsection  8.1,  or defaults in the  performance  of or  compliance  with any term  contained in the other Loan  Documents and such default is not remedied or waived within  fifteen
(15) days after notice from Agent, or Requisite  Lenders,  to Borrowing Agent of such default; or

                  (F) CHANGE IN CONTROL. (1) the consummation of any transaction
(including any merger or consolidation) the result of which is that any "person"
or "group" (as such terms are defined for purposes of the Securities Act), other than Steel  Partners  II, L.P. or one of its  Affiliates  of which Steel owns at least 20% of the  Equity  Interests  of each class of Equity  Interests  of such
Affiliate,  becomes  the owner,  directly or  indirectly,  of 35% or more of the issued  and  outstanding  Equity  Interests  of BNS;  (2)  Steel  ceases  to (i)
beneficially own and control, directly or indirectly, at least 20% of the Equity
Interests of each class of Equity  Interests of BNS entitled  (without regard to

                                       67

the  occurrence of any  contingency)  to vote for the election of the members of the board of directors of BNS or (ii) have at least two  representatives  on the board of directors of BNS; (3) BNS ceases to (i)  beneficially  own and control, directly  or  indirectly,  at least 80% of the  issued  and  outstanding  Equity
Interests of each class of Equity Interests of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of the members of the board of directors of Holdings or (ii) have the right to elect or appoint at least four of the five members of the board of directors of Holdings; (4) AIP/CH ceases to beneficially own and control,  directly or indirectly, at least 15% of the issued and outstanding Equity Interests of each class of Equity Interests of
Holdings  entitled (without regard to the occurrence of any contingency) to vote for the  election  of the members of the board of  directors  of  Holdings;  (5)
Holdings  ceases to own 100% of the Equity  Interests  of  Collins;  (6) Collins
ceases to own 100% of the  Equity  Interests  of any of its  direct or  indirect
Subsidiaries or (7) any "Change of Control" occurs under, and as defined in, the
Second Lien Term Loan Documents; or

                  (G) INVOLUNTARY BANKRUPTCY;  APPOINTMENT OF RECEIVER, ETC. (1)
A court enters a decree or order for relief with respect to any Loan Party in an involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or  hereafter  in effect,  which  decree or order is not stayed or other similar relief is not granted under any applicable  federal or state law; or (2)
the  continuance  of any of the  following  events  for sixty  (60) days  unless dismissed,  bonded or discharged:  (a) an involuntary case is commenced  against any Loan Party, under any applicable bankruptcy, insolvency or other similar law now or  hereafter  in  effect;  or  (b) a  receiver,  liquidator,  sequestrator, trustee, custodian or other fiduciary having similar powers over any Loan Party, or over all or a substantial part of their respective property, is appointed; or

                  (H) VOLUNTARY  BANKRUPTCY;  APPOINTMENT OF RECEIVER,  ETC. (1)
Any Loan Party  commences  a  voluntary  case under any  applicable  bankruptcy, insolvency or other  similar law now or hereafter in effect,  or consents to the entry of an order for relief in an  involuntary  case or to the conversion of an involuntary  case to a  voluntary  case  under any such law or  consents  to the appointment of or taking  possession by a receiver,  trustee or other  custodian for all or a substantial  part of its property;  or (2) any Loan Party makes any assignment  for the benefit of  creditors;  or (3) the board of directors of any
Loan Party adopts any resolution or otherwise  authorizes  action to approve any of the actions referred to in this subsection 8.1(H); or

                  (I) LIENS.  Any lien,  levy or assessment is filed or recorded with  respect  to or  otherwise  imposed  upon all or any  material  part of the
Collateral  or the  assets  of  any  Loan  Party  by the  United  States  or any department or instrumentality  thereof or by any state, county,  municipality or other  governmental  agency (other than Permitted  Encumbrances)  and such lien, levy or assessment is not stayed,  vacated,  paid or discharged  within ten (10)
days; or

                  (J) JUDGMENT,  ATTACHMENTS AND LITIGATION. Any money judgment, writ or warrant of attachment, or similar process involving (1) an amount in any individual  case in excess of $500,000 or (2) an amount in the  aggregate at any time in excess of $1,000,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed
against  any  Loan  Party  or  any  of  their  respective   assets  and  remains
undischarged,  unvacated, unbonded or unstayed for a period of thirty (30) days, but in any event not later than five (5) days prior to the date of any  proposed sale thereunder;  or an event occurs or circumstance  arises with respect to any

                                       68

litigation  involving  the Loan  Parties  which  could have a  Material  Adverse
Effect; or

                  (K)  DISSOLUTION.  Any  order,  judgment  or decree is entered against any Loan Party  decreeing the dissolution or split up of such Loan Party and such order remains undischarged or unstayed for a period in excess of twenty
(20)  days,  but in any event not later  than five (5) days prior to the date of any proposed dissolution or split up; or

                  (L)  SOLVENCY.  Any  Loan  Party  ceases  to  be  solvent  (as represented  by such Loan Party in  subsection  4.14) or admits in  writing  its present or prospective inability to pay its debts as they become due; or

                  (M) INJUNCTION.  Any Loan Party is enjoined,  restrained or in any way prevented by the order of any court or any  administrative or regulatory agency from  conducting  all or any material part of its business and such order continues for thirty (30) days or more; or

                  (N)  INVALIDITY OF LOAN  DOCUMENTS.  Any of the Loan Documents
for any  reason,  other than a partial or full  release in  accordance  with the terms  thereof,  ceases to be in full force and effect or is declared to be null and void, or any Loan Party denies that it has any further  liability  under any
Loan Documents to which it is party, or gives notice to such effect; or

                  (O)  FAILURE  OF  SECURITY.  Agent,  on behalf  of itself  and
Lenders,  does not have or ceases to have a valid and perfected  first  priority security interest in the Collateral (subject, as to priority, to Liens described in clauses (b), (c) and/or (e) of the definition of Permitted Encumbrances),  in each case,  for any reason other than the failure of Agent or any Lender to take any action within its control; or

                  (P) DAMAGE, STRIKE, CASUALTY. Any material damage to, or loss, theft or destruction of, any Collateral,  whether or not insured, or any strike, lockout, labor dispute,  embargo,  condemnation,  act of God or public enemy, or other casualty which causes,  for more than fifteen (15) consecutive days beyond the coverage  period of any  applicable  business  interruption  insurance,  the cessation or  substantial  curtailment  of revenue  producing  activities at any facility  of  Borrower  or  any  of  its  Subsidiaries  if  any  such  event  or circumstance would reasonably be expected to have a Material Adverse Effect; or

                  (Q) LICENSES AND PERMITS.  The loss,  suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party, if such loss,  suspension,  revocation or failure to renew would reasonably be expected to have a Material Adverse Effect; or

                  (R)  FORFEITURE.  There is filed  against  any Loan  Party any civil  or  criminal  action,  suit or  proceeding  under  any  federal  or state racketeering  statute (including,  without limitation,  the Racketeer Influenced and Corrupt  Organization Act of 1970), which action,  suit or proceeding (1) is not dismissed  within one hundred twenty (120) days; and (2) would reasonably be expected to result in the  confiscation or forfeiture of any material portion of the Collateral; or

                  (S) MERGER.  Any of the Merger  Documents ceases to be in full force and effect or is declared  null and void or the Merger is not  consummated on the Closing Date; or

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                  (T) AIP MANAGEMENT  AGREEMENT/SHAREHOLDER'S  AGREEMENT. Either
the AIP Management Agreement or the Shareholder's Agreement ceases to be in full force and effect or is declared  null and void or any material  provision of the
AIP Management  Agreement or the Shareholder's  Agreement is amended without the prior written consent of Agent; or

                  (U) SECOND LIEN TERM LOAN SUBORDINATION  AGREEMENT. Any breach or  violation  by a Loan  Party  of the  Second  Lien  Term  Loan  Subordination
Agreement,  or if a court of competent jurisdiction issues an order finding that any material provision of any of the foregoing agreement is invalid,  illegal or unenforceable.

         8.2.  SUSPENSION OF COMMITMENTS.  Upon the occurrence of any Default or
Event of Default,  notwithstanding  any grace period or right to cure, Agent may or upon demand by Requisite Lenders shall, without notice or demand, immediately cease making additional Loans and the Commitments  shall be suspended;  provided that, in the case of a Default,  if the subject  condition or event is waived or cured within any  applicable  grace or cure  period,  the  Commitments  shall be reinstated.

         8.3.  ACCELERATION.  Upon  the  occurrence  of  any  Event  of  Default described in the foregoing  subsections  8.1(G) or 8.1(H), all Obligations shall automatically become immediately due and payable,  without presentment,  demand, protest or other  requirements  of any kind,  all of which are hereby  expressly waived by each Loan Party, and the Commitments shall thereupon  terminate.  Upon the occurrence and during the  continuance of any other Event of Default,  Agent may, and upon demand by Requisite  Lenders shall, by written notice to Borrowing
Agent,  (a) declare all or any  portion of the  Obligations  to be, and the same shall forthwith  become,  immediately due and payable and the Commitments  shall thereupon  terminate and (b) demand that Loan Parties  immediately  deposit with
Agent an amount equal to one hundred five percent (105%) of the Letter of Credit
Reserve and deposit the prepayment of fees payable under subsection  2.3(B) with respect to such Lender  Letters of Credit for the full  remaining  terms of such
Lender Letters of Credit;  provided,  however,  if any of such Lender Letters of
Credit are terminated,  the unearned portion of such prepaid fee attributable to such Lender Letter of Credit shall be refunded to Borrowers.

         8.4.  REMEDIES.  If any Event of  Default  shall have  occurred  and be continuing, in addition to and not in limitation of any other rights or remedies available  to Agent and Lenders at law or in equity,  Agent may,  and shall upon the request of  Requisite  Lenders,  exercise in respect of the  Collateral,  in addition  to all other  rights and  remedies  provided  for herein or  otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and may also
(a) require Loan Parties to, and each Loan Party hereby  agrees that it will, at its expense and upon  request of Agent  forthwith,  assemble  all or part of the
Collateral  as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties; (b) withdraw all cash in the  Blocked  Accounts  and  apply  such  monies in  payment  of the
Obligations in the manner  provided in subsection 8.7; and (c) without notice or demand or legal  process,  enter  upon any  premises  of any Loan Party and take possession of the Collateral.  Each Loan Party agrees that, to the extent notice of sale of the Collateral or any part thereof shall be required by law, at least ten (10) days  notice  to  Borrowing  Agent of the time and place of any  public disposition or the time after which any private  disposition (which notice shall include any other  information  required by law) is to be made shall  constitute

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reasonable notification. At any disposition of the Collateral (whether public or private), if permitted by law, Agent or any Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease,  or licensing of the Collateral or any portion thereof for the account of
Agent or such Lender.  Agent shall not be obligated to make any  disposition  of
Collateral  regardless  of notice of  disposition  having been given.  Each Loan
Party shall remain  liable for any  deficiency.  Agent may adjourn any public or private  disposition  from  time to time by  announcement  at the time and place fixed therefor, and such disposition may, without further notice, be made at the time and place to which it was so adjourned.  Agent is not obligated to make any representations  or  warranties  in  connection  with  any  disposition  of  the
Collateral.  To the extent permitted by law, each Loan Party hereby specifically waives all rights of  redemption,  stay or  appraisal,  which it has or may have under any law now existing or hereafter, enacted. Agent shall not be required to proceed  against any Collateral but may proceed against one or more Loan Parties directly.

         8.5.   APPOINTMENT   OF   ATTORNEY-IN-FACT.   Each  Loan  Party  hereby
constitutes and appoints Agent as such Loan Party's  attorney-in-fact  with full authority in the place and stead of such Loan Party and in the name of such Loan
Party,  Agent or  otherwise,  from time to time in Agent's  discretion  while an
Event of Default is continuing to take any action and to execute any  instrument that Agent may deem  necessary or advisable to  accomplish  the purposes of this
Agreement,  including: (a) to ask, demand, collect, sue for, recover,  compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the  Collateral;  (b) to enforce the  obligations of any
Account  Debtor or other  Person  obligated  on the  Collateral  and enforce the rights of any Loan Party with  respect to such  obligations  and to any property that  secures  such  obligations;  (c) to file any  claims or take any action or institute  any  proceedings  that Agent may deem  necessary or desirable for the collection of or to preserve the value of any of the  Collateral or otherwise to enforce the rights of Agent and Lenders with  respect to any of the  Collateral;
(d) to pay or  discharge  taxes or Liens  levied  or placed  upon or  threatened against  the  Collateral,  the  legality  or  validity  thereof  and the amounts necessary  to  discharge  the  same  to be  determined  by  Agent  in  its  sole discretion,  and such  payments  made by Agent to  become  Obligations,  due and payable  immediately  without  demand;  (e) to sign and  endorse  any  invoices, freight  or express  bills,  bills of lading,  storage  or  warehouse  receipts, assignments,  verifications  and notices in connection  with  Accounts,  Chattel
Paper or General Intangibles and other Documents relating to the Collateral; and
(f)  generally  to take any act  required of any Loan Party  under  Section 4 or
Section 5 of this Agreement,  and to sell, transfer,  pledge, make any agreement with  respect  to or  otherwise  deal  with any of the  Collateral  as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Loan Parties' expense,  at any time or from time to time,  all acts and things that Agent deems  necessary  to protect,  preserve or realize upon the  Collateral.  Each Loan Party hereby  ratifies and approves all acts of Agent made or taken pursuant to this  subsection 8.5. The appointment of
Agent as each Loan Party's  attorney  and Agent's  rights and powers are coupled with  an  interest  and  are  irrevocable,  so  long  as any of the  Commitments hereunder shall be in effect and until indefeasible payment in full, in cash, of all Obligations and termination of all Lender Letters of Credit.

         8.6.   LIMITATION  ON  DUTY  OF  AGENT  AND  LENDERS  WITH  RESPECT  TO
COLLATERAL. Beyond the safe custody thereof, Agent and each Lender shall have no duty with respect to any  Collateral in its  possession (or in the possession of any agent or bailee) or with respect to any income  thereon or the  preservation

                                       71

of rights against prior parties or any other rights  pertaining  thereto.  Agent
shall  be  deemed  to  have  exercised   reasonable  care  in  the  custody  and
preservation  of the  Collateral in its possession if the Collateral is accorded treatment  substantially  equal to that which Agent  accords  its own  property.
Neither  Agent nor any  Lender  shall be liable or  responsible  for any loss or damage to any of the Collateral,  or for any diminution in the value thereof, by reason of the act or  omission of any  warehouse,  carrier,  forwarding  agency, consignee,  broker or other agent or bailee selected by Loan Parties or selected by Agent in good faith.

         8.7. APPLICATION OF PROCEEDS.  Notwithstanding anything to the contrary contained in this  Agreement,  upon the occurrence and during the continuance of an Event of Default,  (a) each Loan Party irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by  Agent  from or on  behalf  of any  Loan  Party,  and  Agent  shall  have the continuing  and  exclusive  right to apply and to reapply  any and all  payments received at any time or times after the occurrence and during the continuance of an Event of Default  against  the  Obligations  in such manner as Agent may deem advisable  notwithstanding  any  previous  application  by Agent  and (b) in the absence of a specific  determination by Agent with respect thereto, the proceeds of any sale of, or other  realization  upon,  all or any part of the  Collateral shall be applied: first, to all fees, costs and expenses incurred by or owing to
Agent and then any  Lender  with  respect  to this  Agreement,  the  other  Loan
Documents  or the  Collateral;  second,  to accrued  and unpaid  interest on the
Obligations  (including  any  interest  which  but  for  the  provisions  of any bankruptcy or insolvency law would have accrued on such amounts);  third, to the principal  amounts of the  Obligations  outstanding  in a manner as Agent  shall determine in its sole discretion;  and fourth,  to any other  Obligations of any
Loan Party owing to Agent or any Lender  under the Loan  Documents.  Any balance remaining  shall be delivered to Borrowing  Agent or to whomever may be lawfully entitled to receive  such balance or as a court of  competent  jurisdiction  may direct.

         8.8. LICENSE OF INTELLECTUAL PROPERTY.  Each Loan Party hereby assigns, transfers and conveys to Agent, for the benefit of Agent and Lenders,  effective upon the occurrence of any Event of Default hereunder,  the non-exclusive  right and  license to use all  Intellectual  Property  owned or used by any Loan Party together with any goodwill associated therewith,  all to the extent necessary to enable Agent to realize on the  Collateral  and any successor or assign to enjoy the  benefits  of the  Collateral.  This right and  license  shall  inure to the benefit of all successors,  assigns and transferees of Agent and its successors, assigns and  transferees,  whether by  voluntary  conveyance,  operation of law, assignment,  transfer,  foreclosure,  deed in lieu of  foreclosure or otherwise.
Such right and license is granted  free of charge and,  except to the extent the failure to obtain such consent would result in a Material  Adverse Effect,  does not require the consent of any other Person.

         8.9. WAIVERS;  NON-EXCLUSIVE  REMEDIES. No failure on the part of Agent or any Lender to exercise,  and no delay in exercising  and no course of dealing with  respect to, any right  under this  Agreement  or the other Loan  Documents shall operate as a waiver thereof;  nor shall any single or partial  exercise by
Agent or any Lender of any right under this Agreement or any other Loan Document preclude  any other or further  exercise  thereof or the  exercise  of any other right.  The rights in this Agreement and the other Loan Documents are cumulative and shall in no way limit any other remedies provided by law.

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SECTION 9     AGENT

         9.1. AGENT.

                  (A)  APPOINTMENT.  Each Lender hereto and,  upon  obtaining an interest  in any Loan,  any  participant,  transferee  or other  assignee of any
Lender irrevocably appoints,  designates and authorizes GMAC CF as Agent to take such  actions or refrain  from taking such action as its agent on its behalf and to exercise  such powers  hereunder  and under the other Loan  Documents  as are delegated  by the terms  hereof and  thereof,  together  with such powers as are reasonably  incidental  thereto.  Neither  the Agent  nor any of its  directors, officers,  employees  or agents  shall be liable  for any  action so taken.  The provisions  of this  subsection  9.1 are  solely  for the  benefit  of Agent and
Lenders and no Loan Party shall have any rights as a third party  beneficiary of any of the provisions  hereof. In performing its functions and duties under this
Agreement  and the other  Loan  Documents,  Agent  shall act  solely as agent of
Lenders  and does not  assume  and  shall  not be  deemed  to have  assumed  any obligation toward or relationship of agency or trust with or for any Borrower or any other Loan Party.  Agent may perform any of its duties  hereunder,  or under the Loan Documents, by or through its agents or employees.

                  (B) NATURE OF DUTIES. Agent shall have no duties,  obligations or responsibilities except those expressly set forth in this Agreement or in the
Loan Documents.  The duties of Agent shall be mechanical and  administrative  in nature.  Agent shall not have by reason of this Agreement a fiduciary,  trust or agency  relationship with or in respect of any Lender, any Borrower or any other
Loan Party.  Nothing in this Agreement or any of the Loan Documents,  express or implied,  is  intended  to or  shall be  construed  to  impose  upon  Agent  any obligations in respect of this Agreement or any of the Loan Documents  except as expressly set forth herein or therein.  Each Lender shall make its own appraisal of the credit worthiness of each Loan Party, and shall have independently  taken whatever  steps it considers  necessary to evaluate the financial  condition and affairs of Loan Parties, and Agent shall have no duty or responsibility,  either initially  or on a  continuing  basis,  to provide any Lender with any credit or other  information  with  respect  thereto  (other  than as  expressly  required herein),  whether coming into its  possession  before the Closing Date or at any time or times thereafter.  If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action  hereunder,  then Agent shall send notice thereof to each Lender.  Agent shall promptly notify each Lender any time that the  Requisite  Lenders have  instructed  Agent to act or refrain from acting pursuant hereto.

                  (C) RIGHTS,  EXCULPATION,  ETC.  Neither  Agent nor any of its
officers,  directors,  employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection  herewith or  therewith,  except that Agent shall be liable to the extent of its own gross  negligence  or willful  misconduct  as  determined by a court of competent jurisdiction. Agent shall not be liable for any apportionment or  distribution  of  payments  made  by  it in  good  faith  and  if  any  such apportionment  or distribution  is subsequently  determined to have been made in error,  the sole  recourse  of any Lender to whom  payment was due but not made, shall be to recover  from other  Lenders  any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such  erroneous  payments  received by them).  Neither
Agent  nor any of its  agents or  representatives  shall be  responsible  to any
Lender for any recitals, statements, representations or warranties herein or for

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the   execution,    effectiveness,    genuineness,   validity,   enforceability,
collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions  contemplated  thereby,  or for the financial  condition of any
Loan Party.  Agent shall not be required to make any inquiry  concerning  either the  performance or observance of any of the terms,  provisions or conditions of this  Agreement or any of the Loan  Documents or the financial  condition of any
Loan Party,  or the  existence or possible  existence of any Default or Event of
Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals  which by the terms of this  Agreement or of any of the
Loan Documents  Agent is permitted or required to take or to grant,  and if such instructions  are  promptly  requested,  Agent shall be  absolutely  entitled to refrain  from taking any action or to  withhold  any  approval  and shall not be under any liability  whatsoever to any Person for refraining  from any action or withholding  any approval  under any of the Loan  Documents  until it shall have received such  instructions  from Requisite Lenders or all or such other portion of the Lenders as shall be prescribed by this  Agreement.  Without  limiting the foregoing,  no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining  from acting under this  Agreement or any of the other Loan  Documents in accordance  with the  instructions  of Requisite
Lenders in the absence of an express  requirement  for a greater  percentage  of
Lender approval hereunder for such action.

                  (D) RELIANCE. Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any other Loan Document, or any instrument,  document or communication furnished pursuant hereto or in connection herewith.  Agent shall be entitled to rely, and shall  be  fully  protected  in  relying,  upon  any  written  or oral  notices, statements,  certificates, orders or other documents or any telephone message or other communication  (including any writing, fax, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been  signed,  sent or made by the proper  Person,  and with respect to all matters  pertaining to this
Agreement or any of the Loan  Documents and its duties  hereunder or thereunder.
Agent shall be entitled  to rely upon the advice of legal  counsel,  independent accountants, and other experts selected by Agent in its sole discretion.

                  (E)  INDEMNIFICATION.  Lenders will  reimburse  and  indemnify
Agent for and against any and all  liabilities,  obligations,  losses,  damages, penalties,  actions,  judgments,  suits,  costs,  expenses  (including,  without limitation,  reasonable attorneys' fees and expenses), advances or disbursements of any kind or  nature  whatsoever  which may be  imposed  on,  incurred  by, or asserted  against Agent in any way relating to or arising out of this  Agreement or any of the Loan  Documents or any action taken or omitted by Agent under this
Agreement or any of the Loan Documents,  in proportion to each Lender's Pro Rata
Share,  but  only  to the  extent  that  any of the  foregoing  is not  promptly reimbursed by Loan Parties; provided, however, no Lender shall be liable for any portion of such liabilities,  obligations,  losses, damages, penalties, actions, judgments,  suits,  costs,  expenses,  advances or disbursements  resulting from
Agent's  gross  negligence  or  willful  misconduct  as  determined  by a  final non-appealable judgment by a court of competent  jurisdiction.  If any indemnity furnished  to  Agent  for  any  purpose  shall,  in the  opinion  of  Agent,  be insufficient  or become  impaired,  Agent may call for additional  indemnity and cease, or not commence,  to do the acts indemnified against, even if so directed by Lenders or Requisite Lenders,  until such additional  indemnity is furnished.
The  obligations  of Lenders  under this  subsection  9.1(E)  shall  survive the payment in full of the Obligations and the termination of this Agreement.

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                  (F) GMAC CF INDIVIDUALLY.  With respect to its Commitments and the Loans made by it,  GMAC CF shall have and may  exercise  the same rights and powers  hereunder and is subject to the same  obligations and liabilities as and to the extent set forth  herein for any other  Lender.  The terms  "Lenders"  or
"Requisite  Lenders"  or any similar  terms  shall,  unless the context  clearly otherwise  indicates,  include GMAC CF in its individual capacity as a Lender or one of the  Requisite  Lenders.  GMAC CF, either  directly or through  strategic affiliations, may lend money to, acquire equity or other ownership interests in, provide advisory services to and generally engage in any kind of banking,  trust or other business with any Loan Party as if it were not acting as Agent pursuant hereto and without any duty to account  therefor  to  Lenders.  GMAC CF,  either
directly  or  through  strategic   affiliations,   may  accept  fees  and  other
consideration from any Loan Party for services in connection with this Agreement or  otherwise  without  having to account for the same to  Lenders.  Each Lender acknowledges  that GMAC CF may purchase certain equity interests in certain Loan
Parties and each Lender (x)  consents  thereto and (y) waives any actual  and/or potential  conflict of interest or other claims with respect to GMAC CF as Agent and as a Lender and as a holder of an equity interest in certain Loan Parties.

                  (G) SUCCESSOR AGENT.

                           (1)   RESIGNATION.   Agent   may   resign   from  the
performance  of all its agency  functions  and duties  hereunder  at any time by giving at least thirty (30)  Business  Days' prior  written  notice to Borrowing
Agent and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment as provided below.

                           (2) APPOINTMENT OF SUCCESSOR. Upon any such notice of
resignation  pursuant to subsection  9.1(G)(1)  above,  Requisite  Lenders shall appoint a successor Agent which,  unless an Event of Default has occurred and is continuing, shall be reasonably acceptable to Loan Parties. If a successor Agent shall not have been so  appointed  within said thirty (30)  Business Day period, the  retiring  Agent,  upon  notice to  Borrowing  Agent,  shall then  appoint a successor  Agent who shall serve as Agent until such time,  if any, as Requisite
Lenders appoint a successor Agent as provided above.

                           (3)  SUCCESSOR  AGENT.  Upon  the  acceptance  of any
appointment  as Agent  under  the Loan  Documents  by a  successor  Agent,  such successor  Agent  shall  thereupon  succeed  to and become  vested  with all the rights,  powers,  privileges and duties of the retiring Agent,  and the retiring
Agent  shall be  discharged  from its  duties  and  obligations  under  the Loan
Documents.  After any retiring  Agent's  resignation as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions  taken or omitted to be taken by it while it was Agent.

                  (H) COLLATERAL MATTERS.

                           (1) RELEASE OF COLLATERAL. Lenders hereby irrevocably
authorize  Agent,  at its option  and in its  discretion,  to  release  any Lien granted  to or held by Agent upon any  Collateral  (a) upon  termination  of the
Commitments and upon payment and  satisfaction  of all  Obligations  (other than contingent  indemnification  obligations  to the  extent no claims  giving  rise

                                       75

thereto have been asserted); or (b) constituting property being sold or disposed of if the applicable  Loan Party certifies to Agent that the sale or disposition is made in compliance  with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry). In addition, with the consent of Requisite Lenders, Agent may release Liens granted to or held by Agent upon any Collateral  having a book value of not greater than ten percent  (10%) of the total book value of all  Collateral,  as determined by
Agent,  either in a single  transaction or in a series of related  transactions;
provided, however, in no event will Agent, acting under the authority granted to it pursuant to this sentence,  release during any calendar year Liens granted to or held by Agent  upon any  Collateral  having a total  book  value in excess of twenty percent (20%)of the total book value of all Collateral,  as determined by
Agent.

                           (2) CONFIRMATION OF AUTHORITY; EXECUTION OF RELEASES.
Without in any manner limiting Agent's  authority to act without any specific or further  authorization  or  consent  by  Lenders  (as set  forth  in  subsection
9.1(H)(1)  above),  each Lender  agrees to confirm in writing,  upon  request by
Agent or Borrowing Agent, the authority to release any Collateral conferred upon
Agent under  clauses (a) and (b) of  subsection  9.1(H)(1).  To the extent Agent agrees to  release  any Lien  granted  to or held by Agent as  authorized  under subsection 9.1(H)(1),  (a) Agent is hereby irrevocably authorized by Lenders to, execute such  documents as may be necessary to evidence the release of the Liens granted to Agent,  for the benefit of Agent and Lenders,  upon such  Collateral;
provided, however, that Agent shall not be required to execute any such document on terms which,  in Agent's  opinion,  would expose Agent to liability or create upon Agent any  obligation or entail any  consequence  other than the release of such Liens without  recourse or warranty,  and (b) Loan Parties shall provide at least  ten (10)  Business  Days  prior  written  notice of any  request  for any document  evidencing  such release of the Liens and Loan Parties  agree that any such release shall not in any manner discharge, affect or impair the Obligations or any  Liens  granted  to  Agent  on  behalf  of  Agent  and  Lenders  upon (or obligations of any Loan Party, in respect of) all interests retained by any Loan
Party,  including,  without  limitation,  the proceeds of any sale, all of which shall continue to constitute  part of the property  covered by this Agreement or the Loan Documents.

                           (3) ABSENCE OF DUTY.  Agent shall have no  obligation
whatsoever to any Lender or any other Person to assure that the property covered by this Agreement or the Loan Documents  exists or is owned by any Loan Party or is cared for,  protected  or insured  or has been  encumbered  or that the Liens granted to Agent on behalf of Agent and Lenders  herein or pursuant  hereto have been  properly or  sufficiently  or lawfully  created,  perfected,  protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care,  disclosure or fidelity,  or to continue  exercising,  any of the  rights,  authorities  and  powers  granted or available to Agent in this Agreement or in any of the Loan  Documents,  it being understood and agreed that in respect of the property  covered by this Agreement or the Loan Documents or any act,  omission or event related thereto,  Agent may act in any manner it may deem appropriate, in its discretion,  given Agent's own interest in property  covered by this  Agreement or the Loan Documents as one of the Lenders and that Agent shall have no duty or liability  whatsoever to any of the other Lenders;  provided,  however,  that Agent shall exercise the same care which it would in dealing with loans for its own account.

                  (I)  AGENCY  FOR  PERFECTION.  Agent  and each  Lender  hereby appoint  each  other  Lender  as agent for the  purpose  of  perfecting  Agent's security  interest in assets which,  in accordance  with the Uniform  Commercial

                                       76

Code in any applicable jurisdiction,  can be perfected by possession or Control.
Should any Lender (other than Agent) obtain possession of any such assets,  such
Lender shall notify Agent thereof,  and, promptly upon Agent's request therefor, shall deliver such assets to Agent or in accordance  with Agent's  instructions.
The Agent may file such  proofs of claim or  documents  as may be  necessary  or advisable  in order to have the claims of the Agent and the  Lenders  (including any claim for the reasonable compensation,  expenses, disbursements and advances of the Agent and the Lenders,  their respective  agents,  financial advisors and counsel), allowed in any judicial proceedings relative to any Loan Party, or any of their respective  creditors or property,  and shall be entitled and empowered to collect,  receive and  distribute  any monies,  securities or other  property payable  or  deliverable  on any such  claims.  Any  custodian  in any  judicial proceedings  relative to any Loan Party is hereby  authorized  by each Lender to make payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders,  to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the
Agent, its agents, financial advisors and counsel, and any other amounts due the
Agent.  Nothing contained in this Agreement or the other Loan Documents shall be deemed to  authorize  the Agent to authorize or consent to or accept or adopt on behalf of any  Lender any plan of  reorganization,  arrangement,  adjustment  or composition  affecting  the Loans,  or the rights of any holder  thereof,  or to authorize  the Agent to vote in  respect  of the claim of any Lender in any such proceeding, except as specifically permitted herein.

                  (J) EXERCISE OF REMEDIES.  Each Lender agrees that it will not have any right  individually to enforce or seek to enforce this Agreement or any
Loan Document or to realize upon any  collateral  security for the  Obligations, unless  instructed to do so by Agent,  it being  understood and agreed that such rights and remedies may be exercised only by Agent.

         9.2. NOTICE OF DEFAULT.

                  Agent shall not be deemed to have  knowledge  or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders,  unless  Agent  shall have  received  written  notice from a
Lender or Borrowing Agent  referring to this Agreement,  describing such Default or Event of Default and stating that such notice is a "notice of default". Agent will notify each Lender of its receipt of any such notice.

         9.3. ACTION BY AGENT.

                  Agent shall take such  action  with  respect to any Default or
Event of Default as may be  requested by Requisite  Lenders in  accordance  with
Section 8. Unless and until Agent has received any such request,  Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

         9.4. AMENDMENTS, WAIVERS AND CONSENTS.

                  (A)  PERCENTAGE  OF  LENDERS  REQUIRED.  Except  as  otherwise
provided  herein  or  in  any  of  the  other  Loan  Documents,   no  amendment,
modification,  termination  or waiver of any provision of this  Agreement or any

                                       77

other Loan  Document,  or consent to any departure by any Loan Party  therefrom, shall in any event be  effective  unless the same shall be in writing and signed by Requisite  Lenders (or, Agent, if expressly set forth herein or in any of the other Loan Documents) and the applicable Loan Party;  provided however,  that no amendment,  modification,  termination,  waiver or consent  with  respect to the
Second  Lien Term Loan  Subordination  Agreement  shall be  effective  unless in writing and signed by the Agent, with the consent of the Requisite Lenders,  and no amendment,  modification,  termination, waiver or consent shall be effective, unless in writing and signed by all  Lenders,  to do any of the  following:  (1)
increase  any of the  Commitments;  (2) reduce the  principal  of or the rate of interest  on any Loan or reduce  the fees  payable  with  respect to any Loan or
Lender Letter of Credit;  (3) extend the  Termination  Date or the scheduled due date for all or any portion of  principal  of the Loans or any  interest or fees due hereunder or under any other Loan Document;  (4) amend the definition of the term  "Requisite  Lenders" or the  percentage of Lenders which shall be required for Lenders to take any action hereunder; (5) amend or waive this subsection 9.4 or the  definitions  of the terms  used in this  subsection  9.4  insofar as the definitions  affect the substance of this  subsection  9.4; (6) increase by more than five  percent  each/in  the  aggregate  the  percentages  contained  in the definition  of  Borrowing  Base;  (7)  release  Collateral  (except if the sale, disposition or release of such Collateral is permitted  under  subsection 7.3 or subsection  9.1 or  under  any  other  Loan  Document);  or (8)  consent  to the assignment,  delegation or other transfer by any Loan Party of any of its rights and obligations under any Loan Document;  provided,  further, that no amendment, modification,  termination,  waiver or consent affecting the rights or duties of
Agent  under  this  Section 9 or under any Loan  Document  shall in any event be effective,  unless in writing  and signed by Agent,  in  addition to the Lenders required  to take  such  action,  and  provided,  further,  that  no  amendment, modification,  termination,  waiver or consent of any provision  relating to the
Swingline  Loan shall be  effective  unless in writing  and signed by  Swingline
Lender. Any amendment, modification,  termination, waiver or consent effected in accordance  with this  Section  9 shall be  binding  upon each  Lender or future
Lender and, if signed by a Loan Party, on such Loan Party.

                  (B) SPECIFIC PURPOSE OR INTENT. Each amendment,  modification, termination,  waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination,  waiver or consent  shall be required for Agent to take  additional
Collateral.

                  (C) FAILURE TO GIVE  CONSENT;  REPLACEMENT  OF  NON-CONSENTING
LENDER. In the event Agent requests the consent of a Lender and does not receive a written  consent or denial  thereof  within ten (10)  Business Days after such
Lender's receipt of such request, then such Lender will be deemed to have denied the giving of such  consent.  If, in  connection  with any  proposed  amendment, modification,  termination  or waiver of any of the provisions of this Agreement requiring the consent or approval of all Lenders under this  subsection 9.4, the consent of GMAC CF is  obtained  but the  consent  of one or more other  Lenders whose consent is required is not obtained,  then Borrowers shall have the right, so long as all such  non-consenting  Lenders  are either  replaced or prepaid as described in clauses (1) or (2) below, to either (1) replace the  non-consenting
Lenders with one or more Replacement  Lenders pursuant to subsection 2.11(A), as if such Lender were an Affected Lender thereunder, but only so long as each such
Replacement Lender consents to the proposed amendment, modification, termination or waiver, or (2) prepay in full the Obligations of the  non-consenting  Lenders and terminate the  non-consenting  Lenders'  Commitments  pursuant to subsection
2.11(B), as if such Lender were an Affected Lender thereunder.

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                  Notwithstanding  anything in this  subsection  9.4,  Agent and
Loan Parties,  without the consent of either  Requisite  Lenders or all Lenders, may execute  amendments to this Agreement and the Loan Documents,  which consist solely of the making of typographical corrections.

         9.5. ASSIGNMENTS AND PARTICIPATIONS IN LOANS.

                  (A)  ASSIGNMENTS.  Each  Lender  may  assign  its  rights  and delegate its obligations under this Agreement to an Eligible Assignee; provided, however,  (1) such Lender  (other  than GMAC CF) shall first  obtain the written consent of Agent and,  provided that no Event of Default shall then exist and be continuing,  Borrowing Agent,  neither of which shall be unreasonably  withheld,
(2) the amount of Commitments  and Loans of the assigning  Lender being assigned shall in no event be less than the  lesser of (a)  $5,000,000  or (b) the entire amount of the  Commitments  and Loans of such  assigning  Lender and (3)(a) each such  assignment  shall be of a pro rata portion of all such assigning  Lender's
Loans and Commitments  hereunder,  and (b) the parties to such assignment  shall execute and deliver to Agent for  acceptance  and  recording  a  Assignment  and
Acceptance  Agreement together with (i) a processing and recording fee of $3,500 payable by the assigning  Lender to Agent and (ii) each of the Notes  originally delivered to the assigning Lender.  The administrative fee referred to in clause
(3) of the  preceding  sentence  shall not apply to an  assignment of a security interest in all or any portion of a Lender's  rights under this Agreement or the other Loan  Documents,  as described in clause (1) of  subsection  9.5(D) below.
Upon receipt of all of the foregoing, Agent shall notify Borrowing Agent of such assignment  and  Borrowers  shall comply with their  obligations  under the last sentence of subsection  2.1(D).  In the case of an assignment  authorized  under this subsection 9.5, the assignee shall be considered to be a "Lender" hereunder and Loan Parties hereby acknowledge and agree that any assignment will give rise to a direct  obligation  of Loan Parties to the assignee.  The assigning  Lender shall be relieved of its obligations to make Loans hereunder with respect to the assigned portion of its Commitment.

                  (B) PARTICIPATIONS. Each Lender may sell participations in all or any part of any Loans or Commitments made by it to another Person;  provided, however,  such Lender  shall first  obtain the prior  written  consent of Agent, which consent shall not be  unreasonably  withheld.  All amounts payable by Loan
Parties  hereunder  shall be  determined  as if that  Lender  had not sold  such participation and the holder of any such participation  shall not be entitled to require such Lender to take or omit to take any action  hereunder  except action directly effecting (1) any reduction in the principal amount or an interest rate on any  Loan  in  which  such  holder  participates;  (2) any  extension  of the
Termination  Date or the date fixed for any  payment of  interest  or  principal payable with respect to any Loan in which such holder participates;  and (3) any release of substantially all of the Collateral.  Loan Parties hereby acknowledge and agree that the participant  under each  participation  shall for purposes of subsections 2.8, 2.9, 2.10, 9.6 and 12.2 be considered to be a "Lender".

                  (C) NO RELIEF OF  OBLIGATIONS;  COOPERATION;  ABILITY  TO MAKE
LIBOR LOANS.  Except as otherwise provided in subsection 9.5(A) no Lender shall, as between Loan Parties and that Lender,  be relieved of any of its  obligations

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hereunder as a result of any sale,  assignment,  transfer or negotiation  of, or granting of participation  in, all or any part of the Loans or other Obligations owed to such Lender.  Each Lender may furnish any  information  concerning  Loan
Parties in the possession of that Lender from time to time to Eligible Assignees and  participants  (including  prospective  assignees  and  participants).  Loan
Parties agree that they will use their best efforts to assist and cooperate with
Agent and any Lender in any manner reasonably  requested by Agent or such Lender to  effect  the  sale  of a  participation  or an  assignment  described  above, including,  without  limitation,  assistance in the  preparation  of appropriate disclosure documents or placement memoranda.  Notwithstanding anything contained in this Agreement to the contrary, so long as the Requisite Lenders shall remain capable of making LIBOR Loans, no Person shall become a Lender  hereunder unless such Person shall also be capable of making LIBOR Loans.

                  (D)   SECURITY    INTERESTS;    ASSIGNMENT   TO    AFFILIATES.
Notwithstanding any other provision set forth in this Agreement,  any Lender may at any time following written notice to Agent (1) pledge the Obligations held by it or create a security  interest in all or any portion of its rights under this
Agreement or the other Loan Documents in favor of any Person; provided,  however
(a) no such pledge or grant of security  interest  to any Person  shall  release such Lender from its obligations  hereunder or under any other Loan Document and
(b) the  acquisition  of  title to such  Lender's  Obligations  pursuant  to any foreclosure or other exercise of remedies by such Person shall be subject to the provisions  of this  Agreement  and the other  Loan  Documents  in all  respects including,  without limitation,  any consent required by subsection 9.5; and (2)
subject to complying with the  provisions of subsection  9.5 (A),  assign all or any portion of its funded loans to an Eligible Assignee which is a Subsidiary of such Lender or its parent company, to one or more other Lenders, or to a Related
Fund. For purposes of this paragraph,  a "Related Fund" shall mean, with respect to any Lender,  a fund or other  investment  vehicle that invests in  commercial loans and is  managed  by such  Lender or by the same  investment  advisor  that manages such Lender or by an Affiliate of such investment advisor.

                  (E)  RECORDING  OF  ASSIGNMENTS.  Agent shall  maintain at its office in New York, New York a copy of each Assignment and Acceptance  Agreement delivered to it and a register for the recordation of the names and addresses of
Lenders, and the commitments of, and principal amount of the Loans owing to each
Lender  pursuant  to the terms  hereof from time to time (the  "Register").  The entries in the  Register  shall be  presumptive  evidence of the amounts due and owing to Lender in the absence of manifest error.  Loan Parties,  Agent and each
Lender may treat each Person whose name is recorded in the Register  pursuant to the terms hereof as a Lender  hereunder for all purposes of this Agreement.  The
Register shall be available for inspection by Borrowing Agent and any Lender, at any reasonable time upon reasonable prior notice.

         9.6. SET OFF AND SHARING OF PAYMENTS.  In addition to any rights now or hereafter  granted under applicable law and not by way of limitation of any such rights,  upon the occurrence and during the continuance of any Event of Default, each Lender is hereby  authorized by each Loan Party at any time or from time to time, with reasonably  prompt subsequent notice to Borrowing Agent (any prior or contemporaneous  notice  being  hereby  expressly  waived)  to  set  off  and to appropriate  and to apply any and all (a) balances held by such Lender at any of its offices for the account of Loan Parties (regardless of whether such balances are then due to Loan Parties),  and (b) other property at any time held or owing

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by such  Lender  to or for the  credit  or for the  account  of any Loan  Party, against and on account of any of the  Obligations;  except that no Lender  shall exercise any such right without the prior written  consent of Agent.  Any Lender exercising  its right to set off shall  purchase for cash (and the other Lenders shall  sell)  interests  in each of such  other  Lender's  Pro Rata Share of the
Obligations  as would be  necessary  to cause all Lenders to share the amount so set off with each other  Lender in  accordance  with their  respective  Pro Rata
Shares. Each Loan Party agrees, to the fullest extent permitted by law, that any
Lender may  exercise  its right to set off with  respect to amounts in excess of its Pro Rata  Share of the  Obligations  and upon  doing so shall  deliver  such amount  so set off to Agent  for the  benefit  of Agent  and of all  Lenders  in accordance with their Pro Rata Shares.

         9.7.  DISBURSEMENT OF FUNDS. Agent may, on behalf of Lenders,  disburse funds to Borrowers for Loans  requested.  Each Lender shall  reimburse  Agent on demand for all funds  disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan or Advance before
Agent  disburses same to Borrowers.  If Agent elects to require that each Lender make funds  available to Agent prior to a  disbursement  by Agent to  Borrowers,
Agent  shall  advise  each Lender by  telephone,  telex,  fax or telecopy of the amount of such Lender's Pro Rata Share of the Loan requested by Borrowing  Agent no later  than 1:00  p.m.  New York City  time on the  Funding  Date  applicable thereto,  and each such Lender  shall pay Agent such  Lender's Pro Rata Share of such requested  Loan, in same day funds,  by wire transfer to Agent's account on such Funding Date.

         9.8. SETTLEMENTS, PAYMENTS AND INFORMATION.

                  (A) REVOLVING ADVANCES AND PAYMENTS; FEE PAYMENTS.

                           (1)  Fluctuation  of  Revolving  Loan  Balance.   The
Revolving  Loan  balance  may  fluctuate   from  day  to  day  through   Agent's
disbursement of funds to, and receipt of funds from,  Loan Parties.  In order to minimize  the  frequency of  transfers  of funds  between  Agent and each Lender notwithstanding  terms to the contrary set forth in Section 2 and subsection 9.7 or subsection 9.9,  Revolving  Advances and  repayments,  except as set forth in subsection 2.1(C), will be settled according to the procedures described in this subsection 9.8.  Notwithstanding  these procedures,  each Lender's obligation to fund its portion of any advances made by Agent to Borrowers will commence on the date such advances are made by Agent.  Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

                           (2)  SETTLEMENT   DATES.   Once  each  week  for  the
Revolving Loan or more frequently  (including  daily),  if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by telephone, fax or  telecopy  of the  amount of each  such  Lender's  Pro Rata  Share of the
Revolving Loan. In the event payments are necessary to adjust the amount of such
Lender's  required Pro Rata Share of the Revolving Loan balance to such Lender's actual Pro Rata Share of the Revolving Loan balance as of any  Settlement  Date, the party from which such payment is due will pay the other,  in same day funds, by wire  transfer to the other's  account not later than 3:00 p.m. New York City time on the Business Day following the Settlement Date.

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                           (3)  SETTLEMENT  DEFINITIONS.  For  purposes  of this
subsection  9.8(A),  the following  terms and conditions  will have the meanings indicated:

                                    (a)  "Daily  Loan  Balance"  means an amount
calculated as of the end of each calendar day by subtracting  (i) the cumulative principal  amount  paid by Agent to a Lender  on a Loan  from the  Closing  Date through and including  such calendar  day,  from (ii) the  cumulative  principal amount on a Loan  advanced by such Lender to Agent on that Loan from the Closing
Date through and including such calendar day.

                                    (b) "Daily  Interest  Rate"  means an amount
calculated  by dividing the interest  rate payable to a Lender on a Loan (as set forth in subsection 2.2) as of each calendar day by three hundred sixty (360).

                                    (c) "Daily Interest  Amount" means an amount
calculated  by  multiplying  the Daily Loan Balance of a Loan by the  associated
Daily Interest Rate on that Loan.

                                    (d)   "Interest   Ratio"   means  a   number
calculated  by dividing the total  amount of the interest on a Loan  received by
Agent with  respect to the  immediately  preceding  month by the total amount of interest on that Loan due from Borrower during the immediately preceding month.

                           (4) SETTLEMENT PAYMENTS. On the first Business Day of
each month  ("Interest  Settlement  Date"),  Agent will  advise  each  Lender by telephone,  fax or telecopy of the amount of such Lender's share of interest and fees on each of the  Loans  as of the  end of the  last  day of the  immediately preceding month.  Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's  account (as specified by such Lender on the signature  page of this Agreement or the applicable Assignment and Acceptance Agreement, as amended by such  Lender  from time to time  after the date  hereof or in the  applicable
Assignment and Acceptance Agreement) not later than 3:00 p.m. New York City time on the next Business Day following the Interest  Settlement  Date, such Lender's share of interest and fees on each of the Loans. Such Lender's share of interest on each Loan will be  calculated  for that  Loan by  adding  together  the Daily
Interest  Amounts  for each  calendar  day of the prior  month for that Loan and multiplying the total thereof by the Interest Ratio for that Loan. Such Lender's share of the Unused Line Fee described in  subsection  2.3(A) shall be an amount equal to (a)(i) such Lender's  average  Revolving  Loan  Commitment  during such month,  LESS (ii) the sum of (x) such Lender's average Daily Loan Balance of the
Revolving  Loans,  PLUS (y) such  Lender's  Pro Rata Share of the average  daily aggregate  amount of Letter of Credit  Reserve,  in each case for the  preceding month,  MULTIPLIED BY (b) the  percentage  required by subsection  2.3(A).  Such
Lender's  share of all fees paid to Agent for the  benefit of Lenders  hereunder shall be paid and calculated  based on such Lender's  Commitment with respect to the Loans on which  such  fees are  associated.  To the  extent  Agent  does not receive the total  amount of any fee owing by  Borrowers  under this  Agreement, each amount  payable by Agent to a Lender under this  subsection  9.8(A)(4) with respect to such fee shall be reduced on a pro rata basis. Any funds disbursed or received by Agent pursuant to this  Agreement,  including,  without  limitation, under subsections 9.7, 9.8(A)(1), and 9.9, prior to the Settlement Date for such disbursement  or payment shall be deemed  advances or remittances by GMAC CF, in

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its capacity as a Lender, for purposes of calculating interest and fees pursuant to this subsection 9.8(A)(4).

                  (B) TERM LOAN  PRINCIPAL  PAYMENTS.  Provided that such Lender has made all payments  required to be made by it under this Agreement,  payments of principal of the Term Loan will be settled on the date of receipt if received by  Agent  on the  first  Business  Day of a  month  and  on  the  Business  Day immediately  following the date of receipt if received on any day other than the first Business Day of a month.

                  (C) RETURN OF PAYMENTS.

                           (1) RECOVERY AFTER  NON-RECEIPT OF EXPECTED  PAYMENT.
If Agent  pays an amount  to a Lender  under  this  Agreement  in the  belief or expectation  that a related  payment  has been or will be received by Agent from any Loan Party and such  related  payment is not  received by Agent,  then Agent will be entitled  to recover  such  amount  from such  Lender  without  set-off, counterclaim or deduction of any kind together with interest  thereon,  for each day from and including  the date such amount is made  available by Agent to such
Lender to but  excluding  the date of repayment to Agent,  at the greater of the
Federal Funds  Effective Rate and a rate  determined by Agent in accordance with banking industry rules on interbank compensation.

                           (2) RECOVERY OF RETURNED PAYMENT. If Agent determines
at any time that any  amount  received  by Agent  under this  Agreement  must be returned  to any  Loan  Party  or  paid  to any  other  Person  pursuant  to any requirement of law, court order or otherwise,  then,  notwithstanding  any other term or condition of this  Agreement,  Agent will not be required to  distribute any portion thereof to any Lender. In addition,  each Lender will repay to Agent on demand any portion of such amount that Agent has  distributed to such Lender, together  with interest at such rate, if any, as Agent is required to pay to any
Loan Party or such other Person,  without set-off,  counterclaim or deduction of any kind.

         9.9. DISCRETIONARY ADVANCES.  Notwithstanding anything contained herein to the contrary,  Agent may, in its sole discretion,  make Revolving Advances in excess of the  limitations  set forth in the Borrowing Base but not in excess of the Revolving  Loan  Commitment  for the purpose of preserving or protecting the
Collateral or for incurring any costs  associated  with  collection or enforcing rights or remedies against the Collateral,  or incurred in any action to enforce this Agreement or any other Loan Document.

                  Upon  Agent's  making of any  Revolving  Advances  under  this
Section  9.9,  each  of  the  Lenders  shall  be  deemed  to  have  irrevocably, unconditionally  and immediately  purchased from Agent a  participation  in such
Revolving  Advances in an amount  equal to such  Lender's  Pro Rata Share of the
Revolving Loan Commitment multiplied by the total amount of such Revolving Loans outstanding  under this Section 9.9.  Each Lender shall effect such  purchase by making  available the amount of such Lender's  participation  in such  Revolving
Loans in U.S. Dollars in immediately  available funds to Agent's Account. In the event any Lender  fails to make  available  to Agent when due the amount of such
Lender's  participation  in such  Revolving  Loans,  Agent  shall be entitled to recover  such amount on demand from such Lender  together  with  interest at the
Federal  Funds  Effective  Rate.  Each such  purchase by a Lender  shall be made without recourse to Agent,  without  representation or warranty of any kind, and shall be effected and evidenced pursuant to documents  reasonably  acceptable to

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Agent.  The  obligations  of the  Lenders  under  this  subsection  9.9 shall be absolute,  irrevocable and unconditional,  shall be made under all circumstances and shall not be affected, reduced or impaired for any reason whatsoever.

SECTION 10        BORROWING AGENCY

         10.1. BORROWING AGENCY PROVISIONS.

                  (A)  DESIGNATION  OF BORROWING  AGENT.  Each  Borrower  hereby irrevocably  designates Borrowing Agent to be its attorney and agent and in such capacity  to borrow,  sign and  endorse  notes,  and  execute  and  deliver  all instruments,  documents,  writings  and  further  assurances  now  or  hereafter required  hereunder,  on  behalf  of such  Borrower  or  Borrowers,  and  hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

                  (B) INDEMNIFICATIONS.  The handling of this credit facility as a co-borrowing  facility with a Borrowing  Agent in the manner set forth in this
Agreement is solely as an accommodation to Borrowers and at their request.  None of Agent, any Issuing Lender or any Lender shall incur liability to Borrowers as a result thereof.  To induce Agent and the Lenders to do so and in consideration thereof,  each Borrower hereby  indemnifies  Agent, each Lender and each Issuing
Lender and holds Agent,  each Lender and each Issuing  Lender  harmless from and against any and all liabilities,  expenses, losses, damages and claims of damage or injury asserted against Agent, any Lender or any Issuing Lender by any Person
arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein,  reliance by Agent or any Lender on any request or instruction  from  Borrowing  Agent or any other action taken by Agent or any
Lender with respect to this Subsection  10.1(B) except due to willful misconduct or gross (not mere)  negligence  by the  indemnified  party (as  determined by a court of competent jurisdiction in a final non-appealable judgment).

                  (C) OBLIGATIONS  ABSOLUTE.  All Obligations shall be joint and several,  and  each  Borrower  shall  make  payment  upon  the  maturity  of the
Obligations by acceleration  or otherwise,  and such obligation and liability on the  part  of each  Borrower  shall  in no way be  affected  by any  extensions, renewals  and  forbearance  granted  by Agent or any  Lender to any Loan  Party, failure of Agent or any Lender to give any  Borrower  notice of borrowing or any other  notice,  any  failure  of Agent or any Lender to pursue or  preserve  its rights  against  any Loan  Party,  the  release  by Agent or any  Lender  of any
Collateral now or thereafter acquired from any Loan Party, and such agreement by each Loan Party to pay upon any notice issued pursuant  thereto is unconditional and  unaffected  by prior  recourse  by Agent or any  Lender to the  other  Loan
Parties or any Collateral for such Loan Party's Obligations or the lack thereof, irrespective of the validity,  regularity or enforceability of this Agreement or any other circumstances whatsoever.

                  (D) WAIVERS.  Except as otherwise  expressly  provided in this
Agreement,  each  Borrower  hereby  waives notice of acceptance of its joint and several liability, notice of any Loan or Lender Letter of Credit issued under or pursuant to this  Agreement,  notice of the occurrence of any Default,  Event of
Default,  or of any demand for any payment under this  Agreement,  notice of any action at any time taken or  omitted by Agent or Lenders  under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and,

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generally,  to the extent permitted by applicable law, all demands,  notices and other  formalities of every kind in connection  with this  Agreement  (except as otherwise  provided in this  Agreement).  Each Borrower  hereby  assents to, and waives notice of, any extension or  postponement  of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the  acceptance of any partial  payment  thereon,  any waiver,  consent or other action or  acquiescence  by Agent or  Lenders at any time or times in respect of any default by any  Borrower in the  performance  or  satisfaction  of any term,
covenant,   condition  or  provision  of  this  Agreement,  any  and  all  other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking,  addition,  substitution or release, in whole or in part, at any time or times,  of any  security  for any of the  Obligations  or the  addition, substitution or release, in whole or in part, of any Borrower.  Without limiting the  generality of the foregoing,  each Borrower  assents to any other action or delay in  acting  or  failure  to act on the part of  Agent or any  Lender  with respect to the  failure by any  Borrower  to comply  with any of its  respective
Obligations, including any failure strictly or diligently to assert any right or to pursue any  remedy or to comply  fully with  applicable  laws or  regulations thereunder,  which might,  but for the provisions of this Section afford grounds for  terminating,  discharging  or relieving any Borrower,  in whole or in part, from any of its Obligations  under this Section,  it being the intention of each
Borrower that, so long as any of the Obligations  hereunder remain  unsatisfied, the  Obligations  of each  Borrower  under this Section  shall not be discharged except by  performance  and then only to the  extent  of such  performance.  The
Obligations  of each  Borrower  under this Section  shall not be  diminished  or
rendered   unenforceable  by  any  winding  up,   reorganization,   arrangement,
liquidation,  reconstruction or similar  proceeding with respect to any Borrower or Agent or any  Lender.  Each  Borrower  represents  and  warrants to Agent and
Lenders that such Borrower is currently  informed of the financial  condition of
Borrowers and of all other  circumstances  which a diligent inquiry would reveal and which bear upon the risk of  nonpayment  of the  Obligations.  Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands  that terms and conditions of the Loan Documents.  Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers'
financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.  Each Borrower waives all rights and defenses arising out of an election of  remedies  by Agent or any Lender,  even though that  election of remedies,  such as a  nonjudicial  foreclosure  with  respect to security  for a guaranteed  obligation,  has  destroyed  Agent's  or  such  Lender's  rights  of subrogation and  reimbursement  against such Borrower.  Each Borrower waives all rights and defenses  that such  Borrower may have  because the  Obligations  are secured by real property.  This means, among other things: (i) Agent may collect from such  Borrower  without  first  foreclosing  on any  Collateral  pledged by
Borrowers,  and  (ii) if  Agent  forecloses  on any  real  property  pledged  by
Borrowers:  (A) the amount of the  Obligations  may be reduced only by the price for  which  that  Collateral  is  sold  at the  foreclosure  sale,  even  if the
Collateral is worth more than the sale price,  (B) Agent and Lenders may collect from such Borrower even if Agent or Lenders, by foreclosing on the real property
Collateral,  has  destroyed any right such Borrower may have to collect from the other Borrowers.  This is an unconditional and irrevocable  waiver of any rights and defenses such Borrower may have because the  Obligations are secured by real property.

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         10.2.  WAIVER OF SUBROGATION.  Each Loan Party expressly waives any and all rights of subrogation,  reimbursement,  indemnity, exoneration, contribution of any other claim which such Loan Party may now or  hereafter  have against the other Loan  Parties or other  Person  directly  or  contingently  liable for the
Obligations  hereunder,  or against or with  respect to the other Loan  Parties'
property  (including,  without limitation,  any property which is Collateral for the  Obligations),  arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.

         10.3.  Interdependent  Companies.  The Borrowers  acknowledge and agree that they are a part of an integrated, interdependent group of companies that on a regular  basis make  intercompany  loans to one another and that the Agent and
Lenders are relying upon the joint and several  obligations  of the Borrowers in providing  the  financing  accommodations  described  herein  and would not have provided such accommodations  without such joint and several undertakings of all of the Borrowers.

SECTION 11    GUARANTY

         11.1.  UNCONDITIONAL  GUARANTY.  Each Guarantor hereby  unconditionally guarantees,  as a  primary  obligor  and not  merely as a  surety,  jointly  and severally  with each other  Guarantor when and as due,  whether at maturity,  by acceleration,  by  notice  of  prepayment  or  otherwise,  the due and  punctual performance of all Obligations of each other party hereto.  Without limiting the generality of the  foregoing,  each  Guarantor's  liability  shall extend to all amounts  that  constitute  part  of the  Obligations  and  would  be owed by the
Borrowers to the Agent or the Lenders  under any Loan  Document but for the fact that  they  are  unenforceable  or  not  allowable  due to  the  existence  of a bankruptcy,  reorganization or similar proceeding involving any Loan Party. Each payment made by any Guarantor  pursuant to this Guaranty shall be made in lawful money of the United States in immediately  available  funds, (a) without set-off or counterclaim  and (b) free and clear of and without  deduction or withholding for or on account  of any  present  and future  Charges  and any  conditions  or restrictions resulting in Charges and all penalties, interest and other payments on or in respect  thereof (except for Charges based on the overall net income of
Agent or a Lender)  ("Tax" or "Taxes")  unless  Guarantor is compelled by law to make payment subject to such Taxes.

         11.2.  TAXES.  All Taxes in respect  of this  Guaranty  or any  amounts payable or paid under this Guaranty  shall be paid by Guarantor  when due and in any event prior to the date on which penalties  attach  thereto.  Each Guarantor will indemnify  Agent and each of the Lenders against and in respect of all such
Taxes. Without limiting the generality of the foregoing, if any Taxes or amounts in respect thereof must be deducted or withheld from any amounts payable or paid by any Guarantor hereunder,  such Guarantor shall pay such additional amounts as may be necessary to ensure that the Agent and each of the Lenders receives a net amount  equal  to the full  amount  which it would  have  received  had  payment
(including of any additional  amounts  payable under this Section 11.2) not been made  subject to such  Taxes.  Within  thirty  (30) days of each  payment by any
Guarantor  hereunder  of Taxes or in  respect  of Taxes,  such  Guarantor  shall deliver  to Agent  satisfactory  evidence  (including  originals,  or  certified copies, of all relevant receipts) that such Taxes have been duly remitted to the appropriate authority or authorities.

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         11.3. WAIVERS OF NOTICE, DEMAND, ETC. Each Guarantor hereby absolutely, unconditionally  and  irrevocably  waives (i) promptness,  diligence,  notice of acceptance,  notice of  presentment  of payment and any other notice  hereunder,
(ii) demand of payment, protest, notice of dishonor or nonpayment, notice of the present and future amount of the  Obligations  and any other notice with respect to the Obligations,  (iii) any requirement that the Agent or any Lender protect, secure,  perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any other Loan Party, or any Person or any  Collateral,  (iv) any other action,  event or precondition to the  enforcement  hereof  or the  performance  by  each  such  Guarantor  of the
Obligations, and (v) any defense arising by any lack of capacity or authority or any other  defense of any Loan Party or any notice,  demand or defense by reason of cessation from any cause of Obligations other than payment and performance in full of the  Obligations  by the Loan  Parties  and any  defense  that any other guarantee or security was or was to be obtained by Agent.

         11.4. NO INVALIDITY,  IRREGULARITY,  ETC. No invalidity,  irregularity, voidableness,  voidness  or  unenforceability  of  this  Agreement  or any  Loan
Document or any other agreement or instrument relating thereto, or of all or any part of the  Obligations  or of any collateral  security  therefor shall affect, impair or be a defense hereunder.

         11.5. INDEPENDENT  LIABILITY.  The Guaranty hereunder is one of payment and performance, not collection, and the obligations of each Guarantor hereunder are  independent of the  Obligations  of the other Loan Parties,  and a separate action or actions may be brought and prosecuted against any Guarantor to enforce the terms and  conditions  of this  Section  11.5,  irrespective  of whether any action is brought  against any other Loan Party or other  Persons or whether any other Loan Party or other Persons are joined in any such action or actions. Each
Guarantor  waives  any right to  require  that any resort be had by Agent or any
Lender to any security held for payment of the  Obligations or to any balance of any  deposit  account or credit on the books of any Agent or any Lender in favor of any Loan Party or any other  Person.  No  election  to proceed in one form of action or  proceedings,  or against any  Person,  or on any  Obligations,  shall constitute  a waiver of Agent's  right to proceed in any other form of action or proceeding  or against any other  Person  unless  Agent has  expressed  any such waiver in writing.  Without limiting the generality of the foregoing,  no action or proceeding  by Agent against any Loan Party under any document  evidencing or securing indebtedness of any Loan Party to Agent shall diminish the liability of any Guarantor  hereunder,  except to the extent Agent receives actual payment on account of Obligations by such action or proceeding,  notwithstanding the effect of any such election,  action or proceeding upon the right of subrogation of any
Guarantor in respect of any Loan Party.

         11.6. INDEMNITY.  As an original and independent  obligation under this
Guaranty,  each Guarantor  shall (a) indemnify the Agent and each of the Lenders and keep the  Agent  and each of the  Lenders  indemnified  against  all  costs, losses,  expenses and liabilities of whatever kind resulting from the failure by any  party  to make  due  and  punctual  payment  of any of the  Obligations  or resulting  from  any  of the  Obligations  being  or  becoming  void,  voidable,
unenforceable  or  ineffective   against  Borrowers   (including,   but  without
limitation,  all legal and other  costs,  Charges and  expenses  incurred by the
Agent and each of the Lenders,  or any of them in connection  with preserving or enforcing,  or  attempting  to  preserve  or  enforce,  its  rights  under  this
Guaranty),  except to the  extent  that any of the same  results  from the gross negligence or willful  misconduct by Agent or any Lender;  and (b) pay on demand

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the amount of such costs, losses,  expenses and liabilities whether or not Agent or any of the Lenders have  attempted to enforce any rights against any Borrower or any other Person or otherwise.

         11.7.  LIABILITY  ABSOLUTE.  The liability of each Guarantor  hereunder shall be absolute,  unlimited and  unconditional and shall not be subject to any reduction,  limitation,  impairment,  discharge or  termination  for any reason,
including,   without  limitation,  any  claim  of  waiver,  release,  surrender, alteration  or  compromise,  and shall not be subject  to any claim,  defense or setoff,  counterclaim,  recoupment  or  termination  whatsoever by reason of the invalidity, illegality or unenforceability of any other Obligation or otherwise.
Without  limiting the  generality  of the  foregoing,  the  obligations  of each
Guarantor  shall not be discharged or impaired,  released,  limited or otherwise affected by:

                           (i) any  change  in the  manner,  place  or  terms of
                  payment or performance,  and/or any change or extension of the time  of  payment  or  performance  of,  release,  renewal  or
                  alteration  of,  or  any  new   agreements   relating  to  any
                  Obligation,  any security therefor,  or any liability incurred directly or indirectly in respect  thereof,  or any rescission of,  or  amendment,  waiver or other  modification  of, or any
                  consent  to  departure   from,  this  Agreement  or  any  Loan
                  Document,  including any increase in the Obligations resulting from the  extension  of  additional  credit to any Borrower or otherwise;

                           (ii) any sale, exchange,  release,  surrender,  loss,
                  abandonment,  realization  upon any property by  whomsoever at
                  any  time  pledged  or  mortgaged  to  secure,   or  howsoever
                  securing,  all or any of the  Obligations,  and/or  any offset
                  there  against,   or  failure  to  perfect,  or  continue  the
                  perfection of, any Lien in any such property,  or delay in the perfection  of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligations;

                           (iii)  the  failure  of the  Agent or any  Lender  to
                  assert any claim or demand or to  enforce  any right or remedy against  any  Borrower  or any other  Loan  Party or any other
                  Person  under the  provisions  of this  Agreement  or any Loan
                  Document or any other  document  or  instrument  executed  and delivered in connection herewith or therewith;

                           (iv) any settlement or compromise of any  Obligation,
                  any security therefor or any liability (including any of those hereunder)  incurred directly or indirectly in respect thereof or hereof,  and any subordination of the payment of all or any part thereof to the payment of any obligation  (whether due or not) of any Loan Party to  creditors  of any Loan Party  other than any other Loan Party;

                           (v) any  manner  of  application  of  Collateral,  or
                  proceeds  thereof,  to all or any of the  Obligations,  or any manner of sale or other  disposition of any Collateral for all or any of the  Obligations  or any  other  assets  of any Loan
                  Party; and

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                           (vi) any other agreements or circumstance  (including
                  any statute of limitations) of any nature  whatsoever that may or might in any manner or to any  extent  vary the risk of any
                  Guarantor,  or  that  might  otherwise  at  law  or in  equity constitute  a defense  available  to, or a  discharge  of, the
                  Guaranty hereunder and/or the obligations of any Guarantor, or a defense  to, or  discharge  of,  any Loan Party or any other
                  Person or party hereto or the  Obligations  or otherwise  with respect to the Advances,  Letters of Credit or other financial accommodations  to any  Borrower  pursuant  to this  Agreement and/or the Loan Documents.

         11.8. ACTION BY AGENT WITHOUT NOTICE. The Agent shall have the right to take any action set forth in Section 8.4 without notice to or the consent of any
Guarantor and each  Guarantor  expressly  waives any right to notice of, consent to,  knowledge of and  participation  in any  agreements  relating to any of the above or any other present or future event relating to Obligations whether under this  Agreement  or  otherwise  or any right to challenge or question any of the above and waives any defenses of such Guarantor which might arise as a result of such actions.

         11.9.  APPLICATION OF PROCEEDS.  Agent may at any time and from time to time (whether prior to or after the revocation or termination of this Agreement)
without  the  consent of, or notice to, any  Guarantor,  and  without  incurring responsibility to any Guarantor or impairing or releasing the Obligations, apply any sums by whomsoever paid or howsoever realized to any Obligations  regardless of what Obligations remain unpaid.

         11.10. CONTINUING EFFECTIVENESS.

                  (A)  REINSTATEMENT.  The Guaranty  provisions herein contained shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Agent or any Lender for  repayment  or recovery of any amount or  amounts  received  by such  Person in  payment  or on  account of any of the
Obligations  and such  Person  repays all or part of said  amount for any reason whatsoever,  including, without limitation, by reason of any judgment, decree or order of any court or administrative  body having  jurisdiction over such Person or the respective property of each, or any settlement or compromise of any claim effected by such Person with any such claimant  (including any Loan Party);  and in such event each  Guarantor  hereby  agrees  that any such  judgment,  decree, order,  settlement or compromise  or other  circumstances  shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Obligation,  and each Guarantor shall be and remain  liable to the Agent  and/or the  Lenders for the amount so repaid or recovered  to the same  extent  as if such  amount  had  never  originally  been received by such Person(s).

                  (B) NO MARSHALLING. Agent shall not be required to marshal any assets in favor of any Guarantor, or against or in payment of Obligations.

                  (C)  PRIORITY  OF CLAIMS.  No  Guarantor  shall be entitled to claim  against any present or future  security held by Agent from any Person for
Obligations  in  priority to or equally  with any claim of Agent,  or assert any claim for any  liability  of any Loan Party to any  Guarantor  in priority to or equally with claims of Agent for Obligations, and no Guarantor shall be entitled

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to compete with Agent with respect to, or to advance any equal or prior claim to any security held by Agent for Obligations.

                  (D) INVALIDATED  PAYMENTS. If any Loan Party makes any payment to Agent, which payment is wholly or partly subsequently  invalidated,  declared to be  fraudulent  or  preferential,  set aside or  required to be repaid to any
Person  under any  federal  or  provincial  statute  or at  common  law or under equitable  principles,  then to the  extent  of  such  payment,  the  Obligation intended to be paid shall be revived and  continued  in full force and effect as if the payment had not been made,  and the resulting  revived  Obligation  shall continue to be guaranteed, uninterrupted, by each Guarantor hereunder.

                  (E)  ASSIGNMENT  AND WAIVER.  All  present  and future  monies payable by any Loan Party to any  Guarantor,  whether  arising out of a right of subrogation  or  otherwise,  are  assigned  to Agent for its benefit and for the ratable  benefit of the Lenders as security  for such  Guarantor's  liability to
Agent and the Lenders  hereunder and,  except (so long as no Default or Event of
Default has occurred and is continuing)  for monies payable by any Loan Party to any  Guarantor in the ordinary  course of business,  each  Guarantor  waives any right to demand any and all present and future monies  payable by any Loan Party to such  Guarantor,  whether arising out of a right of subrogation or otherwise.
Except to the extent prohibited otherwise by this Agreement, all monies received by any  Guarantor  from any Loan Party shall be held by such  Guarantor as agent and trustee for Agent.  This assignment and waiver shall only terminate when the
Obligations  are  paid in  full  in  cash  and  this  Agreement  is  irrevocably terminated.

                  (F) PAYMENTS TO GUARANTORS.  Each Loan Party acknowledges this assignment and waiver and, except as otherwise set forth herein,  agrees to make no payments,  except (so long as no Default or Event of Default has occurred and is  continuing)  in  the  ordinary  course  of  business  consistent  with  past practices,  to any Guarantor  without the prior written  consent of Agent.  Each
Loan Party agrees to give full effect to the provisions hereof.

         11.11.  ENFORCEMENT.  Upon the occurrence and during the continuance of any  Event of  Default,  Agent may and upon  written  request  of the  Requisite
Lenders  shall,  without  notice to or demand  upon any Loan  Party or any other
Person,  declare any obligations of such Guarantor hereunder immediately due and payable,  and shall be entitled to enforce the  obligations  of each  Guarantor.
Upon such declaration by Agent,  Agent and the Lenders are hereby  authorized at any  time  and  from  time to time to set  off and  apply  any and all  deposits
(general or special, time or demand,  provisional or final) at any time held and other  indebtedness  at any time  owing by  Agent or the  Lenders  to or for the credit or the account of any Guarantor against any and all of the obligations of each Guarantor now or hereafter existing hereunder,  whether or not Agent or the
Lenders  shall have made any demand  hereunder  against any other Loan Party and although such  obligations may be contingent and unmatured.  The rights of Agent and  the  Lenders  hereunder  are in  addition  to  other  rights  and  remedies
(including  other rights of set-off) which Agent and the Lenders may have.  Upon such  declaration by Agent,  with respect to any claims (other than those claims referred to in the immediately preceding paragraph) of any Guarantor against any
Loan Party (the "Claims"),  Agent shall have the full right on the part of Agent in its own name or in the name of such  Guarantor  to collect and  enforce  such
Claims  by legal  action,  proof  of debt in  bankruptcy  or  other  liquidation proceedings,  vote in any  proceeding  for the  arrangement of debts at any time proposed, or otherwise,  Agent and each of its officers being hereby irrevocably

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constituted  attorneys-in-fact  for  each  Guarantor  for  the  purpose  of such enforcement  and for the purpose of endorsing in the name of each  Guarantor any instrument for the payment of money.  Each Guarantor will receive as trustee for
Agent and will pay to Agent  forthwith  upon receipt  thereof any amounts  which such  Guarantor  may receive from any Loan Party on account of the Claims.  Each
Guarantor agrees that at no time hereafter will any of the Claims be represented by any notes, other negotiable instruments or writings, except and in such event they  shall  either be made  payable to Agent,  or if payable to any  Guarantor, shall  forthwith be endorsed by such Guarantor to Agent.  Each Guarantor  agrees that no payment on account of the Claims or any security  interest therein shall be created,  received,  accepted or retained during the continuance of any Event of Default nor shall any  financing  statement be filed with respect  thereto by any Guarantor.

         11.12.  STATUTE OF  LIMITATIONS.  Any  acknowledgment  or new  promise, whether by payment of principal or interest or otherwise and whether by any Loan
Party or others with respect to any of the Obligations  shall, if the statute of limitations  in favor of any  Guarantor  against the Agent or the Lenders  shall have commenced to run, toll the running of such statute of  limitations  and, if the  period of such  statute of  limitations  shall have  expired,  prevent  the operation of such statute of limitations.

         11.13. INTEREST. All amounts due, owing and unpaid from time to time by any Guarantor  hereunder shall bear interest at the interest rate per annum then chargeable  with  respect to Base Rate  Loans  constituting  Revolving  Advances
(without duplication of interest on the underlying Obligation).

         11.14.  CURRENCY CONVERSION.  Without limiting any other rights in this
Agreement,  if for the  purposes  of  obtaining  judgment  in any  court  in any jurisdiction with respect to this Guaranty or any other Loan Document it becomes necessary to convert into the currency of such  jurisdiction  (herein called the
"Judgment  Currency")  any amount due  hereunder in any currency  other than the
Judgment  Currency,  then  conversion  shall  be  made at the  rate of  exchange prevailing  on the Business Day before the day on which  judgment is given.  For this  purpose,  "rate of exchange"  means the rate at which Agent would,  on the relevant date at or about 12:00 noon (New York City time), be prepared to sell a similar  amount of such  currency in New York,  New York  against  the  Judgment
Currency. In the event that there is a change in the rate of exchange prevailing between the  Business  Day before the day on which the judgment is given and the date of payment of the amount due,  Guarantor will, on the date of payment,  pay such  additional  amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the rate of  exchange  prevailing  on the date of payment is the amount then due under this  Guaranty  or any other Loan  Document  in such other  currency.  Any additional  amount due from Guarantor  under this Section 11.15 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums  due  under  or in  respect  of this  Agreement  or any of the  other  Loan
Documents.

         11.15.  ACKNOWLEDGEMENT.  Each Guarantor acknowledges receipt of a copy of each of this Agreement and the other Loan Documents.  Each Guarantor has made an independent  investigation of the Loan Parties and of the financial condition of the Loan Parties. Neither Agent nor any Lender has made and neither Agent nor any  Lender  does  make any  representations  or  warranties  as to the  income, expense,  operation,  finances or any other matter or thing  affecting  any Loan

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Party nor has Agent or any Lender made any  representations  or warranties as to the amount or nature of the  Obligations of any Loan Party to which this Section
11 applies as specifically  herein set forth, nor has Agent or any Lender or any officer, agent or employee of Agent or any Lender or any representative thereof, made any other oral  representations,  agreements or  commitments of any kind or
nature,   and  each  Guarantor  hereby  expressly   acknowledges  that  no  such
representations  or  warranties  have  been  made and such  Guarantor  expressly disclaims reliance on any such representations or warranties.

         11.16.  CONTINUING  EFFECTIVENESS.  The  provisions  of this Section 11 shall  remain in effect  until the  indefeasible  payment in full in cash of all
Obligations and irrevocable  termination of this  Agreement.  Payments  received from Guarantors  pursuant to this Section 11 shall be applied in accordance with
Section 8.7 of this Agreement.

         11.17. LIMITATION OF GUARANTY. Notwithstanding anything to the contrary contained in this Section 11, the Guaranty of each Guarantor  under this Section
11 that is also a Borrower  is limited  to the Term Loan  Obligations,  PROVIDED that the foregoing shall not affect such Guarantor's obligations as a "Borrower"
with respect to the Obligations.  For purposes of this subsection  11.17,  "Term
Loan Obligations" means all amounts from time to time payable in connection with the Term Loan  (including,  without  limitation,  all interest,  fees,  cost and expenses  accrued  or  incurred  after  the  filing  of any  petition  under any bankruptcy  or insolvency  law  (regardless  of whether  allowed or allowable in whole or in part as a claim therein) and all other  Obligations  relating to the
Term Loan.

SECTION 12    MISCELLANEOUS

         12.1.  EXPENSES AND ATTORNEYS'  FEES.  Whether or not the  transactions contemplated hereby shall be consummated, each Loan Party agrees to promptly pay
all  fees,   costs  and  expenses   incurred  in  connection  with  any  matters
contemplated  by or arising out of this  Agreement  or the other Loan  Documents including the following,  and all such fees, costs and expenses shall be part of the  Obligations,  payable on demand and  secured by the  Collateral:  (a) fees, costs and expenses incurred by Agent (including  reasonable  attorneys' fees and expenses,  the  allocated  costs of  Agent's  internal  legal  staff and fees of environmental  consultants,  accountants  and other  professionals  retained  by
Agent)  incurred in  connection  with the  examination,  review,  due  diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (b) fees, costs and expenses incurred by Agent (including reasonable attorneys' fees and expenses, the allocated costs of Agent's internal legal  staff  and  fees of  environmental  consultants,  accountants  and  other professionals  retained  by  Agent)  incurred  in  connection  with the  review,
negotiation,    preparation,    documentation,    execution,   syndication   and
administration  of the Loan Documents,  the Loans, and any amendments,  waivers,
consents,   forbearances  and  other  modifications   relating  thereto  or  any
subordination or intercreditor  agreements,  including reasonable  documentation charges  assessed  by Agent  for  amendments,  waivers,  consents  and any other documentation  prepared by Agent's  internal  legal staff;  (c) fees,  costs and expenses (including  reasonable  attorneys' fees and allocated costs of internal legal  staff)  incurred  by Agent or any  Lender  in  creating,  perfecting  and maintaining  perfection  of Liens in favor of  Agent,  on  behalf  of Agent  and
Lenders;  (d) fees,  costs and  expenses  incurred by Agent in  connection  with forwarding to Borrowers the proceeds of Loans including  Agent's or any Lenders'
standard  wire  transfer  fee;  (e)  fees,  costs,  expenses  and bank  charges,

                                       92

including bank charges for returned  checks,  incurred by Agent or any Lender in establishing,  maintaining and handling lock box accounts,  blocked  accounts or other  accounts for  collection of the  Collateral;  (f) fees,  costs,  expenses
(including  reasonable  attorneys'  fees and allocated  costs of internal  legal staff) of Agent or any Lender and costs of  settlement  incurred  in  collecting upon or enforcing  rights  against the  Collateral  or incurred in any action to enforce this  Agreement  or the other Loan  Documents or to collect any payments due from any Borrower or any other Loan Party under this  Agreement or any other
Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement,  whether in the nature of a "workout" or in connection  with any  insolvency or bankruptcy  proceedings or otherwise.

         12.2.  INDEMNITY.  In addition  to the payment of expenses  pursuant to subsection 12.1,  whether or not the transactions  contemplated  hereby shall be consummated,  each Loan Party agrees to  indemnify,  pay and hold Agent and each
Lender, and the officers, directors,  employees, agents, consultants,  auditors, persons  engaged by Agent or any Lender,  to evaluate or monitor the Collateral, affiliates and attorneys of Agent, Lender and such holders  (collectively called
the   "Indemnitees")   harmless  from  and  against  any  and  all  liabilities,
obligations,  losses, damages,  penalties,  actions,  judgments,  suits, claims, costs,  expenses and disbursements of any kind or nature  whatsoever  (including the fees and  disbursements  of counsel for such  Indemnitees in connection with
any   investigative,   administrative  or  judicial   proceeding   commenced  or
threatened,  whether or not such Indemnity  shall be designated a party thereto)
that may be imposed on, incurred by, or asserted against that Indemnity,  in any manner relating to or arising out of this Agreement or the other Loan Documents, the  consummation  of the  transactions  contemplated  by  this  Agreement,  the statements  contained in the commitment  letters,  if any, delivered by Agent or any Lender, Agent's and each Lender's agreement to make the Loans hereunder, the use or intended  use of the  proceeds of any of the Loans or the exercise of any right or remedy  hereunder or under the other Loan Documents  (the  "Indemnified
Liabilities");  provided  that no Loan  Party  shall have any  obligation  to an
Indemnitee  hereunder with respect to Indemnified  Liabilities  arising from the gross  negligence or willful  misconduct  of that  Indemnitee as determined by a final non-appealable judgment by a court of competent jurisdiction.

         12.3.  NOTICES.  Unless otherwise  specifically  provided  herein,  all notices shall be in writing addressed to the respective party as set forth below and may be personally  served,  faxed,  telecopied or sent by overnight  courier service or United  States  mail and shall be deemed to have been  given:  (a) if delivered in person, when delivered; (b) if delivered by fax or telecopy, on the date of  transmission if transmitted on a Business Day before 4:00 p.m. New York
City time or, if not, on the next  succeeding  Business Day; (c) if delivered by overnight  courier,  two  (2)  days  after  delivery  to such  courier  properly addressed;  or (d) if by U.S. Mail,  four (4) Business Days after  depositing in the United States mail, with postage prepaid and properly addressed.

         If to Borrowing Agent
         or any Loan Party:         Collins Industries, Inc.
                                    15 Compound Drive
                                    Hutchinson, Kansas 67502-4349
                                    Attention:    Corporate Secretary
                                    Fax/Telecopy No.: (620) 663-1630

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                  With a copy to:   Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                    Park Avenue Tower
                                    65 East 55th Street
                                    New York, New York 10022
                                    Attention: Adam W. Finerman, Esq.
                                    Fax/Telecopy No.: (212) 451-2222

                  If to Agent or    GMAC COMMERCIAL FINANCE LLC
                  to GMAC CF:       1290 Avenue of the Americas, 3rd Floor
                                    New York, New York 10104
                                    Attn:    SFD Portfolio Manager
                                    Fax/Telecopy No.:  (212) 884-7692

                  With a copy to:   GMAC COMMERCIAL FINANCE LLC
                                    1290 Avenue of the Americas
                                    New York, New York 10104
                                    Attn:  Legal Services/SFD
                                    Fax/Telecopy No.:  (212) 884-7693

                                    and

                                    Hahn & Hessen LLP
                                    488 Madison Avenue
                                    New York, New York 10022
                                    Attn:    Leonard L. Podair, Esq.
                                    Fax/Telecopy No.: (212) 478-7400

                  If to any Lender:  Its address indicated on the signature page hereto,  in an Assignment and  Acceptance  Agreement or in a notice to Agent and
Borrowing  Agent or to such  other  address  as the party  addressed  shall have previously  designated  by  written  notice  to  the  serving  party,  given  in accordance with this subsection 12.3.

         12.4.   SURVIVAL  OF   REPRESENTATIONS   AND   WARRANTIES  AND  CERTAIN
AGREEMENTS.  All  agreements,  representations  and warranties made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.  Notwithstanding  anything in this Agreement or implied by law to the contrary,  the  agreements of each Loan Party,  Agent,  and Lenders set forth in subsections 9.1(E),  12.1, 12.2, 12.6, 12.11, 12.14, and 12.15 shall survive the payment of the Loans and the termination of this Agreement.

         12.5.  INDULGENCE NOT WAIVER. No failure or delay on the part of Agent, any Lender or any  holder of any Note in the  exercise  of any  power,  right or privilege  hereunder  or under  any  Note  shall  impair  such  power,  right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial  exercise of any such power,  right or privilege preclude  other or  further  exercise  thereof or of any other  right,  power or privilege.

                                       94

         12.6.  MARSHALING;  PAYMENTS  SET ASIDE.  Neither  Agent nor any Lender
shall be under any  obligation  to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent that any Loan Party  makes a payment or payments to Agent  and/or any
Lender or Agent and/or any Lender  enforces its security  interests or exercises its rights of setoff,  and such  payment or  payments  or the  proceeds  of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or  preferential,  set aside and/or  required to be repaid to a trustee,  receiver or any other party under any bankruptcy law, state or federal law,  common law or equitable  cause,  then to the extent of such recovery,  the
Obligations or part thereof originally intended to be satisfied,  and all Liens, rights and remedies  therefor,  shall be revived and continued in full force and effect as if such  payment had not been made or such  enforcement  or setoff had not occurred.

         12.7.  ENTIRE  AGREEMENT.  This  Agreement and the other Loan Documents embody the entire  agreement  among the parties  hereto and  supersede all prior commitments, agreements, representations, and understandings, whether written or oral,  relating to the subject matter  hereof,  and may not be  contradicted  or varied by evidence of prior,  contemporaneous,  or subsequent oral agreements or discussions of the parties hereto.

         12.8. SEVERABILITY.  The invalidity,  illegality or unenforceability in any  jurisdiction of any provision in or obligation  under this Agreement or the other  Loan  Documents  shall not  affect or impair the  validity,  legality  or enforceability of the remaining  provisions or obligations under this Agreement, or the other Loan Documents.

         12.9.  LENDERS'  OBLIGATIONS  SEVERAL;  INDEPENDENT  NATURE OF LENDERS'
RIGHTS.  The  obligation  of each Lender  hereunder is several and not joint and neither  Agent  nor any  Lender  shall  be  responsible  for the  obligation  or
Commitment  of any other Lender  hereunder.  In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan.  Nothing  contained  in any Loan  Document  and no action taken by Agent or any Lender  pursuant  hereto or thereto shall be deemed to constitute  Lenders to be a partnership,  an association,  a joint venture or any other kind of entity.  The  amounts  payable at any time  hereunder  to each
Lender shall be a separate and independent  debt,  and,  provided Agent fails or refuses to exercise  any  remedies  against any Loan Party after  receiving  the direction of the Requisite Lenders, each Lender shall be entitled to protect and enforce its rights  arising out of this  Agreement and it shall not be necessary for any other Lender to be joined as an additional  party in any  proceeding for such purpose.

         12.10. HEADINGS.  Section and subsection headings in this Agreement are included  herein for  convenience  of reference  only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         12.11.  APPLICABLE  LAW. THIS  AGREEMENT  AND THE OTHER LOAN  DOCUMENTS
SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED  AND ENFORCED IN  ACCORDANCE  WITH,
THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT  REGARD TO CONFLICTS OF LAWS
PRINCIPLES BUT INCLUDING AND GIVING EFFECT TO SECTIONS  5-1401 AND 5-1402 OF THE
NEW YORK  GENERAL  OBLIGATIONS  LAW),  EXCEPT TO THE  EXTENT ANY SUCH OTHER LOAN
DOCUMENT  EXPRESSLY  SELECTS THE LAW OF ANOTHER  JURISDICTION  AS  GOVERING  LAW
THEREOF, IN WHICH CASE THE LAW OF SUCH OTHER JURISDICTION SHALL GOVERN.

                                       95

         12.12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns,  provided,  however, no Loan Party may assign its rights or obligations hereunder without the written consent of Lenders.

         12.13. NO FIDUCIARY RELATIONSHIP; NO DUTY; LIMITATION OF LIABILITIES.

                  (A) NO FIDUCIARY RELATIONSHIP.  No provision in this Agreement or in any of the other  Loan  Documents  and no course of  dealing  between  the parties shall be deemed to create any  fiduciary  duty by Agent or any Lender to any Loan Party.

                  (B) NO DUTY. All attorneys, accountants, appraisers, and other professional  Persons and consultants retained by Agent or any Lender shall have the right to act  exclusively  in the interest of Agent or such Lender and shall have no duty of  disclosure,  duty of  loyalty,  duty of care,  or other duty or obligation of any type or nature whatsoever to any Loan Party or any of any Loan
Party's shareholders or any other Person.

                  (C) LIMITATION OF  LIABILITIES.  Neither Agent nor any Lender,
nor any affiliate, officer, director, shareholder,  employee, attorney, or agent of Agent or any Lender shall have any  liability  with respect to, and each Loan
Party hereby waives, releases, and agrees not to sue any of them upon, any claim for any special,  indirect,  incidental,  or  consequential  damages suffered or incurred  by any Loan Party in  connection  with,  arising out of, or in any way related to, this  Agreement  or any of the other Loan  Documents,  or any of the transactions  contemplated by this Agreement or any of the other Loan Documents.
Each Loan  Party  hereby  waives,  releases,  and agrees not to sue Agent or any
Lender  or any of  Agent's  or any  Lender's  affiliates,  officers,  directors, employees,  attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan  Documents,  or any of the  transactions  contemplated by this
Agreement or any of the transactions contemplated hereby.

         12.14. CONSENT TO JURISDICTION.  EACH LOAN PARTY HEREBY CONSENTS TO THE
JURISDICTION  OF ANY STATE OR  FEDERAL  COURT  LOCATED  WITHIN THE COUNTY OF NEW
YORK,  STATE  OF NEW  YORK AND  IRREVOCABLY  AGREES  THAT,  SUBJECT  TO  AGENT'S
ELECTION,  ALL  ACTIONS  OR  PROCEEDINGS  ARISING  OUT OF OR  RELATING  TO  THIS
AGREEMENT OR THE OTHER LOAN  DOCUMENTS  SHALL BE LITIGATED IN SUCH COURTS.  EACH
LOAN PARTY EXPRESSLY  SUBMITS AND CONSENTS TO THE  JURISDICTION OF THE AFORESAID
COURTS AND WAIVES ANY DEFENSE OF FORUM NON  CONVENIENS.  EACH LOAN PARTY  HEREBY
WAIVES PERSONAL  SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE
OF PROCESS MAY BE MADE UPON  BORROWING  AGENT BY CERTIFIED OR  REGISTERED  MAIL,
RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWING AGENT, AT THE ADDRESS SET FORTH
IN THIS  AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE
SAME HAS BEEN POSTED.  IN ANY  LITIGATION,  TRIAL,  ARBITRATION OR OTHER DISPUTE

                                       96

RESOLUTION  PROCEEDING  RELATING  TO THIS  AGREEMENT  OR ANY OF THE  OTHER  LOAN
DOCUMENTS, ALL DIRECTORS,  OFFICERS,  EMPLOYEES AND AGENTS OF EACH LOAN PARTY OR
OF ITS  AFFILIATES  SHALL BE DEEMED TO BE EMPLOYEES  OR MANAGING  AGENTS OF SUCH
LOAN PARTY FOR  PURPOSES  OF ALL  APPLICABLE  LAW OR COURT RULES  REGARDING  THE
PRODUCTION  OF WITNESSES BY NOTICE FOR TESTIMONY  (WHETHER IN A  DEPOSITION,  AT
TRIAL OR OTHERWISE). EACH LOAN PARTY AGREES THAT AGENT'S OR ANY LENDER'S COUNSEL
IN ANY SUCH DISPUTE  RESOLUTION  PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS
AS IF UNDER  CROSS-EXAMINATION  AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM
MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE  DEPOSITION.  EACH LOAN
PARTY IN ANY EVENT WILL USE ALL  COMMERCIALLY  REASONABLE  EFFORTS TO PRODUCE IN
ANY SUCH DISPUTE RESOLUTION PROCEEDING,  AT THE TIME AND IN THE MANNER REQUESTED
BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE,  ELECTRONIC
OR OTHER FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE.

         12.15.  WAIVER OF JURY TRIAL.  EACH LOAN  PARTY,  AGENT AND EACH LENDER
HEREBY  WAIVE THEIR  RESPECTIVE  RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF
ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
EACH  LOAN  PARTY,  AGENT AND EACH  LENDER  ACKNOWLEDGE  THAT  THIS  WAIVER IS A
MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP,  THAT EACH HAS RELIED
ON THE WAIVER IN ENTERING INTO THIS  AGREEMENT AND THE OTHER LOAN  DOCUMENTS AND
THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE  DEALINGS.
EACH LOAN PARTY,  AGENT AND EACH LENDER  WARRANT AND REPRESENT THAT EACH HAS HAD
THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL,  AND THAT EACH
KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

         12.16.  CONSTRUCTION.  Each  Loan  Party,  Agent and each  Lender  each acknowledge  that it has had the benefit of legal  counsel of its own choice and has been  afforded an  opportunity  to review this  Agreement and the other Loan
Documents  with its legal  counsel.  This Agreement and the other Loan Documents shall be construed as if jointly drafted by Loan Parties, Agent and each Lender.

         12.17. COUNTERPARTS;  EFFECTIVENESS. This Agreement and any amendments, waivers, consents, or supplements may be executed via telecopier or facsimile or other  electronic  method of transmission  in any number of counterparts  and by different  parties  hereto  in  separate  counterparts,  each of  which  when so
executed  and  delivered  shall  be  deemed  an  original,   but  all  of  which
counterparts  together  shall  constitute  one and  the  same  instrument.  This
Agreement shall become  effective upon the execution of a counterpart  hereof by each of the parties hereto.

         12.18.  CONFIDENTIALITY.  Agent and each Lender agree to exercise their best efforts to keep confidential any non-public  information delivered pursuant to the Loan Documents and identified as such by Loan Parties and not to disclose such information to Persons other than to: its respective affiliates,  officers,

                                       97

directors and employees; or its potential assignees or participants;  or Persons employed  by  or  engaged  by  Agent,  a  Lender  or  a  Lender's  assignees  or participants including, without limitation,  attorneys,  auditors,  professional
consultants,   rating   agencies  and   portfolio   management   services.   The
confidentiality  provisions  contained  in this  subsection  shall  not apply to disclosures  (a) required to be made by Agent or any Lender to any regulatory or governmental  agency or pursuant to legal  process or (b)  consisting of general portfolio  information that does not identify any Loan Party. The obligations of
Agent and Lenders under this  subsection  12.18 shall  supersede and replace the obligations of Agent and Lenders under any confidentiality  agreement in respect of this  financing  executed  and  delivered by Agent or any Lender prior to the date  hereof.  In no event shall Agent or any Lender be obligated or required to return  any  materials  furnished  by  Loan  Parties;  provided,  however,  each potential assignee or participant shall be required to agree that if it does not become an assignee (or  participant) it shall return all materials  furnished to it by Loan Parties in connection herewith.

Notwithstanding the foregoing,  and notwithstanding any other express or implied agreement or understanding to the contrary, each of the parties hereto and their respective  employees,  representatives,  and other  agents  are  authorized  to disclose the tax treatment and tax  structure of these  transactions  to any and all persons,  without  limitation  of any kind.  Each of the parties  hereto may disclose all  materials of any kind  (including  opinions or other tax analyses)
insofar  as  they  relate  to  the  tax  treatment  and  tax  structure  of  the transactions  contemplated by the Loan Documents.  This  authorization  does not extend to disclosure of any other information including (without limitation) (a)
the identities of participants or potential participants in the transactions (b)
the existence or status of any  negotiations,  (c) any pricing  other  financial information or (d) any other term or detail not related to the tax treatment and tax structure of the transactions contemplated by the Loan Documents.

         12.19.  PUBLICATION.  Each Loan Party  consents to the  publication  by
Agent of a tombstone or similar  advertising  material relating to the financing transactions  contemplated by this  Agreement;  provided,  however,  Agent shall provide  a draft  of any such  tombstone  or  similar  advertising  material  to
Borrowing Agent for review prior to the publication  thereof.  Agent and Lenders reserve the right to provide industry trade organizations  information necessary and customary for inclusion in league table measurements.

         12.20.  SPECIAL  PROVISIONS  RELATING TO COLLINS AND ITS  SUBSIDIARIES.
Notwithstanding  anything to the  contrary  contained  in this  Agreement or any other  Loan  Document,  neither  Collins  nor  any of  its  direct  or  indirect
Subsidiaries  shall be bound by the terms of this  Agreement  or any other  Loan
Document,  or  be  a  "Borrower",  "Guarantor"  or  "Loan  Party"  hereunder  or thereunder until the  consummation of the Merger,  PROVIDED that Collins and its direct and indirect Subsidiaries shall be considered  "Borrowers",  "Guarantors"
or "Loan Parties", as applicable,  solely for the purposes of any representation or warranty contained in this Agreement or any other Loan Document, and any such representation  or  warranty  with  respect to Collins or its direct or indirect
Subsidiaries  shall be deemed made to Agent and Lenders,  jointly and severally, by Holdings and CS  Acquisition  until the  consummation  of the Merger at which time Collins and each of its  Subsidiaries  that is a Loan Party hereunder shall be deemed to have made each such  representation  and warranty directly to Agent and Lenders.

                                       98

                  Witness  the  due  execution  hereof  by the  respective  duly authorized officers of the undersigned as of the date first written above.

                                            CS ACQUISITION CORP., as a Borrower

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            COLLINS I HOLDING CORP., as a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            GMAC COMMERCIAL FINANCE LLC, as
                                            Agent and as a Lender

                                            By: /s/ Eric S. Miller
                                                --------------------------------
                                            Title: Director
                                                   -----------------------------

                                            Revolving Loan Commitment: $
                                                                         -------
                                            Term Loan Commitment:      $
                                                                         -------

                  [SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

         Upon the consummation of the Merger,  each signatory hereto agrees that it shall be bound as a Borrower and/or  Guarantor under this Agreement,  and all references to "Borrower", "Borrowers",  "Guarantor",  "Guarantors", "Loan Party"
or  "Loan  Parties"  contained  in  this  Agreement  or any of  the  other  Loan
Documents, shall thereafter be deemed to include each signatory hereto.

                                            COLLINS INDUSTRIES, INC., as a Borrower

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            COLLINS BUS CORPORATION, as a Borrower
                                            and a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            WHEELED COACH INDUSTRIES, INC., as a Borrower
                                            and a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            CAPACITY OF TEXAS, INC., as a Borrower and
                                            a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                  [SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

                                            MID BUS, INC., as a Borrower and a
                                            Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            MOBILE PRODUCTS, INC., as a Borrower and
                                            a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            COLLINS AMBULANCE CORP., as a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            WHEELED COACH ENTERPRISES, INC., as a
                                            Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                  [SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

                                            MOBILE-TECH CORPORATION, as a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            WORLD TRANS, INC., as a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            BRUTZER CORPORATION, as a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                            COLLINS FINANCIAL SERVICES, INC., as
                                            a Guarantor

                                            By: /s/ Kenneth Dabrowski
                                                --------------------------------
                                            Title: Chief Executive Officer
                                                   -----------------------------
                                            FEIN:
                                                  ------------------------------

                                    EXHIBITS

A.       Assignment and Acceptance Agreement
B.       Borrowing Base Certificate
C.       Compliance Certificate
D.       Notice of Borrowing

                                    SCHEDULES

1.1(A)   Foreign Account Debtors
2.7(A)   Commercial Tort Claims
3.1(A)   List of Closing Documents
3.1(Y)   Indebtedness to be Defeased
4.1(A)   Chief Executive Office and Organizational Identification Number
4.1(B)   Capitalization of Loan Parties
4.4      Pro Forma
4.5(A)   Deductions and Discounts
4.5(I)   Intellectual Property
4.5(K)   Deposit Accounts
4.5(L)   Bailees
4.6      Business and Trade Names  (Present  and Past Five  Years);  Location of
         Principal Place of Business,  Books and Records and  Collateral;  State
         (other Jurisdiction) of Organization and Organizational  Identification
         Number
4.7(a-1) Owned Real Properties
4.7(a-2) Leased Real Properties
4.9      Federal Tax Identification Numbers
4.11     Employee Benefit Plans
4.12     Broker's or Finder's Fees
4.13     Environmental Matters
4.18     Employee Matters
5.4      Mortgaged Property
7.1      Indebtedness
7.11     Subsidiaries
7.3(B)   Other Liens

                                     RIDERS

A.       Reporting Rider
B.       Financial Covenants Rider

                                 REPORTING RIDER

         This  Reporting  Rider  is  attached  and  made a part of that  certain
Revolving Credit, Term Loan and Security Agreement, dated as of October 31, 2006 and entered into among CS Acquisition Corp.,  Collins Industries,  Inc., certain
Affiliates, GMAC Commercial Finance LLC, as Agent, and certain Lenders.

         1.   ANNUAL FINANCIAL STATEMENTS. Furnish Agent within ninety (90) days after the end of each  fiscal  year of Loan  Parties,  financial  statements  of
Holdings  and  its  Subsidiaries  on  a  consolidating  and  consolidated  basis including, but not limited to, statements of income and stockholders' equity and cash flow  from the  beginning  of the  current  fiscal  year to the end of such fiscal  year  and the  balance  sheet  as at the end of such  fiscal  year,  all prepared  in  accordance  with GAAP  applied  on a basis  consistent  with prior practices,  and in reasonable detail and reported upon without  qualification by the Loan Parties'  Accountants The report of the Loan Parties' Accountants shall be accompanied by a statement of the Loan Parties'  Accountants  certifying that
(i) they have  caused  the Loan  Agreement  to be  reviewed,  (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge  constituted an Event of Default or a Default under this Agreement or any related  agreement or, if such  information  came to their  attention,  specifying any such Default or Event of Default,  its nature, when it occurred and whether it is continuing,  and such report shall contain or have appended thereto calculations which set forth Loan Parties' compliance with the covenant  set forth on the  Financial  Covenants  Rider.  In  addition,  the reports  shall be  accompanied  by a  certificate  of each  Loan  Party's  Chief
Financial Officer which shall state that, based on an examination  sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case,  specifying  such Default or Event of Default,  its nature, when it occurred,  whether it is continuing and the steps being taken by
Loan  Parties  with  respect  to such  event,  and such  certificate  shall have appended thereto  calculations which set forth Loan Parties' compliance with the covenants set forth on the Financial Covenants Rider.

         2.   [INTENTIONALLY OMITTED].

         3.   MONTHLY  FINANCIAL  STATEMENTS.  Furnish  Agent within thirty (30)
days after the end of each month, an unaudited balance sheet of Holdings and its
Subsidiaries on a consolidated and consolidating basis and unaudited  statements
of  income  and  stockholders'   equity  and  cash  flow  of  Holdings  and  its
Subsidiaries on a consolidated and  consolidating  basis  reflecting  results of operations  from the  beginning  of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material  respects,  subject to normal and recurring year end adjustments  that  individually  and in the  aggregate  are not  material to the business of Loan  Parties.  Each such  balance  sheet,  statement  of income and stockholders'  equity and statement of cash flow shall set forth a comparison of the figures for (w) the current  fiscal period and (x) the current  year-to-date with the figures for (y) the same fiscal period and  year-to-date  period of the immediately preceding fiscal year and (z) the projections for such fiscal period and  year-to-date  period  delivered  pursuant to item 12 hereof.  The financial statements  shall be accompanied by a certificate of Holdings'  Chief  Financial
Officer,  which shall state that,  based on an examination  sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case,  specifying such Default or Event of Default,  its nature, when it  occurred,  whether it is  continuing  and the steps being taken by Loan

Parties with respect to such event and,  such  certificate  shall have  appended thereto calculations which set forth Loan Parties' compliance with the covenants set forth on the Financial Covenants Rider.

         4.   BORROWING  BASE  CERTIFICATE.  Deliver to Agent,  on the fifteenth
(15th) day of each month (or more frequently if required by Agent),  a Borrowing
Base  Certificate  (which  shall  be  calculated  as of  the  last  day  of  the immediately preceding month).

         5.   COLLATERAL  REPORTS.  Deliver to Agent on or before the  fifteenth
(15th)  day of each  month as and for the prior  month (a)  accounts  receivable agings,  (b) accounts payable agings,  and (c) Inventory  reports.  In addition, each Loan Party shall  deliver to Agent at such  intervals as Agent may require:
(i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii)
evidence of shipment or  delivery,  and (iv) such further  schedules,  documents and/or  information  regarding the  Collateral  as Agent may require  including, without limitation, trial balances and test verifications.  Agent shall have the right to confirm and verify all Accounts by any manner and through any medium it considers advisable and do whatever it may deem reasonably  necessary to protect its interests hereunder. The items to be provided under items (4) and (5) hereof are to be in form  reasonably  satisfactory  to Agent and  executed by Borrowing
Agent and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Collateral,  and Borrowing Agent's failure to deliver any of such items to Agent  shall not  affect,  terminate,  modify or  otherwise limit Agent's Lien with respect to the Collateral.

         6.   DISCLOSURE OF MATERIAL MATTERS. Immediately upon learning thereof, report to Agent all matters  materially  affecting the value,  enforceability or collectibility of any portion of the Collateral  including,  without limitation, any Loan Party's reclamation or repossession of, or the return to any Loan Party of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

         7.   [INTENTIONALLY OMITTED].

         8.   MATERIAL  OCCURRENCES.  Promptly  notify Agent in writing upon the occurrence of (a) any Event of Default or Default with such notice  stating that it is a "Notice of Default"; (b) any event of default under the Second Lien Term
Loan Documents;  (c) any event which with the giving of notice or lapse of time, or both,  would  constitute  an event of default under the Second Lien Term Loan
Documents;  (d) any event,  development  or  circumstance  whereby any financial statements or other reports  furnished to Agent fail in any material  respect to present fairly,  in accordance  with GAAP  consistently  applied,  the financial condition  or  operating  results  of any  Loan  Party  as of the  date  of such statements;  (e) any accumulated  retirement plan funding  deficiency  which, if such  deficiency  continued for two plan years and was not corrected as provided in Section  4971 of the IRC,  could  subject  any Loan Party to a tax imposed by
Section  4971 of the IRC;  (f) each and every  default by any Loan  Party  which might result in the acceleration of the maturity of any Indebtedness,  including the names and  addresses  of the holders of such  Indebtedness  with  respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness;  and (g) any other development in the business or affairs of any Loan Party which could  reasonably be expected  to have a Material  Adverse  Effect;  in each case  describing  the nature thereof and the action Loan Parties propose to take with respect thereto.

         9.   LITIGATION.  Promptly  notify Agent in writing of any  litigation, suit or administrative  proceeding  affecting any Loan Party, whether or not the claim is covered by  insurance,  and of any suit or  administrative  proceeding, which in any such case would  reasonably be expected to have a Material  Adverse
Effect.

         10.  OTHER  REPORTS.  Furnish  Agent as soon as  available,  but in any event concurrently with the issuance thereof,  (i) with copies of such financial statements,  material reports and material returns as each Loan Party shall send to its  stockholders  and (ii) copies of all notices sent pursuant to the Second
Lien Term Loan Documents.

         11.  ADDITIONAL   INFORMATION.   Furnish  Agent  with  such  additional
information  as Agent  shall  reasonably  request  in order to  enable  Agent to determine  whether  the terms,  covenants,  provisions  and  conditions  of this
Agreement have been complied with by Loan Parties including,  without limitation and  without  the  necessity  of  any  request  by  Agent,  (a)  copies  of  all environmental  audits and reviews,  (b) at least thirty (30) days prior thereto, notice of any Loan Party's opening of any new office or place of business or any
Loan  Party's  closing  of any  existing  office or place of  business,  and (c)
promptly upon any Loan Party's learning thereof,  notice of any labor dispute to which any Loan Party may become a party, any strikes or walkouts relating to any of its plants or other  facilities,  and the expiration of any labor contract to which any Loan Party is a party or by which any Loan Party is bound.

         12.  PROJECTED OPERATING BUDGET.  Furnish Agent, prior to the beginning of each  fiscal year of  Holdings,  commencing  with the fiscal year  commencing
November 1, 2007, a month by month projected  operating  budget and cash flow of
Holdings and its Subsidiaries on a consolidated and consolidating basis for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal  quarter),  such  projections  to be accompanied by a certificate  signed by the President or Chief Financial Officer of each Loan Party to the effect that such projections have been prepared on the basis of sound  financial  planning  practice  consistent  with past budgets and financial  statements  and that  such  officer  has no reason  to  question  the reasonableness  of any  material  assumptions  on which  such  projections  were prepared.

         13.  VARIANCES FROM OPERATING BUDGET. Furnish Agent,  concurrently with the delivery of the financial statements referred to in item 1 hereof, a written report summarizing all material variances from budgets submitted by Loan Parties pursuant to item 12 hereof and a  discussion  and  analysis by  management  with respect to such variances.

         14.  NOTICE OF SUITS, ADVERSE EVENTS.  Furnish Agent with prompt notice of (i) any lapse or other termination of any Consent issued to any Loan Party by any Governmental Authority or any other Person that is material to the operation of any Loan Party's business,  (ii) any refusal by any Governmental Authority or any other  Person to renew or extend any such  Consent;  and (iii) copies of any periodic  or  special  reports  filed by any Loan  Party  with any  Governmental
Authority  or  Person,  if such  reports  indicate  any  material  change in the business,  operations,  affairs or  condition  of any Loan  Party,  or if copies thereof are  requested  by Agent or any Lender,  and (iv) copies of any material notices and other communications from any Governmental Authority or Person which specifically relate to any Loan Party.

         15.  ERISA NOTICES AND REQUESTS.  Furnish Agent with immediate  written notice  in the event  that (i) any Loan  Party or any  member of the  Controlled
Group  knows or has  reason  to know  that a  Termination  Event  has  occurred, together with a written  statement  describing  such  Termination  Event and the action,  if any,  which  such Loan Party or member of the  Controlled  Group has taken, is taking,  or proposes to take with respect thereto and, when known, any action taken or threatened by the IRS,  Department of Labor or PBGC with respect thereto,  (ii) any Loan Party or any member of the Controlled Group knows or has reason to know that a  prohibited  transaction  (as defined in  Sections  406 of
ERISA  and 4975 of the IRC)  has  occurred  together  with a  written  statement describing  such  transaction and the action which such Loan Party or any member of the  Controlled  Group has taken,  is taking or proposes to take with respect thereto,  (iii) a funding waiver request has been filed with respect to any Plan together with all communications received by any Loan Party or any member of the
Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions  to any  Plan  to  which  any  Loan  Party  or any  member  of the
Controlled Group was not previously contributing shall occur, (v) any Loan Party or any member of the  Controlled  Group shall  receive from the PBGC a notice of intention  to terminate a Plan or to have a trustee  appointed  to  administer a
Plan,  together  with  copies of each such  notice,  (vi) any Loan  Party or any member of the  Controlled  Group shall  receive  any  favorable  or  unfavorable determination  letter from the IRS regarding the  qualification  of a Plan under
Section 401(a) of the IRC,  together with copies of each such letter;  (vii) any
Loan  Party  or any  member  of the  Controlled  Group  shall  receive  a notice regarding the imposition of withdrawal  liability,  together with copies of each such notice;  (viii) any Loan Party or any member of the Controlled  Group shall fail to make a required  installment or any other required payment under Section
412 of the IRC on or before the due date for such  installment or payment;  (ix)
any  Loan  Party  or any  member  of  the  Controlled  Group  knows  that  (a) a
Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer  Plan, or (c) the PBGC has  instituted  or will  institute  proceedings  under Section 4042 of ERISA to terminate a Multiemployer Plan.

         16.  ENVIRONMENTAL  REPORTS.  Furnish  Agent,   concurrently  with  the
delivery of the financial statements referred to in items 1 and 3 hereof, with a certificate  signed by the President of each Loan Party stating,  to the best of his  knowledge,  that each Loan Party is in compliance in all material  respects with all federal, state and local laws relating to environmental  protection and control and occupational  safety and health. To the extent any Loan Party is not in compliance  with the foregoing  laws,  the  certificate  shall set forth with specificity all areas of non-compliance  and the proposed action Loan Party will implement in order to achieve full compliance.

         17.  CHASSIS STATUS REPORT.  Borrowers shall cooperate with the trustee under the Trust  Agreement  and shall assure that the Trustee is able to furnish
Agent, not later than the third day of each calendar week a report,  accompanied by copies of the underlying  documents to the extent  requested by Agent, of all manufacturers'  certificates  or statements of origin and other title  documents relating to motor vehicle  chassis and motor  vehicles held by the trustee under the Trust  Agreement as of the close of business on the last Business Day of the immediately preceding calendar week.

         18.  ADDITIONAL DOCUMENTS.  Execute and deliver to Agent, upon request, such  documents  and  agreements  as Agent  may,  from time to time,  reasonably request to carry out the purposes, terms or conditions of this Agreement.

                            FINANCIAL COVENANTS RIDER

         This  Financial  Covenants  Rider is  attached  and made a part of that certain  Loan and Security  Agreement,  dated as of October 31, 2006 and entered into among CS Acquisition Corp., Collins Industries, Inc., certain Affiliates of
Collins  Industries,  Inc., GMAC Commercial  Finance LLC, as Agent,  and certain
Lenders.

         A. MINIMUM  EBITDA.  Holdings and its  Subsidiaries  on a  consolidated basis shall at all times maintain EBITDA of at least the amounts set forth below for each rolling  twelve (12) month period ending on the last day of each fiscal quarter set forth below.

                   Fiscal Quarter Ending                  Amount
                   ---------------------                  ------

                  January 31, 2007                      $21,000,000
                   April 30, 2007                       $18,000,000
                    July 31, 2007                       $17,000,000
                  October 31, 2007                      $16,000,000
                  January 31, 2008                      $17,000,000
                   April 30, 2008                       $17,500,000
   July 31, 2008 and the last day of each fiscal        $18,000,000
               quarter ending thereafter

         B. TOTAL  LEVERAGE.  Holdings and its  Subsidiaries  on a  consolidated basis  shall  not  permit  the  ratio  of (a)  Holdings'  and its  Subsidiaries'
Indebtedness  on a consolidated  basis,  to (b) Holdings' and its  Subsidiaries'
EBITDA for the trailing twelve months on a consolidated  basis,  each calculated as of the last day of any fiscal  quarter set forth below to be greater than the ratio set forth below for such periods:

                   Fiscal Quarter Ending                     Ratio
                   ---------------------                     -----

                     January 31, 2007                     4.75 to 1.0
                      April 30, 2007                      4.75 to 1.0
                       July 31, 2007                      4.75 to 1.0
                     October 31, 2007                     4.75 to 1.0
                     January 31, 2008                     4.50 to 1.0
                      April 30, 2008                      4.50 to 1.0
                       July 31, 2008                      4.25 to 1.0
                     October 31, 2008                     4.25 to 1.0
                     January 31, 2009                     4.00 to 1.0
                      April 30, 2009                      4.00 to 1.0
                       July 31, 2009                      4.00 to 1.0
                     October 31, 2009                     4.00 to 1.0
                     January 31, 2010                     3.75 to 1.0
                      April 30, 2010                      3.75 to 1.0
                       July 31, 2010                      3.75 to 1.0
                     October 31, 2010                     3.75 to 1.0
    January 31, 2011 and the last day of each fiscal     3.50 to 1.00
               quarter ending thereafter

         D. CAPITAL  EXPENDITURE  LIMITS.  The  aggregate  amount of all Capital
Expenditures,   (excluding,   in  each  case,  expenditures  for  trade-ins  and
replacement of assets to the extent funded with casualty insurance  proceeds) of
Holdings and its  Subsidiaries  on a consolidated  basis in any Fiscal Year will not exceed the amount set forth below for each period set forth below.

                       Period                                Amount
                       ------                                ------
                   Fiscal Year 2007                        $5,500,000

          Fiscal Year 2008 and each Fiscal Year            $5,000,000
                 ending thereafter

         E.  FIXED  CHARGE   COVERAGE.   Holdings  and  its  Subsidiaries  on  a
consolidated  basis shall not permit their Fixed Charge Coverage for the rolling twelve (12) month period ending on the last day of each fiscal quarter set forth below to be less than the ratio set forth below for such periods, PROVIDED that, notwithstanding the foregoing, for the purposes of determining Fixed Charges (x)
for  the  period  ending  January  31,  2007,  sub-clauses  (a)  and  (c) of the definition  of Fixed  Charges  (I.E.,  Cash  Interest  Expense  and  income  and franchise  taxes) shall each be  determined  by taking the actual  amounts under such  sub-clauses for the three month period ending on such date and multiplying such amounts by 4, (y) for the period ending April 30, 2007, sub-clauses (a) and
(c) of the definition of Fixed Charges (I.E.,  Cash Interest  Expense and income and franchise taxes) shall each be determined by taking the actual amounts under such  sub-clauses  for the six month period ending on such date and  multiplying such amounts by 2 and (z) for the period ending July 31, 2007,  sub-clauses  (a)
and (c) of the  definition of Fixed  Charges  (I.E.,  Cash Interest  Expense and
income  and  franchise  taxes)  shall  each be  determined  by taking the actual amounts under such sub-clauses for the nine month period ending on such date and
(i) dividing each such amount by 3 and then (ii) multiplying each such amount by
4.

                   Fiscal Quarter Ending                     Ratio
                   ---------------------                     -----

                     January 31, 2007                     1.15 to 1.0
                      April 30, 2007                      1.15 to 1.0
                       July 31, 2007                      1.15 to 1.0
                     October 31, 2007                     1.15 to 1.0
                     January 31, 2008                     1.25 to 1.0
                      April 30, 2008                      1.25 to 1.0
                       July 31, 2008                      1.25 to 1.0
                     October 31, 2008                     1.25 to 1.0
                     January 31, 2009                     1.35 to 1.0
                      April 30, 2009                      1.35 to 1.0
                       July 31, 2009                      1.35 to 1.0
                     October 31, 2009                     1.35 to 1.0
 January 31, 2010 and the last day of each fiscal         1.50 to 1.0
                quarter ending thereafter